UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3329

Variable Insurance Products Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Equity-Income Portfolio - Service Class 2R

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income PortfolioSM - Service Class 2R	17.05%	0.13%	6.44%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income PortfolioSM - Service Class 2R on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from James Morrow, Lead Portfolio Manager of VIP Equity-Income Portfolio: For the year, the fund's share classes modestly trailed the benchmark Russell 3000® Value Index, which rose 17.55%. (For specific portfolio results, please refer to the performance section of this report.) The primary drag came from stock selection, especially in the software/services industry, though overweighting that strong-performing group slightly tempered the underperformance. Security selection in the diversified financials industry and the telecommunication services and energy sectors further detracted. A small average cash stake of about 3% also hurt in an up market. On the positive side, consumer discretionary stock picking added value, as did underweighting utilities, a sector that lagged. The fund's high-yield and convertible securities subportfolio also was a source of outperformance. On an individual security basis, the fund's biggest relative detractors included financials firms Bank of America and Citigroup, both of which saw their shares increase in value. Unfortunately, the fund had very limited exposure to these sizable benchmark components. Also in financials, an overweighted position in MetLife hurt, given that the insurance provider returned less than half of what the index did. In the energy sector, holdings in Royal Dutch Shell, based in the Netherlands, and Canada's Penn West Petroleum significantly underperformed in a challenging environment for energy producers. Neither stock was in the benchmark. Elsewhere, health benefits company WellPoint struggled amid a variety of concerns, including a worse-than-expected earnings forecast issued in July and, in August, an investor-led dismissal of the company's chief executive. Also limiting performance were positions in telecom giant Verizon Communications and logistics/delivery company United Parcel Service, the latter of which was not in the index. On the positive side, Comcast, a leading cable service provider and media company, continued to generate strong financial results. In the financials sector, JPMorgan Chase was helpful. Despite the company's multibillion-dollar trading loss on May 10, I thought the firm remained a solid business whose stock was trading at a lower-than-deserved valuation. In the following months, JPMorgan Chase gained significant ground, and, by period end, had even surpassed its May valuation. In energy, the fund benefited from a substantial underweighting in index component Occidental Petroleum, a poor-performing oil and gas company. Another notable contributor was consumer electronics and computer maker Apple, an out-of-benchmark stock. Apple's shares rose by a healthy amount through September, and I decided to sell the fund's stake in October. In retrospect, this sale was fortunate timing - the stock corrected sharply through November, exactly when I added back a small position in the company at what I believed was a more reasonable price. Not owning electric utility Exelon, a struggling index component, also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.55%
Actual		$ 1,000.00	$ 1,081.70	$ 2.88
HypotheticalA		$ 1,000.00	$ 1,022.37	$ 2.80
Service Class	.65%
Actual		$ 1,000.00	$ 1,081.40	$ 3.40
HypotheticalA		$ 1,000.00	$ 1,021.87	$ 3.30
Service Class 2.80%
Actual		$ 1,000.00	$ 1,080.30	$ 4.18
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.06
Service Class 2R	.80%
Actual		$ 1,000.00	$ 1,081.00	$ 4.18
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.06
Investor Class	.64%
Actual		$ 1,000.00	$ 1,081.60	$ 3.35
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 3.25

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.8	3.5
Chevron Corp.	3.0	3.6
Comcast Corp. Class A	2.9	3.0
Procter & Gamble Co.	2.8	2.6
Wells Fargo & Co.	2.6	3.1
Pfizer, Inc.	2.5	2.5
Royal Dutch Shell PLC Class A sponsored ADR	2.1	1.9
General Electric Co.	2.1	2.2
Johnson & Johnson	2.1	2.1
Paychex, Inc.	2.0	2.0
	25.9
Top Five Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.8	19.1
Health Care	13.9	13.2
Energy	13.6	13.8
Industrials	10.4	9.7
Information Technology	10.3	9.5
Asset Allocation (% of fund's net assets)
As of December 31, 2012 *		As of June 30, 2012 **
	Stocks 94.1%		Stocks 93.7%
	Bonds 4.0%		Bonds 3.4%
	Short-Term Investments and Net Other Assets (Liabilities) 1.9%		Short-Term Investments and Net Other Assets (Liabilities) 2.9%
* Foreign investments	13.2%	** Foreign investments	14.4%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.1%
Gentex Corp.	369,450	$ 6,953,049
Diversified Consumer Services - 0.2%
Strayer Education, Inc. (f)	149,403	8,391,967
Hotels, Restaurants & Leisure - 1.3%
CEC Entertainment, Inc.	185,799	6,166,669
Cedar Fair LP (depository unit)	78,920	2,639,874
McDonald's Corp.	490,952	43,306,876
Texas Roadhouse, Inc. Class A	553,059	9,291,391
Yum! Brands, Inc.	123,100	8,173,840
		69,578,650
Leisure Equipment & Products - 0.2%
New Academy Holding Co. LLC unit (a)(j)(k)	127,200	13,170,288
Media - 4.6%
Comcast Corp. Class A	4,431,552	165,651,414
Time Warner, Inc.	1,957,166	93,611,250
		259,262,664
Multiline Retail - 1.4%
Target Corp.	1,355,928	80,230,260
Specialty Retail - 0.8%
Lowe's Companies, Inc.	1,001,478	35,572,499
Staples, Inc.	932,768	10,633,555
		46,206,054
TOTAL CONSUMER DISCRETIONARY		483,792,932
CONSUMER STAPLES - 10.1%
Beverages - 2.1%
Anheuser-Busch InBev SA NV	188,681	16,431,201
Molson Coors Brewing Co. Class B	247,800	10,603,362
PepsiCo, Inc.	832,283	56,953,126
The Coca-Cola Co.	954,666	34,606,643
		118,594,332
Food & Staples Retailing - 2.5%
Safeway, Inc. (f)	2,458,798	44,479,656
Sysco Corp.	537,900	17,029,914
Wal-Mart Stores, Inc.	389,578	26,580,907
Walgreen Co.	1,447,576	53,574,788
		141,665,265
Food Products - 0.9%
Kellogg Co.	873,657	48,793,743
Household Products - 3.1%
Kimberly-Clark Corp.	199,103	16,810,266
Procter & Gamble Co.	2,341,501	158,964,503
		175,774,769
Tobacco - 1.5%
Altria Group, Inc.	1,164,996	36,604,174

	Shares	Value
British American Tobacco PLC sponsored ADR	138,097	$ 13,982,321
Lorillard, Inc.	124,782	14,558,316
Philip Morris International, Inc.	189,244	15,828,368
		80,973,179
TOTAL CONSUMER STAPLES		565,801,288
ENERGY - 13.1%
Energy Equipment & Services - 1.5%
Ensco PLC Class A	152,400	9,034,272
Exterran Partners LP	303,957	6,161,208
Halliburton Co.	763,785	26,495,702
National Oilwell Varco, Inc.	157,156	10,741,613
Noble Corp.	582,702	20,289,684
Trinidad Drilling Ltd. (f)	1,191,800	8,243,273
		80,965,752
Oil, Gas & Consumable Fuels - 11.6%
Apache Corp.	423,672	33,258,252
BG Group PLC	160,400	2,675,442
BP PLC sponsored ADR	1,060,136	44,144,063
Buckeye Partners LP	139,420	6,331,062
Canadian Natural Resources Ltd.	801,500	23,077,270
Chevron Corp.	1,545,851	167,168,327
EV Energy Partners LP	332,951	18,831,709
Exxon Mobil Corp.	1,218,869	105,493,112
Holly Energy Partners LP	81,072	5,332,916
HollyFrontier Corp.	404,044	18,808,248
Inergy Midstream LP	154,100	3,428,725
Legacy Reserves LP	289,401	6,893,532
Markwest Energy Partners LP	201,578	10,282,494
Occidental Petroleum Corp.	139,400	10,679,434
Penn West Petroleum Ltd. (f)	1,210,655	13,144,741
Pioneer Southwest Energy Partners LP	160,748	3,648,980
Royal Dutch Shell PLC Class A sponsored ADR	1,743,250	120,197,088
Southcross Energy Partners LP	136,450	3,222,949
Suncor Energy, Inc.	640,100	21,049,232
The Williams Companies, Inc.	965,900	31,623,566
Western Gas Equity Partners LP	52,688	1,578,006
		650,869,148
TOTAL ENERGY		731,834,900
FINANCIALS - 18.8%
Capital Markets - 3.0%
Apollo Investment Corp.	808,738	6,761,050
Ashmore Group PLC	2,360,743	13,939,906
BlackRock, Inc. Class A	111,500	23,048,165
Charles Schwab Corp.	1,921,200	27,588,432
FXCM, Inc. Class A	144,315	1,453,252
Goldman Sachs Group, Inc.	30	3,827
KKR & Co. LP	2,069,857	31,523,922
Manning & Napier, Inc.	469,200	5,911,920
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,215,393	$ 23,238,314
The Blackstone Group LP	2,123,626	33,107,329
		166,576,117
Commercial Banks - 4.9%
Comerica, Inc.	331,820	10,067,419
Cullen/Frost Bankers, Inc.	234,034	12,701,025
M&T Bank Corp.	217,291	21,396,645
Standard Chartered PLC (United Kingdom)	782,390	20,248,055
SunTrust Banks, Inc.	611,480	17,335,458
U.S. Bancorp	1,417,438	45,272,970
Wells Fargo & Co.	4,267,886	145,876,343
		272,897,915
Diversified Financial Services - 4.8%
Bank of America Corp.	1,121,000	13,003,600
Citigroup, Inc.	176,500	6,982,340
JPMorgan Chase & Co.	4,754,031	209,034,733
KKR Financial Holdings LLC	3,276,660	34,601,530
NYSE Euronext	181,127	5,712,746
		269,334,949
Insurance - 4.3%
ACE Ltd.	545,020	43,492,596
AFLAC, Inc.	451,300	23,973,056
Assured Guaranty Ltd.	479,720	6,826,416
Berkshire Hathaway, Inc. Class B (a)	153,675	13,784,648
Hanover Insurance Group, Inc.	277,728	10,759,183
MetLife, Inc.	2,768,607	91,197,915
MetLife, Inc. unit	310,815	13,806,402
Prudential Financial, Inc.	232,200	12,383,226
Validus Holdings Ltd.	699,135	24,176,088
		240,399,530
Real Estate Investment Trusts - 1.7%
American Capital Agency Corp.	526,700	15,242,698
Annaly Capital Management, Inc.	890,200	12,498,408
Coresite Realty Corp.	53,700	1,485,342
DCT Industrial Trust, Inc.	460,700	2,989,943
First Potomac Realty Trust	40,521	500,840
Home Properties, Inc.	135,594	8,313,268
Lexington Corporate Properties Trust	308,865	3,227,639
LTC Properties, Inc.	152,366	5,361,760
Rayonier, Inc.	392,592	20,348,043
Retail Properties America, Inc.	1,108,353	13,266,985
Two Harbors Investment Corp.	486,403	5,389,345
Ventas, Inc.	104,790	6,782,009
		95,406,280

	Shares	Value
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (k)	257,800	$ 5,156,000
TOTAL FINANCIALS		1,049,770,791
HEALTH CARE - 13.1%
Biotechnology - 0.4%
Amgen, Inc.	147,100	12,697,672
PDL BioPharma, Inc. (f)	1,550,669	10,932,216
		23,629,888
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	100,100	6,672,666
Covidien PLC	315,700	18,228,518
St. Jude Medical, Inc.	268,500	9,703,590
		34,604,774
Health Care Providers & Services - 2.2%
Aetna, Inc.	510,900	23,654,670
Brookdale Senior Living, Inc. (a)	527,390	13,353,515
Cardinal Health, Inc.	314,500	12,951,110
McKesson Corp.	89,550	8,682,768
UnitedHealth Group, Inc.	271,200	14,709,888
WellPoint, Inc.	760,161	46,309,008
		119,660,959
Pharmaceuticals - 9.9%
Abbott Laboratories	619,440	40,573,320
AbbVie, Inc. (l)	321,100	10,968,776
AstraZeneca PLC sponsored ADR	700,200	33,098,454
Eli Lilly & Co.	804,577	39,681,738
Johnson & Johnson	1,700,268	119,188,787
Merck & Co., Inc.	2,500,889	102,386,396
Pfizer, Inc.	5,470,341	137,196,152
Sanofi SA	396,756	37,624,310
Teva Pharmaceutical Industries Ltd. sponsored ADR	636,222	23,756,529
Warner Chilcott PLC	940,976	11,329,351
		555,803,813
TOTAL HEALTH CARE		733,699,434
INDUSTRIALS - 9.7%
Aerospace & Defense - 1.9%
Raytheon Co.	630,741	36,305,452
Rockwell Collins, Inc.	332,585	19,346,469
United Technologies Corp.	625,776	51,319,890
		106,971,811
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	493,300	31,186,426
United Parcel Service, Inc. Class B	924,845	68,188,822
		99,375,248
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.3%
Intrum Justitia AB	737,519	$ 11,050,708
Pitney Bowes, Inc. (f)	525,000	5,586,000
Republic Services, Inc.	1,865,882	54,726,319
		71,363,027
Electrical Equipment - 0.2%
Eaton Corp. PLC	131,400	7,121,880
Emerson Electric Co.	116,800	6,185,728
		13,307,608
Industrial Conglomerates - 2.1%
General Electric Co.	5,705,521	119,758,886
Machinery - 1.6%
Briggs & Stratton Corp.	905,867	19,095,676
Cummins, Inc.	122,208	13,241,237
Douglas Dynamics, Inc.	587,191	8,449,678
Harsco Corp.	260,106	6,112,491
Illinois Tool Works, Inc.	208,621	12,686,243
Stanley Black & Decker, Inc.	385,306	28,501,085
		88,086,410
Professional Services - 0.3%
Michael Page International PLC	2,755,399	18,010,671
Road & Rail - 0.3%
Union Pacific Corp.	117,662	14,792,467
Trading Companies & Distributors - 0.2%
Watsco, Inc.	187,740	14,061,726
TOTAL INDUSTRIALS		545,727,854
INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 1.6%
Cisco Systems, Inc.	4,612,635	90,638,278
Computers & Peripherals - 0.5%
Apple, Inc.	19,500	10,394,085
Dell, Inc.	1,124,567	11,391,864
Lexmark International, Inc. Class A (f)	171,730	3,982,419
		25,768,368
IT Services - 4.6%
Accenture PLC Class A	525,471	34,943,822
Cognizant Technology Solutions Corp. Class A (a)	490,433	36,316,564
Fidelity National Information Services, Inc.	98,697	3,435,643
IBM Corp.	350,241	67,088,664
Paychex, Inc.	3,587,887	111,726,801
The Western Union Co.	399,400	5,435,834
		258,947,328
Semiconductors & Semiconductor Equipment - 1.4%
Applied Materials, Inc.	1,457,200	16,670,368

	Shares	Value
KLA-Tencor Corp.	382,148	$ 18,251,388
Siliconware Precision Industries Co. Ltd. sponsored ADR	2,523,619	13,476,125
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,698,500	29,146,260
		77,544,141
Software - 0.8%
CA Technologies, Inc.	401,419	8,823,190
Microsoft Corp.	1,409,200	37,667,916
		46,491,106
TOTAL INFORMATION TECHNOLOGY		499,389,221
MATERIALS - 0.7%
Chemicals - 0.3%
Eastman Chemical Co.	202,500	13,780,125
Monsanto Co.	15,100	1,429,215
PPG Industries, Inc.	50	6,768
		15,216,108
Metals & Mining - 0.4%
ArcelorMittal SA Class A unit (f)	248,103	4,334,359
Commercial Metals Co.	668,471	9,933,479
Nucor Corp.	190,500	8,225,790
		22,493,628
TOTAL MATERIALS		37,709,736
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 3.4%
AT&T, Inc.	2,248,159	75,785,440
CenturyLink, Inc.	290,455	11,362,600
Verizon Communications, Inc.	2,362,108	102,208,413
		189,356,453
Wireless Telecommunication Services - 0.8%
Vodafone Group PLC	18,076,746	45,503,974
TOTAL TELECOMMUNICATION SERVICES		234,860,427
UTILITIES - 4.8%
Electric Utilities - 3.3%
Duke Energy Corp.	364,343	23,245,083
Edison International	133,500	6,032,865
FirstEnergy Corp.	671,210	28,029,730
NextEra Energy, Inc.	527,480	36,496,341
Northeast Utilities	356,400	13,928,112
PPL Corp.	1,975,734	56,565,264
Southern Co.	542,934	23,243,005
		187,540,400
Multi-Utilities - 1.5%
CMS Energy Corp.	118,500	2,889,030
GDF Suez	327,900	6,753,449
National Grid PLC	1,814,100	20,806,672
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
PG&E Corp.	455,105	$ 18,286,119
Sempra Energy	468,200	33,214,108
		81,949,378
TOTAL UTILITIES		269,489,778
TOTAL COMMON STOCKS (Cost $4,571,987,376)		5,152,076,361
Preferred Stocks - 2.1%

Convertible Preferred Stocks - 1.6%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Co. 4.75%	270,890	11,954,376
Media - 0.1%
Interpublic Group of Companies, Inc. 5.25%	5,300	5,618,000
TOTAL CONSUMER DISCRETIONARY		17,572,376
FINANCIALS - 0.3%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	9,000	11,070,000
Real Estate Investment Trusts - 0.1%
Health Care REIT, Inc. Series I, 6.50%	107,400	6,138,576
TOTAL FINANCIALS		17,208,576
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	27,680	5,124,675
Health Care Providers & Services - 0.2%
HealthSouth Corp. Series A 6.50%	8,800	9,130,000
TOTAL HEALTH CARE		14,254,675
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.2%
United Technologies Corp. 7.50%	227,600	12,679,596
Professional Services - 0.1%
Nielsen Holdings B.V. 6.25%	108,600	6,098,563
TOTAL INDUSTRIALS		18,778,159
UTILITIES - 0.4%
Electric Utilities - 0.4%
NextEra Energy, Inc.:
5.889%	142,307	7,111,081
Series E, 5.599%	152,100	7,582,185

	Shares	Value
PPL Corp. 8.75%	120,100	$ 6,467,385
		21,160,651
TOTAL CONVERTIBLE PREFERRED STOCKS		88,974,437
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	18,318	4,203,046
FINANCIALS - 0.4%
Consumer Finance - 0.4%
Ally Financial, Inc. 7.00% (g)	20,572	20,109,130
Diversified Financial Services - 0.0%
GMAC Capital Trust I Series 2, 8.125%	30,803	820,900
TOTAL FINANCIALS		20,930,030
TOTAL NONCONVERTIBLE PREFERRED STOCKS		25,133,076
TOTAL PREFERRED STOCKS (Cost $108,780,245)		114,107,513
Corporate Bonds - 3.9%
		Principal Amount (e)
Convertible Bonds - 3.5%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV 5.5% 11/9/15 (g)	EUR	6,400,000	9,322,015
Hotels, Restaurants & Leisure - 0.0%
MGM Mirage, Inc. 4.25% 4/15/15		2,840,000	2,996,200
TOTAL CONSUMER DISCRETIONARY			12,318,215
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Amyris, Inc. 3% 2/27/17 (k)		1,383,000	965,901
Chesapeake Energy Corp. 2.5% 5/15/37		5,970,000	5,281,062
Massey Energy Co. 3.25% 8/1/15		7,810,000	7,517,125
Peabody Energy Corp. 4.75% 12/15/66		5,610,000	5,403,131
Western Refining, Inc. 5.75% 6/15/14		2,660,000	7,787,150
			26,954,369
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (d)(g)		10,438,000	4,644,910
Corporate Bonds - continued
		Principal Amount (e)	Value
Convertible Bonds - continued
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.2%
Medtronic, Inc. 1.625% 4/15/13		$ 3,130,000	$ 3,139,390
Teleflex, Inc. 3.875% 8/1/17		4,650,000	5,942,235
			9,081,625
Health Care Providers & Services - 0.3%
WellPoint, Inc. 2.75% 10/15/42 (g)		18,140,000	19,452,973
TOTAL HEALTH CARE			28,534,598
INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.2%
Covanta Holding Corp. 3.25% 6/1/14		11,710,000	14,184,323
Construction & Engineering - 0.2%
MasTec, Inc.:
4% 6/15/14		4,330,000	7,106,613
4.25% 12/15/14		1,300,000	2,201,875
			9,308,488
TOTAL INDUSTRIALS			23,492,811
INFORMATION TECHNOLOGY - 1.4%
Communications Equipment - 0.1%
InterDigital, Inc. 2.5% 3/15/16		7,870,000	8,391,388
Computers & Peripherals - 0.2%
SanDisk Corp. 1.5% 8/15/17		9,260,000	10,747,341
Internet Software & Services - 0.1%
VeriSign, Inc. 3.25% 8/15/37		4,410,000	5,562,113
IT Services - 0.1%
CACI International, Inc. 2.125% 5/1/14		5,500,000	6,208,400
Semiconductors & Semiconductor Equipment - 0.5%
GT Advanced Technologies, Inc. 3% 10/1/17		9,970,000	7,253,175
Intel Corp. 3.25% 8/1/39		4,770,000	5,599,026
Microchip Technology, Inc. 2.125% 12/15/37		2,500,000	3,165,750
Micron Technology, Inc. 3.125% 5/1/32 (g)		8,190,000	7,975,013
Novellus Systems, Inc. 2.625% 5/15/41		2,680,000	3,336,600
			27,329,564
Software - 0.4%
Nuance Communications, Inc. 2.75% 11/1/31		18,770,000	20,377,181
TOTAL INFORMATION TECHNOLOGY			78,615,987

		Principal Amount (e)	Value
MATERIALS - 0.2%
Metals & Mining - 0.2%
Goldcorp, Inc. 2% 8/1/14		$ 5,170,000	$ 5,699,925
Newmont Mining Corp. 1.25% 7/15/14		4,640,000	5,460,700
			11,160,625
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (g)		8,630,000	9,460,638
TOTAL CONVERTIBLE BONDS			195,182,153
Nonconvertible Bonds - 0.4%
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Rite Aid Corp.:
9.25% 3/15/20		1,705,000	1,807,300
9.5% 6/15/17		8,000,000	8,360,000
Tops Markets LLC 8.875% 12/15/17 (g)		770,000	795,025
			10,962,325
FINANCIALS - 0.1%
Consumer Finance - 0.0%
GMAC LLC 8% 11/1/31		1,680,000	2,129,400
Diversified Financial Services - 0.1%
Goldman Sachs Capital II 4% (h)(i)		7,850,000	6,131,478
TOTAL FINANCIALS			8,260,878
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
AbitibiBowater, Inc. 10.25% 10/15/18		3,141,000	3,596,445
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (g)		1,230,000	1,322,250
TOTAL NONCONVERTIBLE BONDS			24,141,898
TOTAL CORPORATE BONDS (Cost $212,090,477)			219,324,051
Floating Rate Loans - 0.1%
		Principal Amount (e)	Value
FINANCIALS - 0.1%
Insurance - 0.1%
Asurion Corp. Tranche 2LN, term loan 9% 5/24/19 (i)		$ 2,468,726	$ 2,524,272
TOTAL FLOATING RATE LOANS (Cost $2,446,762)			2,524,272
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	97,659,539	97,659,539
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	60,704,125	60,704,125
TOTAL MONEY MARKET FUNDS (Cost $158,363,664)		158,363,664
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $5,053,668,524)		5,646,395,861
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(48,011,437)
NET ASSETS - 100%		$ 5,598,384,424
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $73,081,954 or 1.3% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,292,189 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Amyris, Inc. 3% 2/27/17	2/27/12	$ 1,383,000
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$ 5,156,000
New Academy Holding Co. LLC unit	8/1/11	$ 13,406,880
(l) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 235,486
Fidelity Securities Lending Cash Central Fund	1,334,732
Total	$ 1,570,218
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 505,568,354	$ 482,577,020	$ 9,821,046	$ 13,170,288
Consumer Staples	565,801,288	549,370,087	16,431,201	-
Energy	731,834,900	729,159,458	2,675,442	-
Financials	1,087,909,397	1,008,511,328	74,242,069	5,156,000
Health Care	747,954,109	701,199,799	46,754,310	-
Industrials	564,506,013	529,346,071	35,159,942	-
Information Technology	499,389,221	499,389,221	-	-
Materials	37,709,736	37,709,736	-	-
Telecommunication Services	234,860,427	189,356,453	45,503,974	-
Utilities	290,650,429	249,511,842	41,138,587	-
Corporate Bonds	219,324,051	-	219,324,051	-
Floating Rate Loans	2,524,272	-	2,524,272	-
Money Market Funds	158,363,664	158,363,664	-	-
Total Investments in Securities:	$ 5,646,395,861	$ 5,134,494,679	$ 493,574,894	$ 18,326,288

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 110,995,962
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	86.8%
United Kingdom	6.1%
Ireland	1.2%
Canada	1.2%
Switzerland	1.2%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $59,362,021) - See accompanying schedule: Unaffiliated issuers (cost $4,895,304,860)	$ 5,488,032,197
Fidelity Central Funds (cost $158,363,664)	158,363,664
Total Investments (cost $5,053,668,524)		$ 5,646,395,861
Cash		10,839,603
Receivable for investments sold		20,362,644
Receivable for fund shares sold		2,536,878
Dividends receivable		11,228,905
Interest receivable		1,293,297
Distributions receivable from Fidelity Central Funds		152,056
Prepaid expenses		15,547
Other receivables		1,078,619
Total assets		5,693,903,410

Liabilities
Payable for investments purchased
Regular delivery	$ 17,292,231
Delayed delivery	10,726,282
Payable for fund shares redeemed	3,408,561
Accrued management fee	2,128,294
Distribution and service plan fees payable	354,970
Other affiliated payables	523,916
Other payables and accrued expenses	380,607
Collateral on securities loaned, at value	60,704,125
Total liabilities		95,518,986

Net Assets		$ 5,598,384,424
Net Assets consist of:
Paid in capital		$ 5,036,587,854
Distributions in excess of net investment income		(131,517)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,820,406)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		592,748,493
Net Assets		$ 5,598,384,424

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($3,461,083,262 ÷ 173,545,167 shares)	$ 19.94

Service Class: Net Asset Value, offering price and redemption price per share ($350,493,485 ÷ 17,636,031 shares)	$ 19.87

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,560,856,143 ÷ 79,545,418 shares)	$ 19.62

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,640,342 ÷ 288,875 shares)	$ 19.53

Investor Class: Net Asset Value, offering price and redemption price per share ($220,311,192 ÷ 11,078,936 shares)	$ 19.89

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 183,287,566
Interest		10,369,788
Income from Fidelity Central Funds		1,570,218
Total income		195,227,572

Expenses
Management fee	$ 25,636,897
Transfer agent fees	4,132,359
Distribution and service plan fees	4,313,822
Accounting and security lending fees	1,115,612
Custodian fees and expenses	117,770
Independent trustees' compensation	37,915
Appreciation in deferred trustee compensation account	270
Audit	83,367
Legal	28,362
Interest	310
Miscellaneous	56,276
Total expenses before reductions	35,522,960
Expense reductions	(491,839)	35,031,121
Net investment income (loss)		160,196,451
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	225,837,510
Foreign currency transactions	23,917
Total net realized gain (loss)		225,861,427
Change in net unrealized appreciation (depreciation) on: Investment securities	499,557,639
Assets and liabilities in foreign currencies	30,257
Total change in net unrealized appreciation (depreciation)		499,587,896
Net gain (loss)		725,449,323
Net increase (decrease) in net assets resulting from operations		$ 885,645,774

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 160,196,451	$ 137,582,764
Net realized gain (loss)	225,861,427	336,648,895
Change in net unrealized appreciation (depreciation)	499,587,896	(414,416,618)
Net increase (decrease) in net assets resulting from operations	885,645,774	59,815,041
Distributions to shareholders from net investment income	(160,836,253)	(135,446,653)
Distributions to shareholders from net realized gain	(361,842,958)	-
Total distributions	(522,679,211)	(135,446,653)
Share transactions - net increase (decrease)	(98,030,068)	(594,372,345)
Redemption fees	2,080	2,327
Total increase (decrease) in net assets	264,938,575	(670,001,630)

Net Assets
Beginning of period	5,333,445,849	6,003,447,479
End of period (including distributions in excess of net investment income of $131,517 and distributions in excess of net investment income of $132,585, respectively)	$ 5,598,384,424	$ 5,333,445,849

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.69	$ 19.02	$ 16.81	$ 13.18	$ 23.91
Income from Investment Operations
Net investment income (loss) C	.59	.48	.30	.33	.47
Net realized and unrealized gain (loss)	2.59	(.31)	2.24	3.64	(10.67)
Total from investment operations	3.18	.17	2.54	3.97	(10.20)
Distributions from net investment income	(.63) H	(.50)	(.33)	(.34)	(.51)
Distributions from net realized gain	(1.30) H	-	-	-	(.02)
Total distributions	(1.93)	(.50)	(.33)	(.34)	(.53)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.94	$ 18.69	$ 19.02	$ 16.81	$ 13.18
Total Return A, B	17.31%	.97%	15.15%	30.21%	(42.65)%
Ratios to Average Net Assets D, F
Expenses before reductions	.55%	.56%	.56%	.58%	.57%
Expenses net of fee waivers, if any	.55%	.55%	.55%	.58%	.57%
Expenses net of all reductions	.54%	.54%	.55%	.58%	.57%
Net investment income (loss)	2.94%	2.48%	1.71%	2.29%	2.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,461,083	$ 3,345,762	$ 3,798,310	$ 3,771,733	$ 3,322,799
Portfolio turnover rate E	48%	96%	29%	29%	34%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.63	$ 18.96	$ 16.75	$ 13.14	$ 23.82
Income from Investment Operations
Net investment income (loss) C	.57	.46	.28	.31	.44
Net realized and unrealized gain (loss)	2.57	(.31)	2.24	3.63	(10.62)
Total from investment operations	3.14	.15	2.52	3.94	(10.18)
Distributions from net investment income	(.60) H	(.48)	(.31)	(.33)	(.48)
Distributions from net realized gain	(1.30) H	-	-	-	(.02)
Total distributions	(1.90)	(.48)	(.31)	(.33)	(.50)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.87	$ 18.63	$ 18.96	$ 16.75	$ 13.14
Total Return A, B	17.19%	.86%	15.09%	30.03%	(42.70)%
Ratios to Average Net Assets D, F
Expenses before reductions	.65%	.66%	.66%	.68%	.67%
Expenses net of fee waivers, if any	.65%	.66%	.65%	.68%	.67%
Expenses net of all reductions	.64%	.64%	.65%	.68%	.67%
Net investment income (loss)	2.84%	2.38%	1.61%	2.19%	2.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 350,493	$ 347,999	$ 414,431	$ 430,383	$ 405,082
Portfolio turnover rate E	48%	96%	29%	29%	34%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.41	$ 18.75	$ 16.57	$ 13.00	$ 23.57
Income from Investment Operations
Net investment income (loss) C	.53	.42	.25	.29	.41
Net realized and unrealized gain (loss)	2.55	(.31)	2.21	3.58	(10.50)
Total from investment operations	3.08	.11	2.46	3.87	(10.09)
Distributions from net investment income	(.57) H	(.45)	(.28)	(.30)	(.46)
Distributions from net realized gain	(1.30) H	-	-	-	(.02)
Total distributions	(1.87)	(.45)	(.28)	(.30)	(.48)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.62	$ 18.41	$ 18.75	$ 16.57	$ 13.00
Total Return A, B	17.05%	.66%	14.92%	29.88%	(42.81)%
Ratios to Average Net Assets D, F
Expenses before reductions	.80%	.81%	.81%	.83%	.82%
Expenses net of fee waivers, if any	.80%	.81%	.80%	.83%	.82%
Expenses net of all reductions	.79%	.80%	.80%	.83%	.82%
Net investment income (loss)	2.69%	2.23%	1.46%	2.04%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,560,856	$ 1,457,230	$ 1,619,356	$ 1,558,421	$ 1,321,569
Portfolio turnover rate E	48%	96%	29%	29%	34%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class 2R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.34	$ 18.66	$ 16.49	$ 12.93	$ 23.44
Income from Investment Operations
Net investment income (loss) C	.53	.42	.25	.28	.41
Net realized and unrealized gain (loss)	2.54	(.30)	2.20	3.58	(10.45)
Total from investment operations	3.07	.12	2.45	3.86	(10.04)
Distributions from net investment income	(.58) H	(.44)	(.28)	(.30)	(.45)
Distributions from net realized gain	(1.30) H	-	-	-	(.02)
Total distributions	(1.88)	(.44)	(.28)	(.30)	(.47)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.53	$ 18.34	$ 18.66	$ 16.49	$ 12.93
Total Return A, B	17.05%	.70%	14.90%	29.95%	(42.82)%
Ratios to Average Net Assets D, F
Expenses before reductions	.80%	.81%	.81%	.83%	.82%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.83%	.82%
Expenses net of all reductions	.79%	.79%	.80%	.83%	.81%
Net investment income (loss)	2.69%	2.23%	1.46%	2.04%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,640	$ 3,956	$ 5,405	$ 5,259	$ 5,339
Portfolio turnover rate E	48%	96%	29%	29%	34%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 18.97	$ 16.77	$ 13.15	$ 23.85
Income from Investment Operations
Net investment income (loss) C	.57	.46	.28	.31	.44
Net realized and unrealized gain (loss)	2.59	(.31)	2.23	3.64	(10.63)
Total from investment operations	3.16	.15	2.51	3.95	(10.19)
Distributions from net investment income	(.61) H	(.48)	(.31)	(.33)	(.49)
Distributions from net realized gain	(1.30) H	-	-	-	(.02)
Total distributions	(1.91)	(.48)	(.31)	(.33)	(.51)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.89	$ 18.64	$ 18.97	$ 16.77	$ 13.15
Total Return A, B	17.27%	.89%	15.04%	30.09%	(42.71)%
Ratios to Average Net Assets D, F
Expenses before reductions	.64%	.64%	.65%	.68%	.66%
Expenses net of fee waivers, if any	.64%	.64%	.64%	.68%	.66%
Expenses net of all reductions	.63%	.63%	.64%	.68%	.66%
Net investment income (loss)	2.85%	2.39%	1.62%	2.19%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 220,311	$ 178,499	$ 165,946	$ 147,358	$ 122,483
Portfolio turnover rate E	48%	96%	29%	29%	34%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, equity-debt classifications and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 913,072,586
Gross unrealized depreciation	(352,279,531)
Net unrealized appreciation (depreciation) on securities and other investments	$ 560,793,055

Tax Cost	$ 5,085,602,806

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,802,676
Net unrealized appreciation (depreciation)	$ 560,814,211

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 250,126,867	$ 135,446,653
Long-term Capital Gains	272,552,344	-
Total	$ 522,679,211	$ 135,446,653

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,624,731,579 and $3,119,270,452, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 356,215
Service Class 2	3,944,855
Service Class 2 R	12,752
$ 4,313,822

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 2,447,720
Service Class	251,499
Service Class 2	1,115,763
Service Class 2R	3,565
Investor Class	313,812
$ 4,132,359

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43,530 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 13,168,000.42%		$ 310

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15,155 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,719,304. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,334,732, including $22,896 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $491,559 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $280.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 101,791,140	$ 87,368,043
Service Class	9,989,279	8,664,568
Service Class 2	42,628,835	34,838,681
Service Class 2R	156,403	92,819
Investor Class	6,270,596	4,482,542
Total	$ 160,836,253	$ 135,446,653
From net realized gain
Initial Class	$ 222,187,565	$ -
Service Class	22,886,320	-
Service Class 2	103,060,364	-
Service Class 2R	339,927	-
Investor Class	13,368,782	-
Total	$ 361,842,958	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	3,870,932	4,371,165	$ 77,988,279	$ 84,316,162
Reinvestment of distributions	16,250,583	4,832,303	323,978,705	87,368,043
Shares redeemed	(25,610,108)	(29,859,019)	(515,027,646)	(577,640,149)
Net increase (decrease)	(5,488,593)	(20,655,551)	$ (113,060,662)	$ (405,955,944)
Service Class
Shares sold	779,349	732,651	$ 15,549,373	$ 13,967,159
Reinvestment of distributions	1,655,419	480,564	32,875,599	8,664,568
Shares redeemed	(3,480,467)	(4,390,826)	(69,732,701)	(85,219,322)
Net increase (decrease)	(1,045,699)	(3,177,611)	$ (21,307,729)	$ (62,587,595)
Service Class 2
Shares sold	9,943,946	6,218,448	$ 192,585,015	$ 117,730,568
Reinvestment of distributions	7,428,210	1,955,033	145,689,199	34,838,681
Shares redeemed	(16,965,629)	(15,423,190)	(333,504,543)	(293,235,286)
Net increase (decrease)	406,527	(7,249,709)	$ 4,769,671	$ (140,666,037)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Service Class 2R
Shares sold	121,840	65,572	$ 2,390,089	$ 1,282,023
Reinvestment of distributions	25,375	5,229	496,330	92,819
Shares redeemed	(74,064)	(144,784)	(1,477,846)	(2,656,411)
Net increase (decrease)	73,151	(73,983)	$ 1,408,573	$ (1,281,569)
Investor Class
Shares sold	1,569,001	1,692,332	$ 31,601,024	$ 32,847,466
Reinvestment of distributions	986,760	248,478	19,639,378	4,482,542
Shares redeemed	(1,052,779)	(1,110,397)	(21,080,323)	(21,211,208)
Net increase (decrease)	1,502,982	830,413	$ 30,160,079	$ 16,118,800

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 12% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Service Class 2R	02/08/2013	02/08/2013	$0.058

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012 $131,076,317, or, if subsequently determined to be different, the net capital gain of such year.

Service Class 2R designates 54% and 52% of the dividends distributed on December 14 and December 27, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the third quartile for the one-year period, the first quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI2R-ANN-0213
1.782454.111

Fidelity® Variable Insurance Products:
Equity-Income Portfolio

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income PortfolioSM - Initial Class	17.31%	0.37%	6.70%
VIP Equity-Income Portfolio - Service Class	17.19%	0.27%	6.59%
VIP Equity-Income Portfolio - Service Class 2	17.05%	0.11%	6.43%
VIP Equity-Income Portfolio - Investor Class A	17.27%	0.29%	6.62%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income PortfolioSM - Initial Class on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from James Morrow, Lead Portfolio Manager of VIP Equity-Income Portfolio: For the year, the fund's share classes modestly trailed the benchmark Russell 3000® Value Index, which rose 17.55%. (For specific portfolio results, please refer to the performance section of this report.) The primary drag came from stock selection, especially in the software/services industry, though overweighting that strong-performing group slightly tempered the underperformance. Security selection in the diversified financials industry and the telecommunication services and energy sectors further detracted. A small average cash stake of about 3% also hurt in an up market. On the positive side, consumer discretionary stock picking added value, as did underweighting utilities, a sector that lagged. The fund's high-yield and convertible securities subportfolio also was a source of outperformance. On an individual security basis, the fund's biggest relative detractors included financials firms Bank of America and Citigroup, both of which saw their shares increase in value. Unfortunately, the fund had very limited exposure to these sizable benchmark components. Also in financials, an overweighted position in MetLife hurt, given that the insurance provider returned less than half of what the index did. In the energy sector, holdings in Royal Dutch Shell, based in the Netherlands, and Canada's Penn West Petroleum significantly underperformed in a challenging environment for energy producers. Neither stock was in the benchmark. Elsewhere, health benefits company WellPoint struggled amid a variety of concerns, including a worse-than-expected earnings forecast issued in July and, in August, an investor-led dismissal of the company's chief executive. Also limiting performance were positions in telecom giant Verizon Communications and logistics/delivery company United Parcel Service, the latter of which was not in the index. On the positive side, Comcast, a leading cable service provider and media company, continued to generate strong financial results. In the financials sector, JPMorgan Chase was helpful. Despite the company's multibillion-dollar trading loss on May 10, I thought the firm remained a solid business whose stock was trading at a lower-than-deserved valuation. In the following months, JPMorgan Chase gained significant ground, and, by period end, had even surpassed its May valuation. In energy, the fund benefited from a substantial underweighting in index component Occidental Petroleum, a poor-performing oil and gas company. Another notable contributor was consumer electronics and computer maker Apple, an out-of-benchmark stock. Apple's shares rose by a healthy amount through September, and I decided to sell the fund's stake in October. In retrospect, this sale was fortunate timing - the stock corrected sharply through November, exactly when I added back a small position in the company at what I believed was a more reasonable price. Not owning electric utility Exelon, a struggling index component, also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.55%
Actual		$ 1,000.00	$ 1,081.70	$ 2.88
HypotheticalA		$ 1,000.00	$ 1,022.37	$ 2.80
Service Class	.65%
Actual		$ 1,000.00	$ 1,081.40	$ 3.40
HypotheticalA		$ 1,000.00	$ 1,021.87	$ 3.30
Service Class 2.80%
Actual		$ 1,000.00	$ 1,080.30	$ 4.18
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.06
Service Class 2R	.80%
Actual		$ 1,000.00	$ 1,081.00	$ 4.18
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.06
Investor Class	.64%
Actual		$ 1,000.00	$ 1,081.60	$ 3.35
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 3.25

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.8	3.5
Chevron Corp.	3.0	3.6
Comcast Corp. Class A	2.9	3.0
Procter & Gamble Co.	2.8	2.6
Wells Fargo & Co.	2.6	3.1
Pfizer, Inc.	2.5	2.5
Royal Dutch Shell PLC Class A sponsored ADR	2.1	1.9
General Electric Co.	2.1	2.2
Johnson & Johnson	2.1	2.1
Paychex, Inc.	2.0	2.0
	25.9
Top Five Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.8	19.1
Health Care	13.9	13.2
Energy	13.6	13.8
Industrials	10.4	9.7
Information Technology	10.3	9.5
Asset Allocation (% of fund's net assets)
As of December 31, 2012 *		As of June 30, 2012 **
	Stocks 94.1%		Stocks 93.7%
	Bonds 4.0%		Bonds 3.4%
	Short-Term Investments and Net Other Assets (Liabilities) 1.9%		Short-Term Investments and Net Other Assets (Liabilities) 2.9%
* Foreign investments	13.2%	** Foreign investments	14.4%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.1%
Gentex Corp.	369,450	$ 6,953,049
Diversified Consumer Services - 0.2%
Strayer Education, Inc. (f)	149,403	8,391,967
Hotels, Restaurants & Leisure - 1.3%
CEC Entertainment, Inc.	185,799	6,166,669
Cedar Fair LP (depository unit)	78,920	2,639,874
McDonald's Corp.	490,952	43,306,876
Texas Roadhouse, Inc. Class A	553,059	9,291,391
Yum! Brands, Inc.	123,100	8,173,840
		69,578,650
Leisure Equipment & Products - 0.2%
New Academy Holding Co. LLC unit (a)(j)(k)	127,200	13,170,288
Media - 4.6%
Comcast Corp. Class A	4,431,552	165,651,414
Time Warner, Inc.	1,957,166	93,611,250
		259,262,664
Multiline Retail - 1.4%
Target Corp.	1,355,928	80,230,260
Specialty Retail - 0.8%
Lowe's Companies, Inc.	1,001,478	35,572,499
Staples, Inc.	932,768	10,633,555
		46,206,054
TOTAL CONSUMER DISCRETIONARY		483,792,932
CONSUMER STAPLES - 10.1%
Beverages - 2.1%
Anheuser-Busch InBev SA NV	188,681	16,431,201
Molson Coors Brewing Co. Class B	247,800	10,603,362
PepsiCo, Inc.	832,283	56,953,126
The Coca-Cola Co.	954,666	34,606,643
		118,594,332
Food & Staples Retailing - 2.5%
Safeway, Inc. (f)	2,458,798	44,479,656
Sysco Corp.	537,900	17,029,914
Wal-Mart Stores, Inc.	389,578	26,580,907
Walgreen Co.	1,447,576	53,574,788
		141,665,265
Food Products - 0.9%
Kellogg Co.	873,657	48,793,743
Household Products - 3.1%
Kimberly-Clark Corp.	199,103	16,810,266
Procter & Gamble Co.	2,341,501	158,964,503
		175,774,769
Tobacco - 1.5%
Altria Group, Inc.	1,164,996	36,604,174

	Shares	Value
British American Tobacco PLC sponsored ADR	138,097	$ 13,982,321
Lorillard, Inc.	124,782	14,558,316
Philip Morris International, Inc.	189,244	15,828,368
		80,973,179
TOTAL CONSUMER STAPLES		565,801,288
ENERGY - 13.1%
Energy Equipment & Services - 1.5%
Ensco PLC Class A	152,400	9,034,272
Exterran Partners LP	303,957	6,161,208
Halliburton Co.	763,785	26,495,702
National Oilwell Varco, Inc.	157,156	10,741,613
Noble Corp.	582,702	20,289,684
Trinidad Drilling Ltd. (f)	1,191,800	8,243,273
		80,965,752
Oil, Gas & Consumable Fuels - 11.6%
Apache Corp.	423,672	33,258,252
BG Group PLC	160,400	2,675,442
BP PLC sponsored ADR	1,060,136	44,144,063
Buckeye Partners LP	139,420	6,331,062
Canadian Natural Resources Ltd.	801,500	23,077,270
Chevron Corp.	1,545,851	167,168,327
EV Energy Partners LP	332,951	18,831,709
Exxon Mobil Corp.	1,218,869	105,493,112
Holly Energy Partners LP	81,072	5,332,916
HollyFrontier Corp.	404,044	18,808,248
Inergy Midstream LP	154,100	3,428,725
Legacy Reserves LP	289,401	6,893,532
Markwest Energy Partners LP	201,578	10,282,494
Occidental Petroleum Corp.	139,400	10,679,434
Penn West Petroleum Ltd. (f)	1,210,655	13,144,741
Pioneer Southwest Energy Partners LP	160,748	3,648,980
Royal Dutch Shell PLC Class A sponsored ADR	1,743,250	120,197,088
Southcross Energy Partners LP	136,450	3,222,949
Suncor Energy, Inc.	640,100	21,049,232
The Williams Companies, Inc.	965,900	31,623,566
Western Gas Equity Partners LP	52,688	1,578,006
		650,869,148
TOTAL ENERGY		731,834,900
FINANCIALS - 18.8%
Capital Markets - 3.0%
Apollo Investment Corp.	808,738	6,761,050
Ashmore Group PLC	2,360,743	13,939,906
BlackRock, Inc. Class A	111,500	23,048,165
Charles Schwab Corp.	1,921,200	27,588,432
FXCM, Inc. Class A	144,315	1,453,252
Goldman Sachs Group, Inc.	30	3,827
KKR & Co. LP	2,069,857	31,523,922
Manning & Napier, Inc.	469,200	5,911,920
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,215,393	$ 23,238,314
The Blackstone Group LP	2,123,626	33,107,329
		166,576,117
Commercial Banks - 4.9%
Comerica, Inc.	331,820	10,067,419
Cullen/Frost Bankers, Inc.	234,034	12,701,025
M&T Bank Corp.	217,291	21,396,645
Standard Chartered PLC (United Kingdom)	782,390	20,248,055
SunTrust Banks, Inc.	611,480	17,335,458
U.S. Bancorp	1,417,438	45,272,970
Wells Fargo & Co.	4,267,886	145,876,343
		272,897,915
Diversified Financial Services - 4.8%
Bank of America Corp.	1,121,000	13,003,600
Citigroup, Inc.	176,500	6,982,340
JPMorgan Chase & Co.	4,754,031	209,034,733
KKR Financial Holdings LLC	3,276,660	34,601,530
NYSE Euronext	181,127	5,712,746
		269,334,949
Insurance - 4.3%
ACE Ltd.	545,020	43,492,596
AFLAC, Inc.	451,300	23,973,056
Assured Guaranty Ltd.	479,720	6,826,416
Berkshire Hathaway, Inc. Class B (a)	153,675	13,784,648
Hanover Insurance Group, Inc.	277,728	10,759,183
MetLife, Inc.	2,768,607	91,197,915
MetLife, Inc. unit	310,815	13,806,402
Prudential Financial, Inc.	232,200	12,383,226
Validus Holdings Ltd.	699,135	24,176,088
		240,399,530
Real Estate Investment Trusts - 1.7%
American Capital Agency Corp.	526,700	15,242,698
Annaly Capital Management, Inc.	890,200	12,498,408
Coresite Realty Corp.	53,700	1,485,342
DCT Industrial Trust, Inc.	460,700	2,989,943
First Potomac Realty Trust	40,521	500,840
Home Properties, Inc.	135,594	8,313,268
Lexington Corporate Properties Trust	308,865	3,227,639
LTC Properties, Inc.	152,366	5,361,760
Rayonier, Inc.	392,592	20,348,043
Retail Properties America, Inc.	1,108,353	13,266,985
Two Harbors Investment Corp.	486,403	5,389,345
Ventas, Inc.	104,790	6,782,009
		95,406,280

	Shares	Value
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (k)	257,800	$ 5,156,000
TOTAL FINANCIALS		1,049,770,791
HEALTH CARE - 13.1%
Biotechnology - 0.4%
Amgen, Inc.	147,100	12,697,672
PDL BioPharma, Inc. (f)	1,550,669	10,932,216
		23,629,888
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	100,100	6,672,666
Covidien PLC	315,700	18,228,518
St. Jude Medical, Inc.	268,500	9,703,590
		34,604,774
Health Care Providers & Services - 2.2%
Aetna, Inc.	510,900	23,654,670
Brookdale Senior Living, Inc. (a)	527,390	13,353,515
Cardinal Health, Inc.	314,500	12,951,110
McKesson Corp.	89,550	8,682,768
UnitedHealth Group, Inc.	271,200	14,709,888
WellPoint, Inc.	760,161	46,309,008
		119,660,959
Pharmaceuticals - 9.9%
Abbott Laboratories	619,440	40,573,320
AbbVie, Inc. (l)	321,100	10,968,776
AstraZeneca PLC sponsored ADR	700,200	33,098,454
Eli Lilly & Co.	804,577	39,681,738
Johnson & Johnson	1,700,268	119,188,787
Merck & Co., Inc.	2,500,889	102,386,396
Pfizer, Inc.	5,470,341	137,196,152
Sanofi SA	396,756	37,624,310
Teva Pharmaceutical Industries Ltd. sponsored ADR	636,222	23,756,529
Warner Chilcott PLC	940,976	11,329,351
		555,803,813
TOTAL HEALTH CARE		733,699,434
INDUSTRIALS - 9.7%
Aerospace & Defense - 1.9%
Raytheon Co.	630,741	36,305,452
Rockwell Collins, Inc.	332,585	19,346,469
United Technologies Corp.	625,776	51,319,890
		106,971,811
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	493,300	31,186,426
United Parcel Service, Inc. Class B	924,845	68,188,822
		99,375,248
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.3%
Intrum Justitia AB	737,519	$ 11,050,708
Pitney Bowes, Inc. (f)	525,000	5,586,000
Republic Services, Inc.	1,865,882	54,726,319
		71,363,027
Electrical Equipment - 0.2%
Eaton Corp. PLC	131,400	7,121,880
Emerson Electric Co.	116,800	6,185,728
		13,307,608
Industrial Conglomerates - 2.1%
General Electric Co.	5,705,521	119,758,886
Machinery - 1.6%
Briggs & Stratton Corp.	905,867	19,095,676
Cummins, Inc.	122,208	13,241,237
Douglas Dynamics, Inc.	587,191	8,449,678
Harsco Corp.	260,106	6,112,491
Illinois Tool Works, Inc.	208,621	12,686,243
Stanley Black & Decker, Inc.	385,306	28,501,085
		88,086,410
Professional Services - 0.3%
Michael Page International PLC	2,755,399	18,010,671
Road & Rail - 0.3%
Union Pacific Corp.	117,662	14,792,467
Trading Companies & Distributors - 0.2%
Watsco, Inc.	187,740	14,061,726
TOTAL INDUSTRIALS		545,727,854
INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 1.6%
Cisco Systems, Inc.	4,612,635	90,638,278
Computers & Peripherals - 0.5%
Apple, Inc.	19,500	10,394,085
Dell, Inc.	1,124,567	11,391,864
Lexmark International, Inc. Class A (f)	171,730	3,982,419
		25,768,368
IT Services - 4.6%
Accenture PLC Class A	525,471	34,943,822
Cognizant Technology Solutions Corp. Class A (a)	490,433	36,316,564
Fidelity National Information Services, Inc.	98,697	3,435,643
IBM Corp.	350,241	67,088,664
Paychex, Inc.	3,587,887	111,726,801
The Western Union Co.	399,400	5,435,834
		258,947,328
Semiconductors & Semiconductor Equipment - 1.4%
Applied Materials, Inc.	1,457,200	16,670,368

	Shares	Value
KLA-Tencor Corp.	382,148	$ 18,251,388
Siliconware Precision Industries Co. Ltd. sponsored ADR	2,523,619	13,476,125
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,698,500	29,146,260
		77,544,141
Software - 0.8%
CA Technologies, Inc.	401,419	8,823,190
Microsoft Corp.	1,409,200	37,667,916
		46,491,106
TOTAL INFORMATION TECHNOLOGY		499,389,221
MATERIALS - 0.7%
Chemicals - 0.3%
Eastman Chemical Co.	202,500	13,780,125
Monsanto Co.	15,100	1,429,215
PPG Industries, Inc.	50	6,768
		15,216,108
Metals & Mining - 0.4%
ArcelorMittal SA Class A unit (f)	248,103	4,334,359
Commercial Metals Co.	668,471	9,933,479
Nucor Corp.	190,500	8,225,790
		22,493,628
TOTAL MATERIALS		37,709,736
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 3.4%
AT&T, Inc.	2,248,159	75,785,440
CenturyLink, Inc.	290,455	11,362,600
Verizon Communications, Inc.	2,362,108	102,208,413
		189,356,453
Wireless Telecommunication Services - 0.8%
Vodafone Group PLC	18,076,746	45,503,974
TOTAL TELECOMMUNICATION SERVICES		234,860,427
UTILITIES - 4.8%
Electric Utilities - 3.3%
Duke Energy Corp.	364,343	23,245,083
Edison International	133,500	6,032,865
FirstEnergy Corp.	671,210	28,029,730
NextEra Energy, Inc.	527,480	36,496,341
Northeast Utilities	356,400	13,928,112
PPL Corp.	1,975,734	56,565,264
Southern Co.	542,934	23,243,005
		187,540,400
Multi-Utilities - 1.5%
CMS Energy Corp.	118,500	2,889,030
GDF Suez	327,900	6,753,449
National Grid PLC	1,814,100	20,806,672
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
PG&E Corp.	455,105	$ 18,286,119
Sempra Energy	468,200	33,214,108
		81,949,378
TOTAL UTILITIES		269,489,778
TOTAL COMMON STOCKS (Cost $4,571,987,376)		5,152,076,361
Preferred Stocks - 2.1%

Convertible Preferred Stocks - 1.6%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Co. 4.75%	270,890	11,954,376
Media - 0.1%
Interpublic Group of Companies, Inc. 5.25%	5,300	5,618,000
TOTAL CONSUMER DISCRETIONARY		17,572,376
FINANCIALS - 0.3%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	9,000	11,070,000
Real Estate Investment Trusts - 0.1%
Health Care REIT, Inc. Series I, 6.50%	107,400	6,138,576
TOTAL FINANCIALS		17,208,576
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	27,680	5,124,675
Health Care Providers & Services - 0.2%
HealthSouth Corp. Series A 6.50%	8,800	9,130,000
TOTAL HEALTH CARE		14,254,675
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.2%
United Technologies Corp. 7.50%	227,600	12,679,596
Professional Services - 0.1%
Nielsen Holdings B.V. 6.25%	108,600	6,098,563
TOTAL INDUSTRIALS		18,778,159
UTILITIES - 0.4%
Electric Utilities - 0.4%
NextEra Energy, Inc.:
5.889%	142,307	7,111,081
Series E, 5.599%	152,100	7,582,185

	Shares	Value
PPL Corp. 8.75%	120,100	$ 6,467,385
		21,160,651
TOTAL CONVERTIBLE PREFERRED STOCKS		88,974,437
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	18,318	4,203,046
FINANCIALS - 0.4%
Consumer Finance - 0.4%
Ally Financial, Inc. 7.00% (g)	20,572	20,109,130
Diversified Financial Services - 0.0%
GMAC Capital Trust I Series 2, 8.125%	30,803	820,900
TOTAL FINANCIALS		20,930,030
TOTAL NONCONVERTIBLE PREFERRED STOCKS		25,133,076
TOTAL PREFERRED STOCKS (Cost $108,780,245)		114,107,513
Corporate Bonds - 3.9%
		Principal Amount (e)
Convertible Bonds - 3.5%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV 5.5% 11/9/15 (g)	EUR	6,400,000	9,322,015
Hotels, Restaurants & Leisure - 0.0%
MGM Mirage, Inc. 4.25% 4/15/15		2,840,000	2,996,200
TOTAL CONSUMER DISCRETIONARY			12,318,215
ENERGY - 0.5%
Oil, Gas & Consumable Fuels - 0.5%
Amyris, Inc. 3% 2/27/17 (k)		1,383,000	965,901
Chesapeake Energy Corp. 2.5% 5/15/37		5,970,000	5,281,062
Massey Energy Co. 3.25% 8/1/15		7,810,000	7,517,125
Peabody Energy Corp. 4.75% 12/15/66		5,610,000	5,403,131
Western Refining, Inc. 5.75% 6/15/14		2,660,000	7,787,150
			26,954,369
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (d)(g)		10,438,000	4,644,910
Corporate Bonds - continued
		Principal Amount (e)	Value
Convertible Bonds - continued
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.2%
Medtronic, Inc. 1.625% 4/15/13		$ 3,130,000	$ 3,139,390
Teleflex, Inc. 3.875% 8/1/17		4,650,000	5,942,235
			9,081,625
Health Care Providers & Services - 0.3%
WellPoint, Inc. 2.75% 10/15/42 (g)		18,140,000	19,452,973
TOTAL HEALTH CARE			28,534,598
INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.2%
Covanta Holding Corp. 3.25% 6/1/14		11,710,000	14,184,323
Construction & Engineering - 0.2%
MasTec, Inc.:
4% 6/15/14		4,330,000	7,106,613
4.25% 12/15/14		1,300,000	2,201,875
			9,308,488
TOTAL INDUSTRIALS			23,492,811
INFORMATION TECHNOLOGY - 1.4%
Communications Equipment - 0.1%
InterDigital, Inc. 2.5% 3/15/16		7,870,000	8,391,388
Computers & Peripherals - 0.2%
SanDisk Corp. 1.5% 8/15/17		9,260,000	10,747,341
Internet Software & Services - 0.1%
VeriSign, Inc. 3.25% 8/15/37		4,410,000	5,562,113
IT Services - 0.1%
CACI International, Inc. 2.125% 5/1/14		5,500,000	6,208,400
Semiconductors & Semiconductor Equipment - 0.5%
GT Advanced Technologies, Inc. 3% 10/1/17		9,970,000	7,253,175
Intel Corp. 3.25% 8/1/39		4,770,000	5,599,026
Microchip Technology, Inc. 2.125% 12/15/37		2,500,000	3,165,750
Micron Technology, Inc. 3.125% 5/1/32 (g)		8,190,000	7,975,013
Novellus Systems, Inc. 2.625% 5/15/41		2,680,000	3,336,600
			27,329,564
Software - 0.4%
Nuance Communications, Inc. 2.75% 11/1/31		18,770,000	20,377,181
TOTAL INFORMATION TECHNOLOGY			78,615,987

		Principal Amount (e)	Value
MATERIALS - 0.2%
Metals & Mining - 0.2%
Goldcorp, Inc. 2% 8/1/14		$ 5,170,000	$ 5,699,925
Newmont Mining Corp. 1.25% 7/15/14		4,640,000	5,460,700
			11,160,625
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (g)		8,630,000	9,460,638
TOTAL CONVERTIBLE BONDS			195,182,153
Nonconvertible Bonds - 0.4%
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
Rite Aid Corp.:
9.25% 3/15/20		1,705,000	1,807,300
9.5% 6/15/17		8,000,000	8,360,000
Tops Markets LLC 8.875% 12/15/17 (g)		770,000	795,025
			10,962,325
FINANCIALS - 0.1%
Consumer Finance - 0.0%
GMAC LLC 8% 11/1/31		1,680,000	2,129,400
Diversified Financial Services - 0.1%
Goldman Sachs Capital II 4% (h)(i)		7,850,000	6,131,478
TOTAL FINANCIALS			8,260,878
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
AbitibiBowater, Inc. 10.25% 10/15/18		3,141,000	3,596,445
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (g)		1,230,000	1,322,250
TOTAL NONCONVERTIBLE BONDS			24,141,898
TOTAL CORPORATE BONDS (Cost $212,090,477)			219,324,051
Floating Rate Loans - 0.1%
		Principal Amount (e)	Value
FINANCIALS - 0.1%
Insurance - 0.1%
Asurion Corp. Tranche 2LN, term loan 9% 5/24/19 (i)		$ 2,468,726	$ 2,524,272
TOTAL FLOATING RATE LOANS (Cost $2,446,762)			2,524,272
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	97,659,539	97,659,539
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	60,704,125	60,704,125
TOTAL MONEY MARKET FUNDS (Cost $158,363,664)		158,363,664
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $5,053,668,524)		5,646,395,861
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(48,011,437)
NET ASSETS - 100%		$ 5,598,384,424
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $73,081,954 or 1.3% of net assets.

(h) Security is perpetual in nature with no stated maturity date.
(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,292,189 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Amyris, Inc. 3% 2/27/17	2/27/12	$ 1,383,000
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$ 5,156,000
New Academy Holding Co. LLC unit	8/1/11	$ 13,406,880
(l) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 235,486
Fidelity Securities Lending Cash Central Fund	1,334,732
Total	$ 1,570,218
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 505,568,354	$ 482,577,020	$ 9,821,046	$ 13,170,288
Consumer Staples	565,801,288	549,370,087	16,431,201	-
Energy	731,834,900	729,159,458	2,675,442	-
Financials	1,087,909,397	1,008,511,328	74,242,069	5,156,000
Health Care	747,954,109	701,199,799	46,754,310	-
Industrials	564,506,013	529,346,071	35,159,942	-
Information Technology	499,389,221	499,389,221	-	-
Materials	37,709,736	37,709,736	-	-
Telecommunication Services	234,860,427	189,356,453	45,503,974	-
Utilities	290,650,429	249,511,842	41,138,587	-
Corporate Bonds	219,324,051	-	219,324,051	-
Floating Rate Loans	2,524,272	-	2,524,272	-
Money Market Funds	158,363,664	158,363,664	-	-
Total Investments in Securities:	$ 5,646,395,861	$ 5,134,494,679	$ 493,574,894	$ 18,326,288

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 110,995,962
Level 2 to Level 1	$ 0
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	86.8%
United Kingdom	6.1%
Ireland	1.2%
Canada	1.2%
Switzerland	1.2%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $59,362,021) - See accompanying schedule: Unaffiliated issuers (cost $4,895,304,860)	$ 5,488,032,197
Fidelity Central Funds (cost $158,363,664)	158,363,664
Total Investments (cost $5,053,668,524)		$ 5,646,395,861
Cash		10,839,603
Receivable for investments sold		20,362,644
Receivable for fund shares sold		2,536,878
Dividends receivable		11,228,905
Interest receivable		1,293,297
Distributions receivable from Fidelity Central Funds		152,056
Prepaid expenses		15,547
Other receivables		1,078,619
Total assets		5,693,903,410

Liabilities
Payable for investments purchased
Regular delivery	$ 17,292,231
Delayed delivery	10,726,282
Payable for fund shares redeemed	3,408,561
Accrued management fee	2,128,294
Distribution and service plan fees payable	354,970
Other affiliated payables	523,916
Other payables and accrued expenses	380,607
Collateral on securities loaned, at value	60,704,125
Total liabilities		95,518,986

Net Assets		$ 5,598,384,424
Net Assets consist of:
Paid in capital		$ 5,036,587,854
Distributions in excess of net investment income		(131,517)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(30,820,406)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		592,748,493
Net Assets		$ 5,598,384,424

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($3,461,083,262 ÷ 173,545,167 shares)	$ 19.94

Service Class: Net Asset Value, offering price and redemption price per share ($350,493,485 ÷ 17,636,031 shares)	$ 19.87

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,560,856,143 ÷ 79,545,418 shares)	$ 19.62

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,640,342 ÷ 288,875 shares)	$ 19.53

Investor Class: Net Asset Value, offering price and redemption price per share ($220,311,192 ÷ 11,078,936 shares)	$ 19.89

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 183,287,566
Interest		10,369,788
Income from Fidelity Central Funds		1,570,218
Total income		195,227,572

Expenses
Management fee	$ 25,636,897
Transfer agent fees	4,132,359
Distribution and service plan fees	4,313,822
Accounting and security lending fees	1,115,612
Custodian fees and expenses	117,770
Independent trustees' compensation	37,915
Appreciation in deferred trustee compensation account	270
Audit	83,367
Legal	28,362
Interest	310
Miscellaneous	56,276
Total expenses before reductions	35,522,960
Expense reductions	(491,839)	35,031,121
Net investment income (loss)		160,196,451
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	225,837,510
Foreign currency transactions	23,917
Total net realized gain (loss)		225,861,427
Change in net unrealized appreciation (depreciation) on: Investment securities	499,557,639
Assets and liabilities in foreign currencies	30,257
Total change in net unrealized appreciation (depreciation)		499,587,896
Net gain (loss)		725,449,323
Net increase (decrease) in net assets resulting from operations		$ 885,645,774

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 160,196,451	$ 137,582,764
Net realized gain (loss)	225,861,427	336,648,895
Change in net unrealized appreciation (depreciation)	499,587,896	(414,416,618)
Net increase (decrease) in net assets resulting from operations	885,645,774	59,815,041
Distributions to shareholders from net investment income	(160,836,253)	(135,446,653)
Distributions to shareholders from net realized gain	(361,842,958)	-
Total distributions	(522,679,211)	(135,446,653)
Share transactions - net increase (decrease)	(98,030,068)	(594,372,345)
Redemption fees	2,080	2,327
Total increase (decrease) in net assets	264,938,575	(670,001,630)

Net Assets
Beginning of period	5,333,445,849	6,003,447,479
End of period (including distributions in excess of net investment income of $131,517 and distributions in excess of net investment income of $132,585, respectively)	$ 5,598,384,424	$ 5,333,445,849

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.69	$ 19.02	$ 16.81	$ 13.18	$ 23.91
Income from Investment Operations
Net investment income (loss) C	.59	.48	.30	.33	.47
Net realized and unrealized gain (loss)	2.59	(.31)	2.24	3.64	(10.67)
Total from investment operations	3.18	.17	2.54	3.97	(10.20)
Distributions from net investment income	(.63) H	(.50)	(.33)	(.34)	(.51)
Distributions from net realized gain	(1.30) H	-	-	-	(.02)
Total distributions	(1.93)	(.50)	(.33)	(.34)	(.53)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.94	$ 18.69	$ 19.02	$ 16.81	$ 13.18
Total Return A, B	17.31%	.97%	15.15%	30.21%	(42.65)%
Ratios to Average Net Assets D, F
Expenses before reductions	.55%	.56%	.56%	.58%	.57%
Expenses net of fee waivers, if any	.55%	.55%	.55%	.58%	.57%
Expenses net of all reductions	.54%	.54%	.55%	.58%	.57%
Net investment income (loss)	2.94%	2.48%	1.71%	2.29%	2.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,461,083	$ 3,345,762	$ 3,798,310	$ 3,771,733	$ 3,322,799
Portfolio turnover rate E	48%	96%	29%	29%	34%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.63	$ 18.96	$ 16.75	$ 13.14	$ 23.82
Income from Investment Operations
Net investment income (loss) C	.57	.46	.28	.31	.44
Net realized and unrealized gain (loss)	2.57	(.31)	2.24	3.63	(10.62)
Total from investment operations	3.14	.15	2.52	3.94	(10.18)
Distributions from net investment income	(.60) H	(.48)	(.31)	(.33)	(.48)
Distributions from net realized gain	(1.30) H	-	-	-	(.02)
Total distributions	(1.90)	(.48)	(.31)	(.33)	(.50)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.87	$ 18.63	$ 18.96	$ 16.75	$ 13.14
Total Return A, B	17.19%	.86%	15.09%	30.03%	(42.70)%
Ratios to Average Net Assets D, F
Expenses before reductions	.65%	.66%	.66%	.68%	.67%
Expenses net of fee waivers, if any	.65%	.66%	.65%	.68%	.67%
Expenses net of all reductions	.64%	.64%	.65%	.68%	.67%
Net investment income (loss)	2.84%	2.38%	1.61%	2.19%	2.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 350,493	$ 347,999	$ 414,431	$ 430,383	$ 405,082
Portfolio turnover rate E	48%	96%	29%	29%	34%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.41	$ 18.75	$ 16.57	$ 13.00	$ 23.57
Income from Investment Operations
Net investment income (loss) C	.53	.42	.25	.29	.41
Net realized and unrealized gain (loss)	2.55	(.31)	2.21	3.58	(10.50)
Total from investment operations	3.08	.11	2.46	3.87	(10.09)
Distributions from net investment income	(.57) H	(.45)	(.28)	(.30)	(.46)
Distributions from net realized gain	(1.30) H	-	-	-	(.02)
Total distributions	(1.87)	(.45)	(.28)	(.30)	(.48)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.62	$ 18.41	$ 18.75	$ 16.57	$ 13.00
Total Return A, B	17.05%	.66%	14.92%	29.88%	(42.81)%
Ratios to Average Net Assets D, F
Expenses before reductions	.80%	.81%	.81%	.83%	.82%
Expenses net of fee waivers, if any	.80%	.81%	.80%	.83%	.82%
Expenses net of all reductions	.79%	.80%	.80%	.83%	.82%
Net investment income (loss)	2.69%	2.23%	1.46%	2.04%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,560,856	$ 1,457,230	$ 1,619,356	$ 1,558,421	$ 1,321,569
Portfolio turnover rate E	48%	96%	29%	29%	34%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class 2R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.34	$ 18.66	$ 16.49	$ 12.93	$ 23.44
Income from Investment Operations
Net investment income (loss) C	.53	.42	.25	.28	.41
Net realized and unrealized gain (loss)	2.54	(.30)	2.20	3.58	(10.45)
Total from investment operations	3.07	.12	2.45	3.86	(10.04)
Distributions from net investment income	(.58) H	(.44)	(.28)	(.30)	(.45)
Distributions from net realized gain	(1.30) H	-	-	-	(.02)
Total distributions	(1.88)	(.44)	(.28)	(.30)	(.47)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.53	$ 18.34	$ 18.66	$ 16.49	$ 12.93
Total Return A, B	17.05%	.70%	14.90%	29.95%	(42.82)%
Ratios to Average Net Assets D, F
Expenses before reductions	.80%	.81%	.81%	.83%	.82%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.83%	.82%
Expenses net of all reductions	.79%	.79%	.80%	.83%	.81%
Net investment income (loss)	2.69%	2.23%	1.46%	2.04%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,640	$ 3,956	$ 5,405	$ 5,259	$ 5,339
Portfolio turnover rate E	48%	96%	29%	29%	34%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 18.97	$ 16.77	$ 13.15	$ 23.85
Income from Investment Operations
Net investment income (loss) C	.57	.46	.28	.31	.44
Net realized and unrealized gain (loss)	2.59	(.31)	2.23	3.64	(10.63)
Total from investment operations	3.16	.15	2.51	3.95	(10.19)
Distributions from net investment income	(.61) H	(.48)	(.31)	(.33)	(.49)
Distributions from net realized gain	(1.30) H	-	-	-	(.02)
Total distributions	(1.91)	(.48)	(.31)	(.33)	(.51)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 19.89	$ 18.64	$ 18.97	$ 16.77	$ 13.15
Total Return A, B	17.27%	.89%	15.04%	30.09%	(42.71)%
Ratios to Average Net Assets D, F
Expenses before reductions	.64%	.64%	.65%	.68%	.66%
Expenses net of fee waivers, if any	.64%	.64%	.64%	.68%	.66%
Expenses net of all reductions	.63%	.63%	.64%	.68%	.66%
Net investment income (loss)	2.85%	2.39%	1.62%	2.19%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 220,311	$ 178,499	$ 165,946	$ 147,358	$ 122,483
Portfolio turnover rate E	48%	96%	29%	29%	34%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, equity-debt classifications and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 913,072,586
Gross unrealized depreciation	(352,279,531)
Net unrealized appreciation (depreciation) on securities and other investments	$ 560,793,055

Tax Cost	$ 5,085,602,806

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,802,676
Net unrealized appreciation (depreciation)	$ 560,814,211

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 250,126,867	$ 135,446,653
Long-term Capital Gains	272,552,344	-
Total	$ 522,679,211	$ 135,446,653

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,624,731,579 and $3,119,270,452, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 356,215
Service Class 2	3,944,855
Service Class 2 R	12,752
$ 4,313,822

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 2,447,720
Service Class	251,499
Service Class 2	1,115,763
Service Class 2R	3,565
Investor Class	313,812
$ 4,132,359

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $43,530 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 13,168,000.42%		$ 310

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15,155 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $3,719,304. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,334,732, including $22,896 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $491,559 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $280.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 101,791,140	$ 87,368,043
Service Class	9,989,279	8,664,568
Service Class 2	42,628,835	34,838,681
Service Class 2R	156,403	92,819
Investor Class	6,270,596	4,482,542
Total	$ 160,836,253	$ 135,446,653
From net realized gain
Initial Class	$ 222,187,565	$ -
Service Class	22,886,320	-
Service Class 2	103,060,364	-
Service Class 2R	339,927	-
Investor Class	13,368,782	-
Total	$ 361,842,958	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	3,870,932	4,371,165	$ 77,988,279	$ 84,316,162
Reinvestment of distributions	16,250,583	4,832,303	323,978,705	87,368,043
Shares redeemed	(25,610,108)	(29,859,019)	(515,027,646)	(577,640,149)
Net increase (decrease)	(5,488,593)	(20,655,551)	$ (113,060,662)	$ (405,955,944)
Service Class
Shares sold	779,349	732,651	$ 15,549,373	$ 13,967,159
Reinvestment of distributions	1,655,419	480,564	32,875,599	8,664,568
Shares redeemed	(3,480,467)	(4,390,826)	(69,732,701)	(85,219,322)
Net increase (decrease)	(1,045,699)	(3,177,611)	$ (21,307,729)	$ (62,587,595)
Service Class 2
Shares sold	9,943,946	6,218,448	$ 192,585,015	$ 117,730,568
Reinvestment of distributions	7,428,210	1,955,033	145,689,199	34,838,681
Shares redeemed	(16,965,629)	(15,423,190)	(333,504,543)	(293,235,286)
Net increase (decrease)	406,527	(7,249,709)	$ 4,769,671	$ (140,666,037)

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Service Class 2R
Shares sold	121,840	65,572	$ 2,390,089	$ 1,282,023
Reinvestment of distributions	25,375	5,229	496,330	92,819
Shares redeemed	(74,064)	(144,784)	(1,477,846)	(2,656,411)
Net increase (decrease)	73,151	(73,983)	$ 1,408,573	$ (1,281,569)
Investor Class
Shares sold	1,569,001	1,692,332	$ 31,601,024	$ 32,847,466
Reinvestment of distributions	986,760	248,478	19,639,378	4,482,542
Shares redeemed	(1,052,779)	(1,110,397)	(21,080,323)	(21,211,208)
Net increase (decrease)	1,502,982	830,413	$ 30,160,079	$ 16,118,800

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 12% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/08/2013	02/08/2013	$0.058
Service Class	02/08/2013	02/08/2013	$0.058
Service Class 2	02/08/2013	02/08/2013	$0.058
Investor Class	02/08/2013	02/08/2013	$0.058

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012 $131,076,317, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 51% and 52%; Service Class designates 52% and 52%; Service Class 2 designates 54% and 52%; and Investor Class designates 52% and 52% of the dividends distributed on December 14 and December 27, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the third quartile for the one-year period, the first quartile for the three-year period, and the fourth quartile for the five-year period. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI-ANN-0213
1.540027.115

Fidelity® Variable Insurance Products:
Growth Portfolio - Service Class 2R

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP Growth Portfolio - Service Class 2R	14.41%	-0.91%	6.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Service Class 2R on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio: For the year ending December 31, 2012, the fund's share classes fell just short of the 15.21% gain of the Russell 3000® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, unfavorable industry positioning and a small cash stake undermined good security selection overall. A large overweighting in nutritional supplements company Herbalife hurt the most, particularly late in the period when the stock tumbled after the firm's business model was accused of being a pyramid scheme and allegations were made that Herbalife was misrepresenting some of its financial information to disguise the nature of its business. Herbalife's response to the accusations did little to keep speculative investors from selling the stock, however, I continued to hold it, as I liked the valuation and the company's track record. Additionally, I believed the company was operating within reasonable boundaries, with real consumption of its products. An average underweighting in Internet search giant Google also hampered results during the period, particularly when its shares shot up in the third quarter following strong second-quarter financial results, as the company continued to benefit from rising demand for its advertising products in the search, display and mobile markets. Elsewhere, two of fund's biggest detractors were out-of-index holdings: energy firm Poseidon Concepts and materials company Newmont Mining. I sold Newmont and Poseidon by period end. Conversely, consumer electronics giant Apple was by far the fund's largest holding during the period, as well as its biggest contributor. Apple experienced rapid growth over the past few years due to an unveiling of new products, such as its iPhone® smartphone and iPad® tablet device, and it has been able to historically sustain large amounts of free cash flow. At the same time, its stock has had a relatively low valuation. Despite a weak fourth quarter, strong sales helped propel the stock for most of the year. Not owning index component Intel was another plus. Demand for the company's products has been very low since many of the most popular electronics - including laptops, smartphones and tablets - don't require Intel chips.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.66%
Actual		$ 1,000.00	$ 1,037.00	$ 3.38
HypotheticalA		$ 1,000.00	$ 1,021.82	$ 3.35
Service Class	.76%
Actual		$ 1,000.00	$ 1,036.50	$ 3.89
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.86
Service Class 2.91%
Actual		$ 1,000.00	$ 1,035.70	$ 4.66
HypotheticalA		$ 1,000.00	$ 1,020.56	$ 4.62
Service Class 2R	.91%
Actual		$ 1,000.00	$ 1,035.80	$ 4.66
HypotheticalA		$ 1,000.00	$ 1,020.56	$ 4.62
Investor Class	.75%
Actual		$ 1,000.00	$ 1,036.80	$ 3.84
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	10.7	11.5
Express Scripts Holding Co.	3.1	1.7
Visa, Inc. Class A	2.3	0.5
Home Depot, Inc.	2.3	2.0
Harley-Davidson, Inc.	2.2	2.1
The Coca-Cola Co.	2.1	2.0
Facebook, Inc. Class A	2.1	0.0
Google, Inc. Class A	1.9	1.4
Monsanto Co.	1.9	0.6
salesforce.com, Inc.	1.6	1.2
	30.2
Top Five Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.5	31.8
Consumer Discretionary	19.0	18.4
Health Care	12.3	6.0
Consumer Staples	12.2	11.4
Industrials	8.1	14.2
Asset Allocation (% of fund's net assets)
As of December 31, 2012*		As of June 30, 2012**
	Stocks 97.6%		Stocks 94.5%
	Short-Term Investments and Net Other Assets (Liabilities) 2.4%		Short-Term Investments and Net Other Assets (Liabilities) 5.5%
* Foreign investments	11.8%	** Foreign investments	13.1%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
CONSUMER DISCRETIONARY - 19.0%
Automobiles - 2.6%
Harley-Davidson, Inc.	1,678,575	$ 81,981,603
Tesla Motors, Inc. (a)	521,977	17,679,361
		99,660,964
Diversified Consumer Services - 1.2%
Anhanguera Educacional Participacoes SA	1,271,400	21,723,920
Kroton Educacional SA (a)	1,003,900	22,948,737
		44,672,657
Hotels, Restaurants & Leisure - 4.4%
Arcos Dorados Holdings, Inc. Class A (d)	867,220	10,371,951
Chipotle Mexican Grill, Inc. (a)	95,299	28,347,641
Dunkin' Brands Group, Inc. (d)	500,595	16,609,742
McDonald's Corp.	219,757	19,384,765
Panera Bread Co. Class A (a)	124,959	19,847,238
Starbucks Corp.	924,173	49,554,156
Yum! Brands, Inc.	313,138	20,792,363
		164,907,856
Household Durables - 0.7%
Ethan Allen Interiors, Inc.	130,696	3,360,194
Mohawk Industries, Inc. (a)	262,065	23,709,021
		27,069,215
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	164,242	41,247,736
Media - 1.4%
Comcast Corp. Class A (special) (non-vtg.)	721,751	25,946,948
Discovery Communications, Inc. Class C (non-vtg.) (a)	444,191	25,985,174
		51,932,122
Multiline Retail - 1.2%
Dollarama, Inc.	750,040	44,465,526
Specialty Retail - 5.7%
GNC Holdings, Inc.	1,068,583	35,562,442
Haverty Furniture Companies, Inc.	7,578	123,597
Home Depot, Inc.	1,376,638	85,145,060
PetSmart, Inc.	284,350	19,432,479
Ross Stores, Inc.	426,968	23,120,317
TJX Companies, Inc.	579,300	24,591,285
Vitamin Shoppe, Inc. (a)	435,648	24,988,769
		212,963,949
Textiles, Apparel & Luxury Goods - 0.7%
lululemon athletica, Inc. (a)	124,900	9,521,127
NIKE, Inc. Class B	330,570	17,057,412
		26,578,539
TOTAL CONSUMER DISCRETIONARY		713,498,564

	Shares	Value
CONSUMER STAPLES - 12.2%
Beverages - 3.3%
Anheuser-Busch InBev SA NV ADR	244,000	$ 21,328,040
SABMiller PLC	527,600	24,486,511
The Coca-Cola Co.	2,175,568	78,864,340
		124,678,891
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	202,500	20,000,925
Whole Foods Market, Inc.	312,379	28,529,574
		48,530,499
Food Products - 3.4%
Green Mountain Coffee Roasters, Inc. (a)	1,345,037	55,630,730
Mead Johnson Nutrition Co. Class A	456,673	30,090,184
The Hershey Co.	568,673	41,069,564
		126,790,478
Household Products - 1.1%
Colgate-Palmolive Co.	405,742	42,416,269
Personal Products - 0.7%
Herbalife Ltd.	775,922	25,558,871
Tobacco - 2.4%
British American Tobacco PLC sponsored ADR	322,500	32,653,125
Philip Morris International, Inc.	688,500	57,586,140
		90,239,265
TOTAL CONSUMER STAPLES		458,214,273
ENERGY - 7.6%
Energy Equipment & Services - 2.5%
Cameron International Corp. (a)	393,658	22,225,931
Dresser-Rand Group, Inc. (a)	369,891	20,765,681
National Oilwell Varco, Inc.	349,030	23,856,201
Oceaneering International, Inc.	457,074	24,586,010
		91,433,823
Oil, Gas & Consumable Fuels - 5.1%
Atlas Pipeline Partners LP	513,841	16,221,960
Cobalt International Energy, Inc. (a)	349,500	8,583,720
Concho Resources, Inc. (a)	252,292	20,324,644
Kosmos Energy Ltd. (a)	1,419,583	17,531,850
Markwest Energy Partners LP	227,900	11,625,179
Noble Energy, Inc.	95,400	9,705,996
Phillips 66	1,000,600	53,131,860
Pioneer Natural Resources Co.	164,798	17,565,819
Targa Resources Corp.	237,280	12,537,875
Valero Energy Corp.	744,200	25,392,104
		192,621,007
TOTAL ENERGY		284,054,830
FINANCIALS - 3.3%
Capital Markets - 0.6%
Apollo Global Management LLC Class A	254,544	4,418,884
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
GP Investments Ltd. (depositary receipt) (a)	587,558	$ 1,533,350
Invesco Ltd.	623,251	16,260,619
		22,212,853
Consumer Finance - 0.4%
Mahindra & Mahindra Financial Services Ltd.	293,032	5,889,017
Shriram Transport Finance Co. Ltd.	630,051	8,746,763
		14,635,780
Insurance - 0.2%
Berkshire Hathaway, Inc. Class B (a)	88,700	7,956,390
Real Estate Investment Trusts - 1.5%
American Tower Corp.	582,655	45,021,752
Public Storage	76,840	11,138,726
		56,160,478
Real Estate Management & Development - 0.6%
Realogy Holdings Corp.	517,851	21,729,028
TOTAL FINANCIALS		122,694,529
HEALTH CARE - 12.3%
Biotechnology - 5.8%
Amgen, Inc.	386,600	33,371,312
AVEO Pharmaceuticals, Inc. (a)(d)	863,725	6,952,986
Biogen Idec, Inc. (a)	321,322	47,128,298
BioMarin Pharmaceutical, Inc. (a)	487,315	24,000,264
Biovitrum AB (a)	1,472,948	8,335,549
Cytokinetics, Inc.	1,808,300	1,193,478
Cytokinetics, Inc. warrants 6/25/17 (a)	1,084,980	5,780
Elan Corp. PLC sponsored ADR (a)	1,464,955	14,957,191
Gilead Sciences, Inc. (a)	678,362	49,825,689
Grifols SA ADR	197,400	5,118,582
Onyx Pharmaceuticals, Inc. (a)	121,364	9,166,623
Prothena Corp. PLC (a)	35,730	261,901
Regeneron Pharmaceuticals, Inc. (a)	53,441	9,142,152
Thrombogenics NV (a)	155,832	8,673,526
		218,133,331
Health Care Equipment & Supplies - 0.4%
The Cooper Companies, Inc.	151,400	14,001,472
Health Care Providers & Services - 3.6%
Apollo Hospitals Enterprise Ltd.	449,858	6,487,883
Express Scripts Holding Co. (a)	2,176,669	117,540,126
Qualicorp SA (a)	923,800	9,684,456
		133,712,465
Health Care Technology - 0.4%
Cerner Corp. (a)	219,000	17,003,160

	Shares	Value
Pharmaceuticals - 2.1%
Novo Nordisk A/S Series B	196,560	$ 32,007,173
Valeant Pharmaceuticals International, Inc. (Canada) (a)	766,419	45,721,628
		77,728,801
TOTAL HEALTH CARE		460,579,229
INDUSTRIALS - 8.1%
Aerospace & Defense - 2.6%
Honeywell International, Inc.	289,416	18,369,234
Precision Castparts Corp.	113,710	21,538,948
TransDigm Group, Inc.	222,393	30,325,509
United Technologies Corp.	314,755	25,813,058
		96,046,749
Building Products - 0.4%
USG Corp. (a)(d)	557,800	15,657,446
Electrical Equipment - 1.8%
Hubbell, Inc. Class B	253,841	21,482,564
Regal-Beloit Corp.	167,150	11,779,061
Roper Industries, Inc.	298,449	33,271,095
		66,532,720
Industrial Conglomerates - 0.6%
Danaher Corp.	394,109	22,030,693
Machinery - 0.2%
Graco, Inc.	185,462	9,549,438
Professional Services - 2.0%
Equifax, Inc.	886,303	47,966,718
Verisk Analytics, Inc. (a)	547,004	27,897,204
		75,863,922
Trading Companies & Distributors - 0.5%
Beacon Roofing Supply, Inc. (a)	296,300	9,860,864
W.W. Grainger, Inc.	46,252	9,360,017
		19,220,881
TOTAL INDUSTRIALS		304,901,849
INFORMATION TECHNOLOGY - 28.5%
Communications Equipment - 1.3%
QUALCOMM, Inc.	800,916	49,672,810
Computers & Peripherals - 12.1%
Apple, Inc.	750,206	399,882,302
SanDisk Corp. (a)	1,207,111	52,581,755
		452,464,057
Internet Software & Services - 6.6%
Bankrate, Inc. (a)	548,546	6,829,398
Blucora, Inc. (a)	672,066	10,558,157
CoStar Group, Inc. (a)	114,314	10,216,242
eBay, Inc. (a)	719,394	36,703,482
Facebook, Inc. Class A	2,938,907	78,263,093
Google, Inc. Class A (a)	103,090	73,128,953
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
MercadoLibre, Inc. (d)	248,742	$ 19,543,659
SPS Commerce, Inc. (a)	316,718	11,804,080
		247,047,064
IT Services - 2.8%
Heartland Payment Systems, Inc.	613,736	18,105,212
Visa, Inc. Class A	575,400	87,219,132
		105,324,344
Semiconductors & Semiconductor Equipment - 0.5%
Avago Technologies Ltd.	616,697	19,524,627
Software - 5.2%
ANSYS, Inc. (a)	110,148	7,417,366
Citrix Systems, Inc. (a)	597,865	39,309,624
Computer Modelling Group Ltd.	519,200	11,128,324
FleetMatics Group PLC	80,000	2,012,800
Intuit, Inc.	293,556	17,466,582
salesforce.com, Inc. (a)	365,082	61,370,284
SolarWinds, Inc. (a)	540,708	28,360,135
VMware, Inc. Class A (a)	276,677	26,046,373
Workday, Inc.	50,400	2,746,800
		195,858,288
TOTAL INFORMATION TECHNOLOGY		1,069,891,190
MATERIALS - 4.6%
Chemicals - 3.5%
FMC Corp.	546,554	31,984,340
Monsanto Co.	752,761	71,248,829
Sherwin-Williams Co.	171,400	26,364,748
		129,597,917
Construction Materials - 0.8%
James Hardie Industries NV sponsored ADR	269,300	13,122,989
Vulcan Materials Co.	355,311	18,493,938
		31,616,927
Paper & Forest Products - 0.3%
Norbord, Inc. (a)	356,800	10,829,187
TOTAL MATERIALS		172,044,031

	Shares	Value
TELECOMMUNICATION SERVICES - 1.0%
Wireless Telecommunication Services - 1.0%
SBA Communications Corp. Class A (a)	508,600	$ 36,120,772
UTILITIES - 1.0%
Electric Utilities - 1.0%
ITC Holdings Corp.	495,369	38,098,830
TOTAL COMMON STOCKS (Cost $2,798,281,425)		3,660,098,097
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 0.18% (b)	91,914,989	91,914,989
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	36,162,900	36,162,900
TOTAL MONEY MARKET FUNDS (Cost $128,077,889)		128,077,889
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $2,926,359,314)	3,788,175,986
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(37,840,589)
NET ASSETS - 100%	$ 3,750,335,397
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 161,921
Fidelity Securities Lending Cash Central Fund	2,581,383
Total	$ 2,743,304
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 713,498,564	$ 668,825,907	$ 44,672,657	$ -
Consumer Staples	458,214,273	433,727,762	24,486,511	-
Energy	284,054,830	284,054,830	-	-
Financials	122,694,529	106,525,399	16,169,130	-
Health Care	460,579,229	395,384,862	65,194,367	-
Industrials	304,901,849	304,901,849	-	-
Information Technology	1,069,891,190	1,069,891,190	-	-
Materials	172,044,031	172,044,031	-	-
Telecommunication Services	36,120,772	36,120,772	-	-
Utilities	38,098,830	38,098,830	-	-
Money Market Funds	128,077,889	128,077,889	-	-
Total Investments in Securities:	$ 3,788,175,986	$ 3,637,653,321	$ 150,522,665	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.2%
Canada	3.0%
United Kingdom	1.5%
Brazil	1.5%
Bermuda	1.0%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $36,012,596) - See accompanying schedule: Unaffiliated issuers (cost $2,798,281,425)	$ 3,660,098,097
Fidelity Central Funds (cost $128,077,889)	128,077,889
Total Investments (cost $2,926,359,314)		$ 3,788,175,986
Receivable for investments sold		991,884
Receivable for fund shares sold		889,400
Dividends receivable		1,035,173
Distributions receivable from Fidelity Central Funds		120,325
Prepaid expenses		10,512
Other receivables		463,244
Total assets		3,791,686,524

Liabilities
Payable for fund shares redeemed	$ 2,655,542
Accrued management fee	1,738,379
Distribution and service plan fees payable	157,768
Other affiliated payables	376,992
Other payables and accrued expenses	259,546
Collateral on securities loaned, at value	36,162,900
Total liabilities		41,351,127

Net Assets		$ 3,750,335,397
Net Assets consist of:
Paid in capital		$ 3,999,703,454
Undistributed net investment income		(162,984)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,111,021,961)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		861,816,888
Net Assets		$ 3,750,335,397

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($2,613,977,054 ÷ 62,159,908 shares)	$ 42.05

Service Class: Net Asset Value, offering price and redemption price per share ($395,589,331 ÷ 9,429,217 shares)	$ 41.95

Service Class 2: Net Asset Value, offering price and redemption price per share ($592,406,939 ÷ 14,225,877 shares)	$ 41.64

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,357,280 ÷ 128,942 shares)	$ 41.55

Investor Class: Net Asset Value, offering price and redemption price per share ($143,004,793 ÷ 3,408,967 shares)	$ 41.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 47,541,918
Interest		47
Income from Fidelity Central Funds (including $2,581,383 from security lending)		2,743,304
Total income		50,285,269

Expenses
Management fee	$ 21,744,311
Transfer agent fees	2,888,016
Distribution and service plan fees	1,951,493
Accounting and security lending fees	1,047,955
Custodian fees and expenses	122,045
Independent trustees' compensation	26,853
Appreciation in deferred trustee compensation account	130
Audit	72,601
Legal	23,297
Interest	124
Miscellaneous	40,552
Total expenses before reductions	27,917,377
Expense reductions	(376,397)	27,540,980
Net investment income (loss)		22,744,289
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	142,129,633
Foreign currency transactions	(25,200)
Total net realized gain (loss)		142,104,433
Change in net unrealized appreciation (depreciation) on: Investment securities	361,928,956
Assets and liabilities in foreign currencies	2,177
Total change in net unrealized appreciation (depreciation)		361,931,133
Net gain (loss)		504,035,566
Net increase (decrease) in net assets resulting from operations		$ 526,779,855

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,744,289	$ 12,085,920
Net realized gain (loss)	142,104,433	390,193,292
Change in net unrealized appreciation (depreciation)	361,931,133	(386,686,117)
Net increase (decrease) in net assets resulting from operations	526,779,855	15,593,095
Distributions to shareholders from net investment income	(20,720,579)	(13,217,872)
Distributions to shareholders from net realized gain	-	(12,854,853)
Total distributions	(20,720,579)	(26,072,725)
Share transactions - net increase (decrease)	(456,375,196)	(292,123,490)
Redemption fees	1,933	14,621
Total increase (decrease) in net assets	49,686,013	(302,588,499)

Net Assets
Beginning of period	3,700,649,384	4,003,237,883
End of period (including distributions in excess of net investment income of $162,984 and distributions in excess of net investment income of $1,595,240, respectively)	$ 3,750,335,397	$ 3,700,649,384

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 36.89	$ 37.09	$ 30.04	$ 23.53	$ 45.12
Income from Investment Operations
Net investment income (loss) C	.26	.14	.07	.10	.27
Net realized and unrealized gain (loss)	5.16	(.06) F	7.18	6.55	(21.55)
Total from investment operations	5.42	.08	7.25	6.65	(21.28)
Distributions from net investment income	(.26)	(.15) K	(.09)	(.12)	(.31)
Distributions from net realized gain	-	(.12) K	(.11)	(.02)	-
Total distributions	(.26)	(.28) J	(.20)	(.14) I	(.31)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 42.05	$ 36.89	$ 37.09	$ 30.04	$ 23.53
Total Return A, B	14.69%	.20%	24.17%	28.29%	(47.17)%
Ratios to Average Net Assets D, G
Expenses before reductions	.66%	.66%	.67%	.69%	.68%
Expenses net of fee waivers, if any	.66%	.66%	.66%	.69%	.68%
Expenses net of all reductions	.65%	.66%	.66%	.68%	.67%
Net investment income (loss)	.64%	.36%	.22%	.41%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,613,977	$ 2,583,122	$ 2,842,307	$ 2,618,954	$ 2,337,892
Portfolio turnover rate E	68%	71%	75%	134%	161%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.14 per share is comprised of distributions from net investment income of $.118 and distributions from net realized gain of $.023 per share. J Total distributions of $.28 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.123 per share. K The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 36.81	$ 36.99	$ 29.96	$ 23.47	$ 44.99
Income from Investment Operations
Net investment income (loss) C	.22	.10	.04	.08	.23
Net realized and unrealized gain (loss)	5.13	(.05) F	7.16	6.52	(21.48)
Total from investment operations	5.35	.05	7.20	6.60	(21.25)
Distributions from net investment income	(.21)	(.11) J	(.06)	(.09)	(.27)
Distributions from net realized gain	-	(.12) J	(.11)	(.02)	-
Total distributions	(.21)	(.23)	(.17)	(.11) I	(.27)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 41.95	$ 36.81	$ 36.99	$ 29.96	$ 23.47
Total Return A, B	14.54%	.14%	24.06%	28.15%	(47.23)%
Ratios to Average Net Assets D, G
Expenses before reductions	.76%	.77%	.77%	.79%	.78%
Expenses net of fee waivers, if any	.76%	.76%	.76%	.79%	.78%
Expenses net of all reductions	.75%	.76%	.76%	.78%	.77%
Net investment income (loss)	.54%	.26%	.12%	.31%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 395,589	$ 395,217	$ 453,063	$ 421,996	$ 395,759
Portfolio turnover rate E	68%	71%	75%	134%	161%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share. J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 36.53	$ 36.72	$ 29.75	$ 23.31	$ 44.65
Income from Investment Operations
Net investment income (loss) C	.16	.04	(.01)	.04	.17
Net realized and unrealized gain (loss)	5.10	(.05) F	7.10	6.48	(21.29)
Total from investment operations	5.26	(.01)	7.09	6.52	(21.12)
Distributions from net investment income	(.15)	(.06) J	(.01)	(.05)	(.22)
Distributions from net realized gain	-	(.12) J	(.11)	(.02)	-
Total distributions	(.15)	(.18)	(.12)	(.08) I	(.22)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 41.64	$ 36.53	$ 36.72	$ 29.75	$ 23.31
Total Return A, B	14.40%	(.03)%	23.86%	27.97%	(47.31)%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	.92%	.92%	.94%	.93%
Expenses net of fee waivers, if any	.91%	.91%	.91%	.94%	.93%
Expenses net of all reductions	.90%	.91%	.91%	.93%	.92%
Net investment income (loss)	.39%	.11%	(.03)%	.16%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 592,407	$ 590,556	$ 584,193	$ 528,819	$ 447,530
Portfolio turnover rate E	68%	71%	75%	134%	161%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.023 per share. J The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class 2R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 36.46	$ 36.64	$ 29.70	$ 23.26	$ 44.42
Income from Investment Operations
Net investment income (loss) C	.16	.04	(.01)	.04	.18
Net realized and unrealized gain (loss)	5.09	(.05) F	7.09	6.46	(21.20)
Total from investment operations	5.25	(.01)	7.08	6.50	(21.02)
Distributions from net investment income	(.16)	(.05) J	(.03)	(.04)	(.14)
Distributions from net realized gain	-	(.12) J	(.11)	(.02)	-
Total distributions	(.16)	(.17)	(.14)	(.06) I	(.14)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 41.55	$ 36.46	$ 36.64	$ 29.70	$ 23.26
Total Return A, B	14.41%	(.02)%	23.86%	27.98%	(47.31)%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	.91%	.92%	.94%	.93%
Expenses net of fee waivers, if any	.91%	.91%	.91%	.94%	.93%
Expenses net of all reductions	.90%	.91%	.91%	.93%	.92%
Net investment income (loss)	.39%	.11%	(.03)%	.16%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,357	$ 5,202	$ 5,739	$ 4,084	$ 3,061
Portfolio turnover rate E	68%	71%	75%	134%	161%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.06 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.023 per share. J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 36.81	$ 37.00	$ 29.97	$ 23.48	$ 45.00
Income from Investment Operations
Net investment income (loss) C	.23	.10	.04	.08	.24
Net realized and unrealized gain (loss)	5.13	(.05) F	7.17	6.52	(21.49)
Total from investment operations	5.36	.05	7.21	6.60	(21.25)
Distributions from net investment income	(.22)	(.12) J	(.07)	(.09)	(.27)
Distributions from net realized gain	-	(.12) J	(.11)	(.02)	-
Total distributions	(.22)	(.24)	(.18)	(.11) I	(.27)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 41.95	$ 36.81	$ 37.00	$ 29.97	$ 23.48
Total Return A, B	14.58%	.14%	24.08%	28.14%	(47.22)%
Ratios to Average Net Assets D, G
Expenses before reductions	.75%	.75%	.76%	.79%	.77%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.79%	.77%
Expenses net of all reductions	.74%	.74%	.75%	.78%	.76%
Net investment income (loss)	.55%	.27%	.13%	.31%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 143,005	$ 126,551	$ 117,936	$ 95,531	$ 93,428
Portfolio turnover rate E	68%	71%	75%	134%	161%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share. J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 930,528,530
Gross unrealized depreciation	(74,773,577)
Net unrealized appreciation (depreciation) on securities and other investments	$ 855,754,953

Tax Cost	$ 2,932,421,033

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (1,104,960,243)
Net unrealized appreciation (depreciation)	$ 855,755,169

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (646,554,601)
2017	(458,405,642)
Total capital loss carryforward	$ (1,104,960,243)

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 20,720,579	$ 26,072,725

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,571,351,255 and $2,954,673,970, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 415,623
Service Class 2	1,522,844
Service Class 2R	13,026
$ 1,951,493

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 1,932,347
Service Class	296,338
Service Class 2	435,185
Service Class 2R	3,644
Investor Class	220,502
$ 2,888,016

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $49,818 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,649,000.42%		$ 124

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,662 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $518,950 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $376,397 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 15,820,328	$ 10,671,389
Service Class	1,992,915	1,191,707
Service Class 2	2,128,126	935,559
Service Class 2R	21,103	7,550
Investor Class	758,107	411,667
Total	$ 20,720,579	$ 13,217,872
From net realized gain
Initial Class	$ -	$ 8,992,576
Service Class	-	1,422,036
Service Class 2	-	2,010,246
Service Class 2R	-	18,630
Investor Class	-	411,365
Total	$ -	$ 12,854,853

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	2,323,728	5,105,832	$ 96,521,392	$ 193,724,251
Reinvestment of distributions	381,572	531,779	15,820,328	19,663,965
Shares redeemed	(10,560,173)	(12,264,436)	(437,343,347)	(468,044,614)
Net increase (decrease)	(7,854,873)	(6,626,825)	$ (325,001,627)	$ (254,656,398)
Service Class
Shares sold	449,055	823,475	$ 18,616,054	$ 31,606,992
Reinvestment of distributions	48,172	70,516	1,992,915	2,613,743
Shares redeemed	(1,805,917)	(2,403,651)	(74,456,372)	(92,186,437)
Net increase (decrease)	(1,308,690)	(1,509,660)	$ (53,847,403)	$ (57,965,702)
Service Class 2
Shares sold	2,992,976	5,724,223	$ 122,866,709	$ 218,079,773
Reinvestment of distributions	51,828	79,666	2,128,126	2,945,805
Shares redeemed	(4,983,249)	(5,547,933)	(200,935,979)	(210,350,344)
Net increase (decrease)	(1,938,445)	255,956	$ (75,941,144)	$ 10,675,234
Service Class 2R
Shares sold	51,435	116,285	$ 2,117,779	$ 4,451,582
Reinvestment of distributions	515	708	21,103	26,180
Shares redeemed	(65,694)	(130,935)	(2,637,205)	(4,926,892)
Net increase (decrease)	(13,744)	(13,942)	$ (498,323)	$ (449,130)
Investor Class
Shares sold	497,342	882,253	$ 20,659,697	$ 34,127,993
Reinvestment of distributions	18,329	22,289	758,107	823,032
Shares redeemed	(544,984)	(653,911)	(22,504,503)	(24,678,519)
Net increase (decrease)	(29,313)	250,631	$ (1,086,699)	$ 10,272,506

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 23% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Service Class 2R designates 100% of the dividends distributed in December 2012 as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPGRWTR-ANN-0213
1.811845.108

Fidelity® Variable Insurance Products:
Growth Portfolio

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP Growth Portfolio - Initial Class	14.69%	-0.66%	6.67%
VIP Growth Portfolio - Service Class	14.54%	-0.77%	6.56%
VIP Growth Portfolio - Service Class 2	14.40%	-0.91%	6.40%
VIP Growth Portfolio - Investor Class A	14.58%	-0.75%	6.58%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio: For the year ending December 31, 2012, the fund's share classes fell just short of the 15.21% gain of the Russell 3000® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, unfavorable industry positioning and a small cash stake undermined good security selection overall. A large overweighting in nutritional supplements company Herbalife hurt the most, particularly late in the period when the stock tumbled after the firm's business model was accused of being a pyramid scheme and allegations were made that Herbalife was misrepresenting some of its financial information to disguise the nature of its business. Herbalife's response to the accusations did little to keep speculative investors from selling the stock, however, I continued to hold it, as I liked the valuation and the company's track record. Additionally, I believed the company was operating within reasonable boundaries, with real consumption of its products. An average underweighting in Internet search giant Google also hampered results during the period, particularly when its shares shot up in the third quarter following strong second-quarter financial results, as the company continued to benefit from rising demand for its advertising products in the search, display and mobile markets. Elsewhere, two of fund's biggest detractors were out-of-index holdings: energy firm Poseidon Concepts and materials company Newmont Mining. I sold Newmont and Poseidon by period end. Conversely, consumer electronics giant Apple was by far the fund's largest holding during the period, as well as its biggest contributor. Apple experienced rapid growth over the past few years due to an unveiling of new products, such as its iPhone® smartphone and iPad® tablet device, and it has been able to historically sustain large amounts of free cash flow. At the same time, its stock has had a relatively low valuation. Despite a weak fourth quarter, strong sales helped propel the stock for most of the year. Not owning index component Intel was another plus. Demand for the company's products has been very low since many of the most popular electronics - including laptops, smartphones and tablets - don't require Intel chips.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.66%
Actual		$ 1,000.00	$ 1,037.00	$ 3.38
HypotheticalA		$ 1,000.00	$ 1,021.82	$ 3.35
Service Class	.76%
Actual		$ 1,000.00	$ 1,036.50	$ 3.89
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.86
Service Class 2.91%
Actual		$ 1,000.00	$ 1,035.70	$ 4.66
HypotheticalA		$ 1,000.00	$ 1,020.56	$ 4.62
Service Class 2R	.91%
Actual		$ 1,000.00	$ 1,035.80	$ 4.66
HypotheticalA		$ 1,000.00	$ 1,020.56	$ 4.62
Investor Class	.75%
Actual		$ 1,000.00	$ 1,036.80	$ 3.84
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	10.7	11.5
Express Scripts Holding Co.	3.1	1.7
Visa, Inc. Class A	2.3	0.5
Home Depot, Inc.	2.3	2.0
Harley-Davidson, Inc.	2.2	2.1
The Coca-Cola Co.	2.1	2.0
Facebook, Inc. Class A	2.1	0.0
Google, Inc. Class A	1.9	1.4
Monsanto Co.	1.9	0.6
salesforce.com, Inc.	1.6	1.2
	30.2
Top Five Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.5	31.8
Consumer Discretionary	19.0	18.4
Health Care	12.3	6.0
Consumer Staples	12.2	11.4
Industrials	8.1	14.2
Asset Allocation (% of fund's net assets)
As of December 31, 2012*		As of June 30, 2012**
	Stocks 97.6%		Stocks 94.5%
	Short-Term Investments and Net Other Assets (Liabilities) 2.4%		Short-Term Investments and Net Other Assets (Liabilities) 5.5%
* Foreign investments	11.8%	** Foreign investments	13.1%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
CONSUMER DISCRETIONARY - 19.0%
Automobiles - 2.6%
Harley-Davidson, Inc.	1,678,575	$ 81,981,603
Tesla Motors, Inc. (a)	521,977	17,679,361
		99,660,964
Diversified Consumer Services - 1.2%
Anhanguera Educacional Participacoes SA	1,271,400	21,723,920
Kroton Educacional SA (a)	1,003,900	22,948,737
		44,672,657
Hotels, Restaurants & Leisure - 4.4%
Arcos Dorados Holdings, Inc. Class A (d)	867,220	10,371,951
Chipotle Mexican Grill, Inc. (a)	95,299	28,347,641
Dunkin' Brands Group, Inc. (d)	500,595	16,609,742
McDonald's Corp.	219,757	19,384,765
Panera Bread Co. Class A (a)	124,959	19,847,238
Starbucks Corp.	924,173	49,554,156
Yum! Brands, Inc.	313,138	20,792,363
		164,907,856
Household Durables - 0.7%
Ethan Allen Interiors, Inc.	130,696	3,360,194
Mohawk Industries, Inc. (a)	262,065	23,709,021
		27,069,215
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	164,242	41,247,736
Media - 1.4%
Comcast Corp. Class A (special) (non-vtg.)	721,751	25,946,948
Discovery Communications, Inc. Class C (non-vtg.) (a)	444,191	25,985,174
		51,932,122
Multiline Retail - 1.2%
Dollarama, Inc.	750,040	44,465,526
Specialty Retail - 5.7%
GNC Holdings, Inc.	1,068,583	35,562,442
Haverty Furniture Companies, Inc.	7,578	123,597
Home Depot, Inc.	1,376,638	85,145,060
PetSmart, Inc.	284,350	19,432,479
Ross Stores, Inc.	426,968	23,120,317
TJX Companies, Inc.	579,300	24,591,285
Vitamin Shoppe, Inc. (a)	435,648	24,988,769
		212,963,949
Textiles, Apparel & Luxury Goods - 0.7%
lululemon athletica, Inc. (a)	124,900	9,521,127
NIKE, Inc. Class B	330,570	17,057,412
		26,578,539
TOTAL CONSUMER DISCRETIONARY		713,498,564

	Shares	Value
CONSUMER STAPLES - 12.2%
Beverages - 3.3%
Anheuser-Busch InBev SA NV ADR	244,000	$ 21,328,040
SABMiller PLC	527,600	24,486,511
The Coca-Cola Co.	2,175,568	78,864,340
		124,678,891
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	202,500	20,000,925
Whole Foods Market, Inc.	312,379	28,529,574
		48,530,499
Food Products - 3.4%
Green Mountain Coffee Roasters, Inc. (a)	1,345,037	55,630,730
Mead Johnson Nutrition Co. Class A	456,673	30,090,184
The Hershey Co.	568,673	41,069,564
		126,790,478
Household Products - 1.1%
Colgate-Palmolive Co.	405,742	42,416,269
Personal Products - 0.7%
Herbalife Ltd.	775,922	25,558,871
Tobacco - 2.4%
British American Tobacco PLC sponsored ADR	322,500	32,653,125
Philip Morris International, Inc.	688,500	57,586,140
		90,239,265
TOTAL CONSUMER STAPLES		458,214,273
ENERGY - 7.6%
Energy Equipment & Services - 2.5%
Cameron International Corp. (a)	393,658	22,225,931
Dresser-Rand Group, Inc. (a)	369,891	20,765,681
National Oilwell Varco, Inc.	349,030	23,856,201
Oceaneering International, Inc.	457,074	24,586,010
		91,433,823
Oil, Gas & Consumable Fuels - 5.1%
Atlas Pipeline Partners LP	513,841	16,221,960
Cobalt International Energy, Inc. (a)	349,500	8,583,720
Concho Resources, Inc. (a)	252,292	20,324,644
Kosmos Energy Ltd. (a)	1,419,583	17,531,850
Markwest Energy Partners LP	227,900	11,625,179
Noble Energy, Inc.	95,400	9,705,996
Phillips 66	1,000,600	53,131,860
Pioneer Natural Resources Co.	164,798	17,565,819
Targa Resources Corp.	237,280	12,537,875
Valero Energy Corp.	744,200	25,392,104
		192,621,007
TOTAL ENERGY		284,054,830
FINANCIALS - 3.3%
Capital Markets - 0.6%
Apollo Global Management LLC Class A	254,544	4,418,884
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
GP Investments Ltd. (depositary receipt) (a)	587,558	$ 1,533,350
Invesco Ltd.	623,251	16,260,619
		22,212,853
Consumer Finance - 0.4%
Mahindra & Mahindra Financial Services Ltd.	293,032	5,889,017
Shriram Transport Finance Co. Ltd.	630,051	8,746,763
		14,635,780
Insurance - 0.2%
Berkshire Hathaway, Inc. Class B (a)	88,700	7,956,390
Real Estate Investment Trusts - 1.5%
American Tower Corp.	582,655	45,021,752
Public Storage	76,840	11,138,726
		56,160,478
Real Estate Management & Development - 0.6%
Realogy Holdings Corp.	517,851	21,729,028
TOTAL FINANCIALS		122,694,529
HEALTH CARE - 12.3%
Biotechnology - 5.8%
Amgen, Inc.	386,600	33,371,312
AVEO Pharmaceuticals, Inc. (a)(d)	863,725	6,952,986
Biogen Idec, Inc. (a)	321,322	47,128,298
BioMarin Pharmaceutical, Inc. (a)	487,315	24,000,264
Biovitrum AB (a)	1,472,948	8,335,549
Cytokinetics, Inc.	1,808,300	1,193,478
Cytokinetics, Inc. warrants 6/25/17 (a)	1,084,980	5,780
Elan Corp. PLC sponsored ADR (a)	1,464,955	14,957,191
Gilead Sciences, Inc. (a)	678,362	49,825,689
Grifols SA ADR	197,400	5,118,582
Onyx Pharmaceuticals, Inc. (a)	121,364	9,166,623
Prothena Corp. PLC (a)	35,730	261,901
Regeneron Pharmaceuticals, Inc. (a)	53,441	9,142,152
Thrombogenics NV (a)	155,832	8,673,526
		218,133,331
Health Care Equipment & Supplies - 0.4%
The Cooper Companies, Inc.	151,400	14,001,472
Health Care Providers & Services - 3.6%
Apollo Hospitals Enterprise Ltd.	449,858	6,487,883
Express Scripts Holding Co. (a)	2,176,669	117,540,126
Qualicorp SA (a)	923,800	9,684,456
		133,712,465
Health Care Technology - 0.4%
Cerner Corp. (a)	219,000	17,003,160

	Shares	Value
Pharmaceuticals - 2.1%
Novo Nordisk A/S Series B	196,560	$ 32,007,173
Valeant Pharmaceuticals International, Inc. (Canada) (a)	766,419	45,721,628
		77,728,801
TOTAL HEALTH CARE		460,579,229
INDUSTRIALS - 8.1%
Aerospace & Defense - 2.6%
Honeywell International, Inc.	289,416	18,369,234
Precision Castparts Corp.	113,710	21,538,948
TransDigm Group, Inc.	222,393	30,325,509
United Technologies Corp.	314,755	25,813,058
		96,046,749
Building Products - 0.4%
USG Corp. (a)(d)	557,800	15,657,446
Electrical Equipment - 1.8%
Hubbell, Inc. Class B	253,841	21,482,564
Regal-Beloit Corp.	167,150	11,779,061
Roper Industries, Inc.	298,449	33,271,095
		66,532,720
Industrial Conglomerates - 0.6%
Danaher Corp.	394,109	22,030,693
Machinery - 0.2%
Graco, Inc.	185,462	9,549,438
Professional Services - 2.0%
Equifax, Inc.	886,303	47,966,718
Verisk Analytics, Inc. (a)	547,004	27,897,204
		75,863,922
Trading Companies & Distributors - 0.5%
Beacon Roofing Supply, Inc. (a)	296,300	9,860,864
W.W. Grainger, Inc.	46,252	9,360,017
		19,220,881
TOTAL INDUSTRIALS		304,901,849
INFORMATION TECHNOLOGY - 28.5%
Communications Equipment - 1.3%
QUALCOMM, Inc.	800,916	49,672,810
Computers & Peripherals - 12.1%
Apple, Inc.	750,206	399,882,302
SanDisk Corp. (a)	1,207,111	52,581,755
		452,464,057
Internet Software & Services - 6.6%
Bankrate, Inc. (a)	548,546	6,829,398
Blucora, Inc. (a)	672,066	10,558,157
CoStar Group, Inc. (a)	114,314	10,216,242
eBay, Inc. (a)	719,394	36,703,482
Facebook, Inc. Class A	2,938,907	78,263,093
Google, Inc. Class A (a)	103,090	73,128,953
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
MercadoLibre, Inc. (d)	248,742	$ 19,543,659
SPS Commerce, Inc. (a)	316,718	11,804,080
		247,047,064
IT Services - 2.8%
Heartland Payment Systems, Inc.	613,736	18,105,212
Visa, Inc. Class A	575,400	87,219,132
		105,324,344
Semiconductors & Semiconductor Equipment - 0.5%
Avago Technologies Ltd.	616,697	19,524,627
Software - 5.2%
ANSYS, Inc. (a)	110,148	7,417,366
Citrix Systems, Inc. (a)	597,865	39,309,624
Computer Modelling Group Ltd.	519,200	11,128,324
FleetMatics Group PLC	80,000	2,012,800
Intuit, Inc.	293,556	17,466,582
salesforce.com, Inc. (a)	365,082	61,370,284
SolarWinds, Inc. (a)	540,708	28,360,135
VMware, Inc. Class A (a)	276,677	26,046,373
Workday, Inc.	50,400	2,746,800
		195,858,288
TOTAL INFORMATION TECHNOLOGY		1,069,891,190
MATERIALS - 4.6%
Chemicals - 3.5%
FMC Corp.	546,554	31,984,340
Monsanto Co.	752,761	71,248,829
Sherwin-Williams Co.	171,400	26,364,748
		129,597,917
Construction Materials - 0.8%
James Hardie Industries NV sponsored ADR	269,300	13,122,989
Vulcan Materials Co.	355,311	18,493,938
		31,616,927
Paper & Forest Products - 0.3%
Norbord, Inc. (a)	356,800	10,829,187
TOTAL MATERIALS		172,044,031

	Shares	Value
TELECOMMUNICATION SERVICES - 1.0%
Wireless Telecommunication Services - 1.0%
SBA Communications Corp. Class A (a)	508,600	$ 36,120,772
UTILITIES - 1.0%
Electric Utilities - 1.0%
ITC Holdings Corp.	495,369	38,098,830
TOTAL COMMON STOCKS (Cost $2,798,281,425)		3,660,098,097
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 0.18% (b)	91,914,989	91,914,989
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	36,162,900	36,162,900
TOTAL MONEY MARKET FUNDS (Cost $128,077,889)		128,077,889
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $2,926,359,314)	3,788,175,986
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(37,840,589)
NET ASSETS - 100%	$ 3,750,335,397
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 161,921
Fidelity Securities Lending Cash Central Fund	2,581,383
Total	$ 2,743,304
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 713,498,564	$ 668,825,907	$ 44,672,657	$ -
Consumer Staples	458,214,273	433,727,762	24,486,511	-
Energy	284,054,830	284,054,830	-	-
Financials	122,694,529	106,525,399	16,169,130	-
Health Care	460,579,229	395,384,862	65,194,367	-
Industrials	304,901,849	304,901,849	-	-
Information Technology	1,069,891,190	1,069,891,190	-	-
Materials	172,044,031	172,044,031	-	-
Telecommunication Services	36,120,772	36,120,772	-	-
Utilities	38,098,830	38,098,830	-	-
Money Market Funds	128,077,889	128,077,889	-	-
Total Investments in Securities:	$ 3,788,175,986	$ 3,637,653,321	$ 150,522,665	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.2%
Canada	3.0%
United Kingdom	1.5%
Brazil	1.5%
Bermuda	1.0%
Others (Individually Less Than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $36,012,596) - See accompanying schedule: Unaffiliated issuers (cost $2,798,281,425)	$ 3,660,098,097
Fidelity Central Funds (cost $128,077,889)	128,077,889
Total Investments (cost $2,926,359,314)		$ 3,788,175,986
Receivable for investments sold		991,884
Receivable for fund shares sold		889,400
Dividends receivable		1,035,173
Distributions receivable from Fidelity Central Funds		120,325
Prepaid expenses		10,512
Other receivables		463,244
Total assets		3,791,686,524

Liabilities
Payable for fund shares redeemed	$ 2,655,542
Accrued management fee	1,738,379
Distribution and service plan fees payable	157,768
Other affiliated payables	376,992
Other payables and accrued expenses	259,546
Collateral on securities loaned, at value	36,162,900
Total liabilities		41,351,127

Net Assets		$ 3,750,335,397
Net Assets consist of:
Paid in capital		$ 3,999,703,454
Undistributed net investment income		(162,984)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,111,021,961)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		861,816,888
Net Assets		$ 3,750,335,397

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($2,613,977,054 ÷ 62,159,908 shares)	$ 42.05

Service Class: Net Asset Value, offering price and redemption price per share ($395,589,331 ÷ 9,429,217 shares)	$ 41.95

Service Class 2: Net Asset Value, offering price and redemption price per share ($592,406,939 ÷ 14,225,877 shares)	$ 41.64

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,357,280 ÷ 128,942 shares)	$ 41.55

Investor Class: Net Asset Value, offering price and redemption price per share ($143,004,793 ÷ 3,408,967 shares)	$ 41.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 47,541,918
Interest		47
Income from Fidelity Central Funds (including $2,581,383 from security lending)		2,743,304
Total income		50,285,269

Expenses
Management fee	$ 21,744,311
Transfer agent fees	2,888,016
Distribution and service plan fees	1,951,493
Accounting and security lending fees	1,047,955
Custodian fees and expenses	122,045
Independent trustees' compensation	26,853
Appreciation in deferred trustee compensation account	130
Audit	72,601
Legal	23,297
Interest	124
Miscellaneous	40,552
Total expenses before reductions	27,917,377
Expense reductions	(376,397)	27,540,980
Net investment income (loss)		22,744,289
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	142,129,633
Foreign currency transactions	(25,200)
Total net realized gain (loss)		142,104,433
Change in net unrealized appreciation (depreciation) on: Investment securities	361,928,956
Assets and liabilities in foreign currencies	2,177
Total change in net unrealized appreciation (depreciation)		361,931,133
Net gain (loss)		504,035,566
Net increase (decrease) in net assets resulting from operations		$ 526,779,855

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,744,289	$ 12,085,920
Net realized gain (loss)	142,104,433	390,193,292
Change in net unrealized appreciation (depreciation)	361,931,133	(386,686,117)
Net increase (decrease) in net assets resulting from operations	526,779,855	15,593,095
Distributions to shareholders from net investment income	(20,720,579)	(13,217,872)
Distributions to shareholders from net realized gain	-	(12,854,853)
Total distributions	(20,720,579)	(26,072,725)
Share transactions - net increase (decrease)	(456,375,196)	(292,123,490)
Redemption fees	1,933	14,621
Total increase (decrease) in net assets	49,686,013	(302,588,499)

Net Assets
Beginning of period	3,700,649,384	4,003,237,883
End of period (including distributions in excess of net investment income of $162,984 and distributions in excess of net investment income of $1,595,240, respectively)	$ 3,750,335,397	$ 3,700,649,384

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 36.89	$ 37.09	$ 30.04	$ 23.53	$ 45.12
Income from Investment Operations
Net investment income (loss) C	.26	.14	.07	.10	.27
Net realized and unrealized gain (loss)	5.16	(.06) F	7.18	6.55	(21.55)
Total from investment operations	5.42	.08	7.25	6.65	(21.28)
Distributions from net investment income	(.26)	(.15) K	(.09)	(.12)	(.31)
Distributions from net realized gain	-	(.12) K	(.11)	(.02)	-
Total distributions	(.26)	(.28) J	(.20)	(.14) I	(.31)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 42.05	$ 36.89	$ 37.09	$ 30.04	$ 23.53
Total Return A, B	14.69%	.20%	24.17%	28.29%	(47.17)%
Ratios to Average Net Assets D, G
Expenses before reductions	.66%	.66%	.67%	.69%	.68%
Expenses net of fee waivers, if any	.66%	.66%	.66%	.69%	.68%
Expenses net of all reductions	.65%	.66%	.66%	.68%	.67%
Net investment income (loss)	.64%	.36%	.22%	.41%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,613,977	$ 2,583,122	$ 2,842,307	$ 2,618,954	$ 2,337,892
Portfolio turnover rate E	68%	71%	75%	134%	161%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.14 per share is comprised of distributions from net investment income of $.118 and distributions from net realized gain of $.023 per share. J Total distributions of $.28 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.123 per share. K The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 36.81	$ 36.99	$ 29.96	$ 23.47	$ 44.99
Income from Investment Operations
Net investment income (loss) C	.22	.10	.04	.08	.23
Net realized and unrealized gain (loss)	5.13	(.05) F	7.16	6.52	(21.48)
Total from investment operations	5.35	.05	7.20	6.60	(21.25)
Distributions from net investment income	(.21)	(.11) J	(.06)	(.09)	(.27)
Distributions from net realized gain	-	(.12) J	(.11)	(.02)	-
Total distributions	(.21)	(.23)	(.17)	(.11) I	(.27)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 41.95	$ 36.81	$ 36.99	$ 29.96	$ 23.47
Total Return A, B	14.54%	.14%	24.06%	28.15%	(47.23)%
Ratios to Average Net Assets D, G
Expenses before reductions	.76%	.77%	.77%	.79%	.78%
Expenses net of fee waivers, if any	.76%	.76%	.76%	.79%	.78%
Expenses net of all reductions	.75%	.76%	.76%	.78%	.77%
Net investment income (loss)	.54%	.26%	.12%	.31%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 395,589	$ 395,217	$ 453,063	$ 421,996	$ 395,759
Portfolio turnover rate E	68%	71%	75%	134%	161%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share. J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 36.53	$ 36.72	$ 29.75	$ 23.31	$ 44.65
Income from Investment Operations
Net investment income (loss) C	.16	.04	(.01)	.04	.17
Net realized and unrealized gain (loss)	5.10	(.05) F	7.10	6.48	(21.29)
Total from investment operations	5.26	(.01)	7.09	6.52	(21.12)
Distributions from net investment income	(.15)	(.06) J	(.01)	(.05)	(.22)
Distributions from net realized gain	-	(.12) J	(.11)	(.02)	-
Total distributions	(.15)	(.18)	(.12)	(.08) I	(.22)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 41.64	$ 36.53	$ 36.72	$ 29.75	$ 23.31
Total Return A, B	14.40%	(.03)%	23.86%	27.97%	(47.31)%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	.92%	.92%	.94%	.93%
Expenses net of fee waivers, if any	.91%	.91%	.91%	.94%	.93%
Expenses net of all reductions	.90%	.91%	.91%	.93%	.92%
Net investment income (loss)	.39%	.11%	(.03)%	.16%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 592,407	$ 590,556	$ 584,193	$ 528,819	$ 447,530
Portfolio turnover rate E	68%	71%	75%	134%	161%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.023 per share. J The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class 2R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 36.46	$ 36.64	$ 29.70	$ 23.26	$ 44.42
Income from Investment Operations
Net investment income (loss) C	.16	.04	(.01)	.04	.18
Net realized and unrealized gain (loss)	5.09	(.05) F	7.09	6.46	(21.20)
Total from investment operations	5.25	(.01)	7.08	6.50	(21.02)
Distributions from net investment income	(.16)	(.05) J	(.03)	(.04)	(.14)
Distributions from net realized gain	-	(.12) J	(.11)	(.02)	-
Total distributions	(.16)	(.17)	(.14)	(.06) I	(.14)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 41.55	$ 36.46	$ 36.64	$ 29.70	$ 23.26
Total Return A, B	14.41%	(.02)%	23.86%	27.98%	(47.31)%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	.91%	.92%	.94%	.93%
Expenses net of fee waivers, if any	.91%	.91%	.91%	.94%	.93%
Expenses net of all reductions	.90%	.91%	.91%	.93%	.92%
Net investment income (loss)	.39%	.11%	(.03)%	.16%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,357	$ 5,202	$ 5,739	$ 4,084	$ 3,061
Portfolio turnover rate E	68%	71%	75%	134%	161%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.06 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.023 per share. J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 36.81	$ 37.00	$ 29.97	$ 23.48	$ 45.00
Income from Investment Operations
Net investment income (loss) C	.23	.10	.04	.08	.24
Net realized and unrealized gain (loss)	5.13	(.05) F	7.17	6.52	(21.49)
Total from investment operations	5.36	.05	7.21	6.60	(21.25)
Distributions from net investment income	(.22)	(.12) J	(.07)	(.09)	(.27)
Distributions from net realized gain	-	(.12) J	(.11)	(.02)	-
Total distributions	(.22)	(.24)	(.18)	(.11) I	(.27)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 41.95	$ 36.81	$ 37.00	$ 29.97	$ 23.48
Total Return A, B	14.58%	.14%	24.08%	28.14%	(47.22)%
Ratios to Average Net Assets D, G
Expenses before reductions	.75%	.75%	.76%	.79%	.77%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.79%	.77%
Expenses net of all reductions	.74%	.74%	.75%	.78%	.76%
Net investment income (loss)	.55%	.27%	.13%	.31%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 143,005	$ 126,551	$ 117,936	$ 95,531	$ 93,428
Portfolio turnover rate E	68%	71%	75%	134%	161%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I Total distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share. J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 930,528,530
Gross unrealized depreciation	(74,773,577)
Net unrealized appreciation (depreciation) on securities and other investments	$ 855,754,953

Tax Cost	$ 2,932,421,033

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (1,104,960,243)
Net unrealized appreciation (depreciation)	$ 855,755,169

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (646,554,601)
2017	(458,405,642)
Total capital loss carryforward	$ (1,104,960,243)

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 20,720,579	$ 26,072,725

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,571,351,255 and $2,954,673,970, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 415,623
Service Class 2	1,522,844
Service Class 2R	13,026
$ 1,951,493

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 1,932,347
Service Class	296,338
Service Class 2	435,185
Service Class 2R	3,644
Investor Class	220,502
$ 2,888,016

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $49,818 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,649,000.42%		$ 124

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,662 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $518,950 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $376,397 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 15,820,328	$ 10,671,389
Service Class	1,992,915	1,191,707
Service Class 2	2,128,126	935,559
Service Class 2R	21,103	7,550
Investor Class	758,107	411,667
Total	$ 20,720,579	$ 13,217,872
From net realized gain
Initial Class	$ -	$ 8,992,576
Service Class	-	1,422,036
Service Class 2	-	2,010,246
Service Class 2R	-	18,630
Investor Class	-	411,365
Total	$ -	$ 12,854,853

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	2,323,728	5,105,832	$ 96,521,392	$ 193,724,251
Reinvestment of distributions	381,572	531,779	15,820,328	19,663,965
Shares redeemed	(10,560,173)	(12,264,436)	(437,343,347)	(468,044,614)
Net increase (decrease)	(7,854,873)	(6,626,825)	$ (325,001,627)	$ (254,656,398)
Service Class
Shares sold	449,055	823,475	$ 18,616,054	$ 31,606,992
Reinvestment of distributions	48,172	70,516	1,992,915	2,613,743
Shares redeemed	(1,805,917)	(2,403,651)	(74,456,372)	(92,186,437)
Net increase (decrease)	(1,308,690)	(1,509,660)	$ (53,847,403)	$ (57,965,702)
Service Class 2
Shares sold	2,992,976	5,724,223	$ 122,866,709	$ 218,079,773
Reinvestment of distributions	51,828	79,666	2,128,126	2,945,805
Shares redeemed	(4,983,249)	(5,547,933)	(200,935,979)	(210,350,344)
Net increase (decrease)	(1,938,445)	255,956	$ (75,941,144)	$ 10,675,234
Service Class 2R
Shares sold	51,435	116,285	$ 2,117,779	$ 4,451,582
Reinvestment of distributions	515	708	21,103	26,180
Shares redeemed	(65,694)	(130,935)	(2,637,205)	(4,926,892)
Net increase (decrease)	(13,744)	(13,942)	$ (498,323)	$ (449,130)
Investor Class
Shares sold	497,342	882,253	$ 20,659,697	$ 34,127,993
Reinvestment of distributions	18,329	22,289	758,107	823,032
Shares redeemed	(544,984)	(653,911)	(22,504,503)	(24,678,519)
Net increase (decrease)	(29,313)	250,631	$ (1,086,699)	$ 10,272,506

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 23% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designates 100% of the dividends distributed in December 2012 as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPGRWT-ANN-0213
1.540077.115

Fidelity® Variable Insurance Products:

High Income Portfolio - Class R

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP High Income Portfolio - Initial Class R A	14.30%	7.91%	9.10%
VIP High Income Portfolio - Service Class R B	14.10%	7.81%	8.99%
VIP High Income Portfolio - Service Class 2R C	13.90%	7.60%	8.83%

A The initial offering of Initial Class R shares took place on April 14, 2004. Returns prior to April 14, 2004, are those of Initial Class.

B The initial offering of Service Class R shares took place on April 14, 2004. Returns prior to April 14, 2004, are those of Service Class.

C The initial offering of Service Class 2R shares took place on April 14, 2004. Returns prior to April 14, 2004, are those of Service Class 2.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class R on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period. The initial offering of Initial Class R took place on April 14, 2004. See above for additional information regarding the performance of Initial Class R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio: For the year, the fund's share classes underperformed the BofA high-yield index. (For specific portfolio results, please refer to the performance section of this report.) Relative to the index, the fund's higher-quality positioning hurt, as the lowest-quality credit tiers outperformed. At the industry level, we were hurt by underweighting banks/thrifts and by security selection in technology. The fund's cash position also dampened results within a strong market. Individually, untimely ownership of credit card payment processor First Data hurt, as did an overweighting in Ford Motor Credit. Untimely ownership of telecommunications equipment provider Alcatel-Lucent also detracted, along with the fund's position in the shorter-maturity and higher-quality parts of the capital structure of wireless telecom provider Sprint Nextel - which produced strong returns but underperformed the company's longer-term, subordinated bonds included in the index. An underweighting in auto finance bank Ally Financial further curtailed performance. On the plus side, the fund was helped by security selection in energy, food/drug retail and utilities. Top individual contributors included utility GenOn Energy, casino operator MGM Mirage, homebuilder Standard Pacific and drug store chain Rite Aid.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.68%
Actual		$ 1,000.00	$ 1,066.50	$ 3.53
HypotheticalA		$ 1,000.00	$ 1,021.72	$ 3.46
Service Class	.77%
Actual		$ 1,000.00	$ 1,065.80	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.91
Service Class 2.92%
Actual		$ 1,000.00	$ 1,066.10	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.51	$ 4.67
Initial Class R	.67%
Actual		$ 1,000.00	$ 1,066.90	$ 3.48
HypotheticalA		$ 1,000.00	$ 1,021.77	$ 3.40
Service Class R	.77%
Actual		$ 1,000.00	$ 1,066.50	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.91
Service Class 2R	.92%
Actual		$ 1,000.00	$ 1,065.40	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.51	$ 4.67
Investor Class	.71%
Actual		$ 1,000.00	$ 1,066.50	$ 3.69
HypotheticalA		$ 1,000.00	$ 1,021.57	$ 3.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of December 31, 2012
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
International Lease Finance Corp.	2.9	2.6
CCO Holdings LLC/CCO Holdings Capital Corp.	2.9	2.7
MGM Mirage, Inc.	2.7	2.9
Sprint Nextel Corp.	2.2	0.9
Ford Motor Credit Co. LLC	2.2	3.1
	12.9
Top Five Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	9.6	10.8
Telecommunications	8.4	6.8
Electric Utilities	6.9	7.3
Automotive	6.7	7.7
Diversified Financial Services	6.7	7.1
Quality Diversification (% of fund's net assets)
As of December 31, 2012	As of June 30, 2012
BBB 4.2%	BBB 4.8%
BB 26.7%	BB 30.3%
B 47.0%	B 43.2%
CCC,CC,C 9.8%	CCC,CC,C 11.5%
Not Rated 1.8%	Not Rated 1.9%
Equities 0.7%	Equities 0.4%
Short-Term Investments and Net Other Assets 9.8%	Short-Term Investments and Net Other Assets 7.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of December 31, 2012*		As of June 30, 2012**
	Nonconvertible Bonds 82.1%		Nonconvertible Bonds 84.1%
	Convertible Bonds, Preferred Stocks 0.6%		Convertible Bonds, Preferred Stocks 0.3%
	Common Stocks 0.1%		Common Stocks 0.1%
	Floating Rate Loans 7.4%		Floating Rate Loans 7.6%
	Short-Term Investments and Net Other Assets (Liabilities) 9.8%		Short-Term Investments and Net Other Assets (Liabilities) 7.9%
* Foreign investments	11.8%	** Foreign investments	12.9%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Nonconvertible Bonds - 82.1%
	Principal Amount	Value
Aerospace - 0.4%
TransDigm, Inc. 5.5% 10/15/20 (d)	$ 5,985,000	$ 6,224,400
Air Transportation - 1.9%
Air Canada 12% 2/1/16 (d)	1,485,000	1,533,263
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	3,136,578	3,418,870
5.5% 4/29/22	3,015,000	3,150,675
6.125% 4/29/18 (d)	520,000	523,900
6.75% 9/15/15 (d)	4,090,000	4,274,050
Continental Airlines, Inc. 9.25% 5/10/17	779,489	861,335
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 1/2/16	1,985,000	2,064,400
6.75% 11/23/15	1,985,000	2,059,438
8.021% 8/10/22	1,678,128	1,820,769
8.954% 8/10/14	1,447,437	1,498,098
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	608,283	657,676
U.S. Airways pass-thru certificates Series 2012-2 Class A, 4.625% 12/3/26	715,000	729,300
United Air Lines, Inc. 9.875% 8/1/13 (d)	659,000	659,000
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	2,533,737	2,559,074
9.75% 1/15/17	1,949,478	2,241,900
12% 1/15/16 (d)	613,688	675,057
		28,726,805
Automotive - 5.5%
Chrysler Group LLC/CG Co-Issuer, Inc.:
8% 6/15/19	6,970,000	7,597,300
8.25% 6/15/21	7,665,000	8,431,500
Continental Rubber of America Corp. 4.5% 9/15/19 (d)	2,380,000	2,415,700
Dana Holding Corp.:
6.5% 2/15/19	1,505,000	1,591,538
6.75% 2/15/21	1,710,000	1,825,425
Delphi Corp.:
5.875% 5/15/19	8,625,000	9,250,313
6.125% 5/15/21	1,475,000	1,637,250
Ford Motor Co. 7.45% 7/16/31	4,370,000	5,549,900
Ford Motor Credit Co. LLC:
3.875% 1/15/15	3,950,000	4,119,230
4.25% 2/3/17	3,465,000	3,712,023
5% 5/15/18	7,600,000	8,386,114
5.875% 8/2/21	3,025,000	3,522,727
6.625% 8/15/17	1,620,000	1,892,915
7% 4/15/15	1,355,000	1,510,876

	Principal Amount	Value
8% 12/15/16	$ 4,870,000	$ 5,880,369
12% 5/15/15	3,495,000	4,290,113
General Motors Financial Co., Inc.:
4.75% 8/15/17 (d)	3,370,000	3,530,075
6.75% 6/1/18	3,685,000	4,200,900
Tenneco, Inc.:
6.875% 12/15/20	1,930,000	2,101,288
7.75% 8/15/18	1,685,000	1,802,950
		83,248,506
Banks & Thrifts - 1.8%
Ally Financial, Inc.:
3.125% 1/15/16	4,460,000	4,471,150
3.51% 2/11/14 (e)	3,805,000	3,881,100
4.625% 6/26/15	4,700,000	4,899,637
5.5% 2/15/17	5,830,000	6,223,525
8% 3/15/20	1,475,000	1,806,875
GMAC LLC 8% 11/1/31	4,485,000	5,684,738
		26,967,025
Broadcasting - 1.6%
Allbritton Communications Co. 8% 5/15/18	2,205,000	2,403,450
Univision Communications, Inc.:
6.75% 9/15/22 (d)	2,385,000	2,462,513
6.875% 5/15/19 (d)	6,165,000	6,365,363
7.875% 11/1/20 (d)	1,180,000	1,265,550
8.5% 5/15/21 (d)	9,605,000	9,845,125
UPC Holding BV 9.875% 4/15/18 (d)	1,630,000	1,841,900
		24,183,901
Building Materials - 2.1%
Building Materials Corp. of America:
6.75% 5/1/21 (d)	3,680,000	4,066,400
6.875% 8/15/18 (d)	4,490,000	4,837,975
HD Supply, Inc.:
8.125% 4/15/19 (d)	6,620,000	7,563,350
11% 4/15/20 (d)	1,365,000	1,610,700
Headwaters, Inc. 7.625% 4/1/19	5,505,000	5,835,300
Masco Corp. 5.95% 3/15/22	1,815,000	2,011,913
Texas Industries, Inc. 9.25% 8/15/20	3,935,000	4,220,288
USG Corp. 7.875% 3/30/20 (d)	970,000	1,079,125
		31,225,051
Cable TV - 4.7%
Cablevision Systems Corp.:
5.875% 9/15/22	4,415,000	4,415,000
7.75% 4/15/18	740,000	823,250
8.625% 9/15/17	1,000,000	1,167,500
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	1,980,000	1,975,050
5.25% 9/30/22	5,635,000	5,712,481
Nonconvertible Bonds - continued
	Principal Amount	Value
Cable TV - continued
CCO Holdings LLC/CCO Holdings Capital Corp.: - continued
6.5% 4/30/21	$ 10,700,000	$ 11,542,625
6.625% 1/31/22	3,080,000	3,364,900
7% 1/15/19	9,810,000	10,521,225
7.25% 10/30/17	7,685,000	8,367,044
7.875% 4/30/18	985,000	1,060,106
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (d)	3,395,000	3,522,313
CSC Holdings LLC:
6.75% 11/15/21 (d)	510,000	566,100
8.625% 2/15/19	215,000	256,925
Harron Communications LP/Harron Finance Corp. 9.125% 4/1/20 (d)	530,000	580,350
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.5% 1/15/23 (d)	1,655,000	1,692,238
7.5% 3/15/19 (d)	950,000	1,045,000
UPCB Finance III Ltd. 6.625% 7/1/20 (d)	2,710,000	2,899,700
UPCB Finance V Ltd. 7.25% 11/15/21 (d)	3,270,000	3,600,924
UPCB Finance VI Ltd. 6.875% 1/15/22 (d)	1,325,000	1,431,000
Virgin Media Finance PLC 4.875% 2/15/22	1,650,000	1,691,250
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (d)	4,820,000	4,964,600
		71,199,581
Capital Goods - 0.5%
Amsted Industries, Inc. 8.125% 3/15/18 (d)	2,890,000	3,092,300
JB Poindexter & Co., Inc. 9% 4/1/22 (d)	3,830,000	3,959,263
		7,051,563
Chemicals - 1.5%
Celanese U.S. Holdings LLC:
4.625% 11/15/22	1,605,000	1,693,275
6.625% 10/15/18	1,030,000	1,133,000
INEOS Finance PLC 8.375% 2/15/19 (d)	4,370,000	4,708,675
Kinove German Bondco GmbH 9.625% 6/15/18 (d)	2,575,000	2,813,188
LyondellBasell Industries NV:
5% 4/15/19	3,195,000	3,530,475
5.75% 4/15/24	3,530,000	4,147,750

	Principal Amount	Value
6% 11/15/21	$ 1,005,000	$ 1,185,900
Rockwood Specialties Group, Inc. 4.625% 10/15/20	2,770,000	2,873,875
		22,086,138
Consumer Products - 0.2%
NBTY, Inc. 9% 10/1/18	2,690,000	3,046,425
Containers - 2.0%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (d)	1,415,000	1,538,813
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc. 7.375% 10/15/17 (d)	335,000	364,313
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20 (d)	4,415,000	4,569,525
7.875% 8/15/19	6,625,000	7,370,313
8.5% 5/15/18 (c)	4,275,000	4,381,875
9.875% 8/15/19	3,295,000	3,525,650
Sealed Air Corp.:
6.5% 12/1/20 (d)	1,315,000	1,420,200
8.125% 9/15/19 (d)	4,270,000	4,761,050
8.375% 9/15/21 (d)	2,695,000	3,045,350
		30,977,089
Diversified Financial Services - 6.5%
Aircastle Ltd.:
6.25% 12/1/19 (d)	1,740,000	1,813,950
6.75% 4/15/17	2,030,000	2,172,100
9.75% 8/1/18	3,730,000	4,214,900
CIT Group, Inc.:
4.25% 8/15/17	3,180,000	3,274,580
4.75% 2/15/15 (d)	3,100,000	3,224,000
5% 5/15/17	3,230,000	3,423,800
5% 8/15/22	2,530,000	2,697,779
5.25% 3/15/18	4,935,000	5,280,450
5.375% 5/15/20	4,035,000	4,408,238
5.5% 2/15/19 (d)	2,505,000	2,730,450
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	6,595,000	6,834,069
8% 1/15/18	12,950,000	13,905,063
ILFC E-Capital Trust II 6.25% 12/21/65 (d)(e)	1,275,000	1,090,125
International Lease Finance Corp.:
4.875% 4/1/15	3,400,000	3,519,272
5.65% 6/1/14	1,315,000	1,368,415
5.75% 5/15/16	8,055,000	8,490,687
5.875% 4/1/19	5,485,000	5,781,185
5.875% 8/15/22	3,480,000	3,686,058
6.25% 5/15/19	2,245,000	2,390,925
8.625% 9/15/15	6,070,000	6,813,575
8.625% 1/15/22	3,855,000	4,760,925
Nonconvertible Bonds - continued
	Principal Amount	Value
Diversified Financial Services - continued
International Lease Finance Corp.: - continued
8.75% 3/15/17	$ 2,110,000	$ 2,431,775
8.875% 9/1/17	3,235,000	3,801,384
		98,113,705
Diversified Media - 1.3%
Clear Channel Worldwide Holdings, Inc.:
6.5% 11/15/22 (d)	1,205,000	1,238,138
6.5% 11/15/22 (d)	4,990,000	5,177,125
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 10/1/20 (d)	2,135,000	2,124,325
7.75% 10/15/18	3,900,000	4,338,750
Quebecor Media, Inc.:
5.75% 1/15/23 (d)	2,360,000	2,472,100
7.75% 3/15/16	2,612,000	2,677,300
7.75% 3/15/16	1,060,000	1,086,500
		19,114,238
Electric Utilities - 6.9%
Atlantic Power Corp. 9% 11/15/18	6,740,000	7,026,450
Dolphin Subsidiary II, Inc.:
6.5% 10/15/16	7,095,000	7,467,488
7.25% 10/15/21	935,000	1,000,450
GenOn Energy, Inc.:
9.5% 10/15/18	4,055,000	4,784,900
9.875% 10/15/20	1,465,000	1,692,075
InterGen NV 9% 6/30/17 (d)	5,550,000	4,967,250
IPALCO Enterprises, Inc. 5% 5/1/18	1,435,000	1,506,750
Mirant Americas Generation LLC:
8.5% 10/1/21	7,395,000	8,430,300
9.125% 5/1/31	15,020,000	16,521,967
NRG Energy, Inc. 6.625% 3/15/23 (d)	4,655,000	4,980,850
NSG Holdings II, LLC 7.75% 12/15/25 (d)	9,865,000	10,160,950
NV Energy, Inc. 6.25% 11/15/20	4,295,000	5,050,491
Otter Tail Corp. 9% 12/15/16	2,460,000	2,853,600
Puget Energy, Inc.:
5.625% 7/15/22	1,045,000	1,125,548
6.5% 12/15/20	3,975,000	4,478,672
RRI Energy, Inc. 7.625% 6/15/14	6,280,000	6,703,900
The AES Corp.:
7.375% 7/1/21	5,145,000	5,710,950
7.75% 10/15/15	3,745,000	4,203,763
8% 10/15/17	1,515,000	1,749,825
9.75% 4/15/16	3,010,000	3,596,950
		104,013,129

	Principal Amount	Value
Energy - 9.1%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	$ 2,110,000	$ 2,141,650
AmeriGas Partners LP/AmeriGas Finance Corp.:
6.25% 8/20/19	1,710,000	1,829,700
6.5% 5/20/21	642,000	696,570
Antero Resources Finance Corp.:
6% 12/1/20 (d)	2,075,000	2,100,938
7.25% 8/1/19	1,845,000	2,011,050
9.375% 12/1/17	4,215,000	4,625,963
Chesapeake Energy Corp.:
6.125% 2/15/21	9,950,000	10,323,125
6.775% 3/15/19	4,505,000	4,505,000
6.875% 11/15/20	1,250,000	1,354,688
Chesapeake Midstream Partners LP/CHKM Finance Corp.:
5.875% 4/15/21	615,000	653,438
6.125% 7/15/22	1,745,000	1,873,694
Chesapeake Oilfield Operating LLC 6.625% 11/15/19 (d)	1,680,000	1,583,400
Crestwood Midstream Partners LP/Finance Corp. 7.75% 4/1/19	2,315,000	2,401,813
Denbury Resources, Inc. 6.375% 8/15/21	2,550,000	2,792,250
Energy Transfer Equity LP 7.5% 10/15/20	2,930,000	3,384,150
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22	1,035,000	1,099,688
Everest Acquisition LLC/Everest Acquisition Finance, Inc.:
6.875% 5/1/19	1,655,000	1,795,675
9.375% 5/1/20	4,725,000	5,327,438
Expro Finance Luxembourg SCA 8.5% 12/15/16 (d)	2,812,000	2,938,540
Exterran Holdings, Inc. 7.25% 12/1/18	7,855,000	8,297,237
Forbes Energy Services Ltd. 9% 6/15/19	4,680,000	4,165,200
Forest Oil Corp. 7.5% 9/15/20 (d)	4,155,000	4,362,750
Frontier Oil Corp. 6.875% 11/15/18	1,245,000	1,338,375
Hornbeck Offshore Services, Inc.:
5.875% 4/1/20	1,400,000	1,463,000
8% 9/1/17	215,000	230,588
Kinder Morgan Finance Co. LLC 6% 1/15/18 (d)	6,445,000	7,073,388
LINN Energy LLC/LINN Energy Finance Corp.:
6.25% 11/1/19 (d)	2,500,000	2,512,500
6.5% 5/15/19	2,895,000	2,945,663
7.75% 2/1/21	2,390,000	2,545,350
8.625% 4/15/20	3,055,000	3,329,950
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20 (d)	$ 1,855,000	$ 1,919,925
Oil States International, Inc.:
5.125% 1/15/23 (d)	1,100,000	1,115,125
6.5% 6/1/19	4,695,000	5,000,175
Pan American Energy LLC 7.875% 5/7/21 (d)	2,345,000	2,040,150
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20 (d)	4,340,000	4,708,900
Petroleum Geo-Services ASA 7.375% 12/15/18 (d)	3,225,000	3,483,000
Plains Exploration & Production Co. 6.125% 6/15/19	3,190,000	3,477,100
Precision Drilling Corp.:
6.5% 12/15/21	290,000	308,850
6.625% 11/15/20	2,505,000	2,692,875
Samson Investment Co. 9.75% 2/15/20 (d)	5,105,000	5,398,538
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.5% 10/1/18	2,664,000	2,870,460
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25% 5/1/23 (d)	2,515,000	2,596,738
6.375% 8/1/22 (d)	800,000	872,000
6.875% 2/1/21	2,840,000	3,109,800
7.875% 10/15/18	2,660,000	2,912,700
Tesoro Corp.:
4.25% 10/1/17	920,000	952,200
5.375% 10/1/22	1,035,000	1,102,275
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.875% 10/1/20 (d)	315,000	329,175
WPX Energy, Inc. 6% 1/15/22	1,625,000	1,755,000
		138,347,757
Environmental - 0.8%
ADS Waste Holdings, Inc. 8.25% 10/1/20 (d)	2,720,000	2,862,800
Clean Harbors, Inc.:
5.125% 6/1/21 (d)	910,000	941,850
5.25% 8/1/20	1,000,000	1,042,500
Covanta Holding Corp. 7.25% 12/1/20	6,860,000	7,558,327
		12,405,477
Food & Drug Retail - 1.8%
Rite Aid Corp.:
9.25% 3/15/20	12,235,000	12,969,100
9.5% 6/15/17	14,440,000	15,089,800
		28,058,900

	Principal Amount	Value
Food/Beverage/Tobacco - 0.9%
JBS USA LLC/JBS USA Finance, Inc. 8.25% 2/1/20 (d)	$ 7,945,000	$ 8,401,838
Post Holdings, Inc. 7.375% 2/15/22 (d)	4,845,000	5,305,275
		13,707,113
Gaming - 3.3%
Ameristar Casinos, Inc. 7.5% 4/15/21	6,135,000	6,625,800
MGM Mirage, Inc.:
6.625% 7/15/15	6,430,000	6,896,175
6.625% 12/15/21	2,985,000	2,985,000
6.75% 10/1/20 (d)	4,415,000	4,503,300
7.5% 6/1/16	2,600,000	2,801,500
7.625% 1/15/17	10,930,000	11,695,100
8.625% 2/1/19 (d)	2,760,000	3,063,600
10% 11/1/16	3,185,000	3,702,563
11.375% 3/1/18	2,360,000	2,867,400
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.375% 3/15/22	2,995,000	3,182,188
7.75% 8/15/20	1,535,000	1,749,900
		50,072,526
Healthcare - 4.3%
CDRT Holding Corp. 9.25% 10/1/17 pay-in-kind (d)	3,940,000	4,038,500
DaVita, Inc. 5.75% 8/15/22	6,340,000	6,680,775
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	1,350,000	1,299,375
8.75% 3/15/18 (d)	165,000	183,150
9.875% 4/15/18 (d)	705,000	733,200
Emergency Medical Services Corp. 8.125% 6/1/19	5,100,000	5,600,438
Fresenius Medical Care US Finance II, Inc. 5.625% 7/31/19 (d)	4,660,000	4,962,900
HealthSouth Corp.:
5.75% 11/1/24	2,320,000	2,354,800
7.25% 10/1/18	4,008,000	4,348,680
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21	2,595,000	2,815,575
Mylan, Inc. 6% 11/15/18 (d)	690,000	762,066
Omega Healthcare Investors, Inc. 6.75% 10/15/22	4,540,000	4,925,900
Rural/Metro Corp. 10.125% 7/15/19 (d)	1,055,000	996,975
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	6,590,000	7,001,875
Valeant Pharmaceuticals International:
6.375% 10/15/20 (d)	2,280,000	2,445,300
6.5% 7/15/16 (d)	5,325,000	5,597,906
6.875% 12/1/18 (d)	4,655,000	5,015,763
Nonconvertible Bonds - continued
	Principal Amount	Value
Healthcare - continued
VPI Escrow Corp. 6.375% 10/15/20 (d)	$ 3,425,000	$ 3,643,173
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (d)	2,345,000	2,268,788
		65,675,139
Homebuilders/Real Estate - 3.3%
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (d)	780,000	801,450
CB Richard Ellis Services, Inc. 6.625% 10/15/20	2,370,000	2,586,381
D.R. Horton, Inc.:
4.375% 9/15/22	1,675,000	1,708,500
4.75% 5/15/17	1,315,000	1,397,188
KB Home:
7.25% 6/15/18	5,145,000	5,620,913
7.5% 9/15/22	2,255,000	2,463,588
Lennar Corp.:
4.75% 12/15/17 (d)	5,000,000	5,175,000
4.75% 11/15/22 (d)	2,990,000	2,941,413
5.6% 5/31/15	545,000	580,425
6.95% 6/1/18	2,515,000	2,810,513
12.25% 6/1/17	1,600,000	2,144,000
Standard Pacific Corp.:
8.375% 5/15/18	11,850,000	13,746,000
8.375% 1/15/21	4,240,000	4,950,200
10.75% 9/15/16	2,405,000	2,988,213
		49,913,784
Hotels - 0.4%
Host Hotels & Resorts LP:
4.75% 3/1/23	1,490,000	1,583,125
5.875% 6/15/19	2,165,000	2,365,263
9% 5/15/17	2,195,000	2,348,650
		6,297,038
Insurance - 0.2%
Onex USI Aquisition Corp. 7.75% 1/15/21 (d)	2,995,000	2,950,075
Leisure - 1.2%
Equinox Holdings, Inc. 9.5% 2/1/16 (d)	3,570,000	3,766,350
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17	3,920,000	4,459,000
Royal Caribbean Cruises Ltd.:
5.25% 11/15/22	3,560,000	3,764,700
7.25% 3/15/18	1,815,000	2,050,950
7.5% 10/15/27	595,000	672,350
yankee 7.25% 6/15/16	2,445,000	2,762,850
		17,476,200

	Principal Amount	Value
Metals/Mining - 1.7%
Boart Longyear Management Pty Ltd. 7% 4/1/21 (d)	$ 1,790,000	$ 1,816,850
CONSOL Energy, Inc. 8% 4/1/17	4,330,000	4,730,525
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (d)	3,145,000	3,255,075
7% 11/1/15 (d)	12,635,000	13,266,750
Peabody Energy Corp. 6.25% 11/15/21	2,270,000	2,423,225
		25,492,425
Paper - 0.2%
Sappi Papier Holding GmbH 7.75% 7/15/17 (d)	3,205,000	3,493,450
Restaurants - 0.3%
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc. 10.5% 1/15/20	4,035,000	4,680,600
Services - 3.5%
Alliance Data Systems Corp. 5.25% 12/1/17 (d)	4,695,000	4,765,425
APX Group, Inc.:
6.375% 12/1/19 (d)	4,465,000	4,431,513
8.75% 12/1/20 (d)	2,265,000	2,235,102
ARAMARK Corp.:
3.8128% 2/1/15 (e)	7,820,000	7,790,675
8.5% 2/1/15	4,830,000	4,842,075
ARAMARK Holdings Corp. 8.625% 5/1/16 pay-in-kind (d)(e)	5,580,000	5,705,550
FTI Consulting, Inc.:
6% 11/15/22 (d)	1,860,000	1,929,750
6.75% 10/1/20	3,100,000	3,317,000
Hertz Corp.:
6.75% 4/15/19	2,660,000	2,902,725
6.75% 4/15/19 (d)	2,850,000	3,110,063
7.5% 10/15/18	7,205,000	7,961,525
TransUnion Holding Co., Inc. 8.125% 6/15/18 pay-in-kind (d)	4,340,000	4,481,050
		53,472,453
Shipping - 0.2%
Navios Maritime Holdings, Inc. 8.875% 11/1/17	3,185,000	3,169,075
Steel - 1.8%
Essar Steel Algoma, Inc. 9.375% 3/15/15 (d)	3,350,000	3,031,750
JMC Steel Group, Inc. 8.25% 3/15/18 (d)	3,970,000	4,148,650
Severstal Columbus LLC 10.25% 2/15/18	8,610,000	9,040,500
Nonconvertible Bonds - continued
	Principal Amount	Value
Steel - continued
Steel Dynamics, Inc.:
6.125% 8/15/19 (d)	$ 5,905,000	$ 6,259,300
7.625% 3/15/20	3,930,000	4,352,475
		26,832,675
Super Retail - 1.3%
Claire's Stores, Inc. 9% 3/15/19 (d)	3,535,000	3,773,613
J. Crew Group, Inc. 8.125% 3/1/19	7,465,000	7,894,238
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (d)	7,585,000	8,419,350
		20,087,201
Technology - 2.9%
First Data Corp.:
6.75% 11/1/20 (d)	3,280,000	3,312,800
7.375% 6/15/19 (d)	1,910,000	1,976,850
GrafTech International Ltd. 6.375% 11/15/20 (d)	1,340,000	1,386,900
IAC/InterActiveCorp 4.75% 12/15/22 (d)	1,845,000	1,851,827
NCR Corp. 4.625% 2/15/21 (d)	3,550,000	3,550,000
Nuance Communications, Inc. 5.375% 8/15/20 (d)	5,695,000	5,951,275
Sanmina-SCI Corp. 7% 5/15/19 (d)	9,305,000	9,467,838
Spansion LLC 7.875% 11/15/17	5,850,000	5,908,500
SunGard Data Systems, Inc. 7.375% 11/15/18	595,000	636,650
Viasystems, Inc. 7.875% 5/1/19 (d)	4,600,000	4,508,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19 (d)	2,995,000	3,174,700
13.375% 10/15/19 (d)	1,605,000	1,697,288
		43,422,628
Telecommunications - 7.9%
Altice Financing SA 7.875% 12/15/19 (d)	685,000	724,388
Altice Finco SA 9.875% 12/15/20 (d)	735,000	791,963
Crown Castle International Corp. 5.25% 1/15/23 (d)	5,520,000	5,906,400
Digicel Group Ltd.:
7% 2/15/20 (d)	295,000	315,650
8.25% 9/1/17 (d)	5,395,000	5,732,188
8.25% 9/30/20 (d)	7,340,000	8,074,000
Intelsat Jackson Holdings SA:
6.625% 12/15/22 (d)	3,230,000	3,334,975
7.25% 10/15/20 (d)	2,900,000	3,146,500
7.5% 4/1/21	3,050,000	3,355,000

	Principal Amount	Value
Intelsat Luxembourg SA:
11.25% 2/4/17	$ 12,970,000	$ 13,715,775
11.5% 2/4/17 pay-in-kind (e)	14,761,864	15,684,481
SBA Communications Corp. 5.625% 10/1/19 (d)	2,265,000	2,378,250
Sprint Capital Corp. 6.875% 11/15/28	1,490,000	1,549,600
Sprint Nextel Corp.:
6% 12/1/16	10,710,000	11,647,125
6% 11/15/22	5,950,000	6,083,875
7% 8/15/20	12,790,000	13,973,075
9% 11/15/18 (d)	1,505,000	1,858,675
Telesat Canada/Telesat LLC 6% 5/15/17 (d)	5,590,000	5,869,500
TW Telecom Holdings, Inc. 5.375% 10/1/22 (d)	2,700,000	2,841,750
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (d)(e)	2,945,000	2,837,548
Zayo Group LLC/Zayo Capital, Inc.:
8.125% 1/1/20	5,975,000	6,684,531
10.125% 7/1/20	2,555,000	2,912,700
		119,417,949
Textiles & Apparel - 0.1%
Hanesbrands, Inc. 6.375% 12/15/20	1,535,000	1,680,825
TOTAL NONCONVERTIBLE BONDS (Cost $1,162,173,950)		1,242,830,846
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.125% 4/25/21 (e) (Cost $0)	20,648	14,454
Common Stocks - 0.1%
	Shares
Telecommunications - 0.1%
CUI Acquisition Corp. Class E (a)(d)	1	873,375
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(f)	48,889	347,112
TOTAL COMMON STOCKS (Cost $3,248,508)		1,220,487
Preferred Stocks - 0.6%
	Shares	Value
Convertible Preferred Stocks - 0.3%
Automotive - 0.3%
General Motors Co. 4.75%	111,200	$ 4,907,256
Nonconvertible Preferred Stocks - 0.3%
Banks & Thrifts - 0.3%
Goldman Sachs Group, Inc. 5.95% (a)	172,538	4,309,999
TOTAL PREFERRED STOCKS (Cost $9,649,676)		9,217,255
Floating Rate Loans - 7.4%
	Principal Amount
Air Transportation - 1.6%
Delta Air Lines, Inc.:
Tranche B 1LN, term loan 5.25% 10/18/18 (e)	$ 4,995,000	5,038,706
Tranche B 2LN, term loan 4.25% 4/18/16 (e)	1,250,000	1,251,563
Tranche B, term loan 5.5% 4/20/17 (e)	7,234,825	7,316,217
US Airways Group, Inc. term loan 2.7117% 3/23/14 (e)	11,031,187	10,893,298
		24,499,784
Automotive - 0.9%
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (e)	8,717,102	8,891,444
Federal-Mogul Corp.:
Tranche B, term loan 2.1475% 12/27/14 (e)	3,570,732	3,267,220
Tranche C, term loan 2.1475% 12/27/15 (e)	2,402,812	2,198,573
		14,357,237
Broadcasting - 0.3%
Univision Communications, Inc. term loan 4.4617% 3/31/17 (e)	5,373,950	5,239,601
Cable TV - 0.4%
Harron Communications LP Tranche B, term loan 5% 10/6/17 (e)	2,720,638	2,751,245
UPC Broadband Holding BV Tranche AF, term loan 4% 1/31/21 (e)	2,890,000	2,890,000
		5,641,245
Diversified Financial Services - 0.2%
Flying Fortress, Inc. Tranche 3, term loan 5% 6/30/17 (e)	2,310,000	2,321,550
Energy - 0.5%
Chesapeake Energy Corp. Tranche B, term loan 5.75% 12/2/17 (e)	4,710,000	4,716,123

	Principal Amount	Value
Crestwood Holdings Partners LLC Tranche B, term loan 9.75% 3/26/18 (e)	$ 1,734,885	$ 1,769,583
Samson Investment Co. Tranche 2LN, term loan 6% 9/25/18 (e)	395,000	398,476
		6,884,182
Environmental - 0.1%
ADS Waste Holdings, Inc. Tranche B, term loan 5.25% 10/9/19 (e)	795,000	802,950
Food & Drug Retail - 0.4%
GNC Corp. Tranche B, term loan 3.75% 3/2/18 (e)	5,342,569	5,355,926
Gaming - 0.1%
MGM Mirage, Inc. Tranche B, term loan 4.25% 12/10/19 (e)	800,000	807,040
Healthcare - 0.3%
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (e)	2,652,560	2,669,138
Valeant Pharmaceuticals International Tranche B, term loan:
4.25% 2/13/19 (e)	520,000	520,000
4.25% 9/16/19 (e)	1,360,000	1,370,200
		4,559,338
Insurance - 0.7%
Asurion Corp.:
Tranche 1LN, term loan 5.5% 5/24/18 (e)	4,035,227	4,085,668
Tranche 2LN, term loan 9% 5/24/19 (e)	2,389,809	2,443,580
Tranche B-1 1LN, term loan 4.75% 7/23/17 (e)	1,370,781	1,377,635
Lonestar Intermediate Super Holdings LLC term loan 11% 9/2/19 (e)	2,760,000	2,925,600
		10,832,483
Leisure - 0.3%
Equinox Holdings, Inc.:
Tranche 2LN, term loan 5/16/20	1,600,000	1,600,000
Tranche B 1LN, term loan 11/16/19	2,985,000	3,007,388
		4,607,388
Metals/Mining - 0.2%
Fortescue Metals Group Ltd. Tranche B, term loan 5.25% 10/18/17 (e)	3,456,338	3,482,260
Publishing/Printing - 0.1%
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (e)	1,825,000	1,825,000
Services - 0.0%
ARAMARK Corp. Tranche C, term loan 3.5662% 7/26/16 (e)	235,000	236,763
Floating Rate Loans - continued
	Principal Amount	Value
Steel - 0.2%
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (e)	$ 3,018,276	$ 3,048,459
Super Retail - 0.2%
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (e)	3,335,000	3,335,000
Technology - 0.5%
First Data Corp. term loan 4.2107% 3/24/18 (e)	4,000,000	3,800,000
GoDaddy.com, Inc. Tranche B 1LN, term loan 5.5% 12/16/18 (e)	4,232,798	4,248,671
		8,048,671
Telecommunications - 0.4%
Intelsat Jackson Holdings SA:
term loan 3.21% 2/1/14 (e)	830,000	828,963
Tranche B, term loan 4.5% 4/2/18 (e)	1,705,000	1,720,004
RP Crown Parent, LLC Tranche 1LN, term loan 6.75% 12/7/18 (e)	3,455,000	3,446,363
		5,995,330
TOTAL FLOATING RATE LOANS (Cost $109,304,887)		111,880,207
Money Market Funds - 8.7%
Shares
Fidelity Cash Central Fund, 0.18% (b) (Cost $131,369,035)	131,369,035	131,369,035
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $1,415,746,056)	1,496,532,284
NET OTHER ASSETS (LIABILITIES) - 1.1%	16,723,802
NET ASSETS - 100%	$ 1,513,256,086
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $421,409,231 or 27.8% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $347,112 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 159,217
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,254,368	$ 4,907,256	$ -	$ 347,112
Financials	4,309,999	4,309,999	-	-
Telecommunication Services	873,375	-	-	873,375
Corporate Bonds	1,242,830,846	-	1,242,830,846	-
Commercial Mortgage Securities	14,454	-	-	14,454
Floating Rate Loans	111,880,207	-	111,880,207	-
Money Market Funds	131,369,035	131,369,035	-	-
Total Investments in Securities:	$ 1,496,532,284	$ 140,586,290	$ 1,354,711,053	$ 1,234,941
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.2%
Luxembourg	3.2%
Canada	2.0%
Bermuda	1.5%
Australia	1.4%
Netherlands	1.0%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,284,377,021)	$ 1,365,163,249
Fidelity Central Funds (cost $131,369,035)	131,369,035
Total Investments (cost $1,415,746,056)		$ 1,496,532,284
Cash		45,167
Receivable for investments sold		6,945,633
Receivable for fund shares sold		1,069,857
Interest receivable		21,973,517
Distributions receivable from Fidelity Central Funds		16,964
Prepaid expenses		4,235
Other receivables		23
Total assets		1,526,587,680

Liabilities
Payable for investments purchased	$ 10,145,539
Payable for fund shares redeemed	2,165,484
Accrued management fee	707,497
Distribution and service plan fees payable	71,088
Other affiliated payables	165,354
Other payables and accrued expenses	76,632
Total liabilities		13,331,594

Net Assets		$ 1,513,256,086
Net Assets consist of:
Paid in capital		$ 1,531,601,671
Undistributed net investment income		6,819,718
Accumulated undistributed net realized gain (loss) on investments		(105,951,531)
Net unrealized appreciation (depreciation) on investments		80,786,228
Net Assets		$ 1,513,256,086

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($606,505,986 ÷ 104,417,135 shares)	$ 5.81

Service Class: Net Asset Value, offering price and redemption price per share ($77,396,813 ÷ 13,398,286 shares)	$ 5.78

Service Class 2: Net Asset Value, offering price and redemption price per share ($281,065,286 ÷ 49,688,487 shares)	$ 5.66

Initial Class R: Net Asset Value, offering price and redemption price per share ($35,604,516 ÷ 6,153,476 shares)	$ 5.79

Service Class R: Net Asset Value, offering price and redemption price per share ($69,892,526 ÷ 12,164,441 shares)	$ 5.75

Service Class 2R: Net Asset Value, offering price and redemption price per share ($4,019,360 ÷ 711,026 shares)	$ 5.65

Investor Class: Net Asset Value, offering price and redemption price per share ($438,771,599 ÷ 75,798,800 shares)	$ 5.79

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 448,517
Interest		95,241,280
Income from Fidelity Central Funds		159,217
Total income		95,849,014

Expenses
Management fee	$ 7,824,108
Transfer agent fees	1,133,006
Distribution and service plan fees	768,843
Accounting fees and expenses	473,635
Custodian fees and expenses	23,764
Independent trustees' compensation	9,286
Audit	78,095
Legal	22,033
Interest	153
Miscellaneous	12,304
Total expenses before reductions	10,345,227
Expense reductions	(653)	10,344,574
Net investment income (loss)		85,504,440
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		13,064,180
Change in net unrealized appreciation (depreciation) on investment securities		80,611,074
Net gain (loss)		93,675,254
Net increase (decrease) in net assets resulting from operations		$ 179,179,694

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 85,504,440	$ 82,841,870
Net realized gain (loss)	13,064,180	30,894,343
Change in net unrealized appreciation (depreciation)	80,611,074	(67,492,572)
Net increase (decrease) in net assets resulting from operations	179,179,694	46,243,641
Distributions to shareholders from net investment income	(84,934,228)	(84,003,585)
Share transactions - net increase (decrease)	164,623,275	65,821,196
Redemption fees	64,369	88,182
Total increase (decrease) in net assets	258,933,110	28,149,434

Net Assets
Beginning of period	1,254,322,976	1,226,173,542
End of period (including undistributed net investment income of $6,819,718 and undistributed net investment income of $6,423,570, respectively)	$ 1,513,256,086	$ 1,254,322,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 5.39	$ 5.57	$ 5.29	$ 3.96	$ 5.98
Income from Investment Operations
Net investment income (loss) C	.361	.391	.439	.438	.475
Net realized and unrealized gain (loss)	.405	(.171)	.288	1.298	(1.990)
Total from investment operations	.766	.220	.727	1.736	(1.515)
Distributions from net investment income	(.346)	(.400)	(.448)	(.406)	(.506)
Redemption fees added to paid in capital C	- G	- G	.001	- G	.001
Net asset value, end of period	$ 5.81	$ 5.39	$ 5.57	$ 5.29	$ 3.96
Total Return A, B	14.23%	4.03%	13.82%	43.96%	(24.98)%
Ratios to Average Net Assets D, F
Expenses before reductions	.68%	.69%	.69%	.70%	.71%
Expenses net of fee waivers, if any	.68%	.69%	.69%	.70%	.71%
Expenses net of all reductions	.68%	.69%	.69%	.70%	.70%
Net investment income (loss)	6.22%	6.85%	7.84%	9.02%	8.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 606,506	$ 561,514	$ 594,688	$ 608,802	$ 451,824
Portfolio turnover rate E	55%	79%	81%	70%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 5.36	$ 5.54	$ 5.26	$ 3.95	$ 5.95
Income from Investment Operations
Net investment income (loss) C	.353	.384	.431	.429	.469
Net realized and unrealized gain (loss)	.407	(.171)	.290	1.281	(1.971)
Total from investment operations	.760	.213	.721	1.710	(1.502)
Distributions from net investment income	(.340)	(.393)	(.442)	(.400)	(.499)
Redemption fees added to paid in capital C	- G	- G	.001	- G	.001
Net asset value, end of period	$ 5.78	$ 5.36	$ 5.54	$ 5.26	$ 3.95
Total Return A, B	14.20%	3.93%	13.79%	43.41%	(24.87)%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.79%	.79%	.80%	.80%
Expenses net of fee waivers, if any	.78%	.79%	.78%	.80%	.80%
Expenses net of all reductions	.78%	.79%	.78%	.80%	.80%
Net investment income (loss)	6.13%	6.75%	7.74%	8.92%	8.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,397	$ 91,573	$ 98,988	$ 103,511	$ 95,461
Portfolio turnover rate E	55%	79%	81%	70%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 5.26	$ 5.45	$ 5.18	$ 3.89	$ 5.88
Income from Investment Operations
Net investment income (loss) C	.338	.368	.417	.422	.450
Net realized and unrealized gain (loss)	.396	(.170)	.287	1.264	(1.949)
Total from investment operations	.734	.198	.704	1.686	(1.499)
Distributions from net investment income	(.334)	(.388)	(.435)	(.396)	(.492)
Redemption fees added to paid in capital C	- G	- G	.001	- G	.001
Net asset value, end of period	$ 5.66	$ 5.26	$ 5.45	$ 5.18	$ 3.89
Total Return A, B	13.97%	3.72%	13.67%	43.46%	(25.14)%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.94%	.94%	.95%	.96%
Expenses net of fee waivers, if any	.93%	.94%	.94%	.95%	.96%
Expenses net of all reductions	.93%	.94%	.94%	.95%	.96%
Net investment income (loss)	5.98%	6.60%	7.59%	8.77%	8.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,065	$ 220,333	$ 182,465	$ 181,377	$ 87,077
Portfolio turnover rate E	55%	79%	81%	70%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 5.37	$ 5.55	$ 5.27	$ 3.95	$ 5.96
Income from Investment Operations
Net investment income (loss) C	.360	.391	.439	.440	.471
Net realized and unrealized gain (loss)	.407	(.171)	.288	1.286	(1.975)
Total from investment operations	.767	.220	.727	1.726	(1.504)
Distributions from net investment income	(.347)	(.400)	(.448)	(.406)	(.507)
Redemption fees added to paid in capital C	- G	- G	.001	- G	.001
Net asset value, end of period	$ 5.79	$ 5.37	$ 5.55	$ 5.27	$ 3.95
Total Return A, B	14.30%	4.05%	13.88%	43.82%	(24.88)%
Ratios to Average Net Assets D, F
Expenses before reductions	.68%	.68%	.69%	.70%	.70%
Expenses net of fee waivers, if any	.68%	.68%	.68%	.70%	.70%
Expenses net of all reductions	.68%	.68%	.68%	.69%	.70%
Net investment income (loss)	6.23%	6.85%	7.84%	9.02%	8.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,605	$ 31,627	$ 34,946	$ 34,080	$ 19,801
Portfolio turnover rate E	55%	79%	81%	70%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 5.34	$ 5.52	$ 5.25	$ 3.94	$ 5.93
Income from Investment Operations
Net investment income (loss) C	.352	.383	.433	.431	.467
Net realized and unrealized gain (loss)	.400	(.167)	.280	1.280	(1.959)
Total from investment operations	.752	.216	.713	1.711	(1.492)
Distributions from net investment income	(.342)	(.396)	(.444)	(.401)	(.499)
Redemption fees added to paid in capital C	- G	- G	.001	- G	.001
Net asset value, end of period	$ 5.75	$ 5.34	$ 5.52	$ 5.25	$ 3.94
Total Return A, B	14.10%	3.99%	13.66%	43.56%	(24.79)%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.78%	.79%	.80%	.80%
Expenses net of fee waivers, if any	.78%	.78%	.78%	.80%	.80%
Expenses net of all reductions	.78%	.78%	.78%	.80%	.80%
Net investment income (loss)	6.13%	6.75%	7.74%	8.92%	8.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,893	$ 63,557	$ 68,806	$ 47,873	$ 26,572
Portfolio turnover rate E	55%	79%	81%	70%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 5.26	$ 5.45	$ 5.17	$ 3.89	$ 5.87
Income from Investment Operations
Net investment income (loss) C	.340	.369	.415	.416	.451
Net realized and unrealized gain (loss)	.390	(.175)	.293	1.257	(1.940)
Total from investment operations	.730	.194	.708	1.673	(1.489)
Distributions from net investment income	(.340)	(.384)	(.429)	(.393)	(.492)
Redemption fees added to paid in capital C	- G	- G	.001	- G	.001
Net asset value, end of period	$ 5.65	$ 5.26	$ 5.45	$ 5.17	$ 3.89
Total Return A, B	13.90%	3.64%	13.79%	43.13%	(24.99)%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.93%	.94%	.95%	.95%
Expenses net of fee waivers, if any	.93%	.93%	.93%	.95%	.95%
Expenses net of all reductions	.93%	.93%	.93%	.94%	.95%
Net investment income (loss)	5.98%	6.60%	7.59%	8.77%	8.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,019	$ 1,350	$ 1,543	$ 2,016	$ 1,487
Portfolio turnover rate E	55%	79%	81%	70%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 5.37	$ 5.56	$ 5.27	$ 3.96	$ 5.96
Income from Investment Operations
Net investment income (loss) C	.358	.388	.437	.441	.473
Net realized and unrealized gain (loss)	.407	(.180)	.298	1.274	(1.971)
Total from investment operations	.765	.208	.735	1.715	(1.498)
Distributions from net investment income	(.345)	(.398)	(.446)	(.405)	(.503)
Redemption fees added to paid in capital C	- G	- G	.001	- G	.001
Net asset value, end of period	$ 5.79	$ 5.37	$ 5.56	$ 5.27	$ 3.96
Total Return A, B	14.26%	3.82%	14.04%	43.43%	(24.76)%
Ratios to Average Net Assets D, F
Expenses before reductions	.71%	.72%	.73%	.73%	.74%
Expenses net of fee waivers, if any	.71%	.72%	.72%	.73%	.74%
Expenses net of all reductions	.71%	.72%	.72%	.73%	.74%
Net investment income (loss)	6.20%	6.82%	7.81%	8.99%	8.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 438,772	$ 284,370	$ 244,738	$ 182,806	$ 90,312
Portfolio turnover rate E	55%	79%	81%	70%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. For commercial mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 91,423,248
Gross unrealized depreciation	(5,047,573)
Net unrealized appreciation (depreciation) on securities and other investments	$ 86,375,675

Tax Cost	$ 1,410,156,609

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,124,064
Capital loss carryforward	$ (105,844,902)
Net unrealized appreciation (depreciation)	$ 86,375,675

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (26,397,633)
2017	(79,447,269)
Total capital loss carryforward	$ (105,844,902)

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 84,934,228	$ 84,003,585

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2 R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $824,377,803 and $709,377,458, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 81,509
Service Class 2	619,306
Service Class R	62,443
Service Class 2 R	5,585
$ 768,843

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 441,336
Service Class	58,827
Service Class 2	178,876
Initial Class R	23,634
Service Class R	43,659
Service Class 2R	1,565
Investor Class	385,109
$ 1,133,006

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,556,000.42%		$ 153

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,608 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $23 for the period. In addition through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $630.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 34,341,731	$ 38,834,457
Service Class	4,352,958	5,348,721
Service Class 2	15,615,687	14,701,408
Initial Class R	2,033,316	2,203,822
Service Class R	3,948,919	4,443,415
Service Class 2R	215,852	92,376
Investor Class	24,425,765	18,379,386
Total	$ 84,934,228	$ 84,003,585

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	13,853,360	14,954,963	$ 80,405,792	$ 85,548,272
Reinvestment of distributions	5,923,006	7,279,400	34,341,731	38,834,457
Shares redeemed	(19,521,567)	(24,811,221)	(112,985,217)	(141,718,667)
Net increase (decrease)	254,799	(2,576,858)	$ 1,762,306	$ (17,335,938)
Service Class
Shares sold	1,525,261	4,391,885	$ 8,621,959	$ 23,974,978
Reinvestment of distributions	754,748	1,008,126	4,352,958	5,348,721
Shares redeemed	(5,957,709)	(6,182,000)	(33,943,822)	(35,059,439)
Net increase (decrease)	(3,677,700)	(781,989)	$ (20,968,905)	$ (5,735,740)
Service Class 2
Shares sold	25,700,556	35,272,315	$ 145,593,661	$ 197,650,737
Reinvestment of distributions	2,764,623	2,824,984	15,615,687	14,701,408
Shares redeemed	(20,664,331)	(29,704,714)	(115,959,882)	(165,911,073)
Net increase (decrease)	7,800,848	8,392,585	$ 45,249,466	$ 46,441,072
Initial Class R
Shares sold	2,462,639	2,974,865	$ 14,321,536	$ 17,006,544
Reinvestment of distributions	351,902	414,639	2,033,316	2,203,822
Shares redeemed	(2,548,693)	(3,795,258)	(14,732,861)	(21,688,955)
Net increase (decrease)	265,848	(405,754)	$ 1,621,991	$ (2,478,589)
Service Class R
Shares sold	8,023,964	8,003,006	$ 46,504,431	$ 45,643,141
Reinvestment of distributions	688,191	840,752	3,948,919	4,443,415
Shares redeemed	(8,456,038)	(9,397,413)	(47,748,690)	(53,628,031)
Net increase (decrease)	256,117	(553,655)	$ 2,704,660	$ (3,541,475)
Service Class 2R
Shares sold	580,649	77,098	$ 3,315,329	$ 432,475
Reinvestment of distributions	38,276	17,746	215,852	92,376
Shares redeemed	(164,440)	(121,577)	(925,854)	(682,497)
Net increase (decrease)	454,485	(26,733)	$ 2,605,327	$ (157,646)
Investor Class
Shares sold	28,186,563	35,223,887	$ 162,161,430	$ 199,792,708
Reinvestment of distributions	4,226,954	3,458,337	24,425,765	18,379,386
Shares redeemed	(9,530,114)	(29,823,638)	(54,938,765)	(169,542,582)
Net increase (decrease)	22,883,403	8,858,586	$ 131,648,430	$ 48,629,512

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 38% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of 17% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, agent banks, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP High Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 24% means that 76% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP High Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class, Service Class, and Service Class R ranked below its competitive median for 2011 and the total expense ratio of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPHIR-ANN-0213
1.811842.108

Fidelity® Variable Insurance Products:

High Income Portfolio

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP High Income Portfolio - Initial Class	14.23%	7.87%	9.11%
VIP High Income Portfolio - Service Class	14.20%	7.79%	8.99%
VIP High Income Portfolio - Service Class 2	13.97%	7.61%	8.83%
VIP High Income Portfolio - Investor Class A	14.26%	7.86%	9.07%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class, the original class of the fund. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio: For the year, the fund's share classes underperformed the BofA high-yield index. (For specific portfolio results, please refer to the performance section of this report.) Relative to the index, the fund's higher-quality positioning hurt, as the lowest-quality credit tiers outperformed. At the industry level, we were hurt by underweighting banks/thrifts and by security selection in technology. The fund's cash position also dampened results within a strong market. Individually, untimely ownership of credit card payment processor First Data hurt, as did an overweighting in Ford Motor Credit. Untimely ownership of telecommunications equipment provider Alcatel-Lucent also detracted, along with the fund's position in the shorter-maturity and higher-quality parts of the capital structure of wireless telecom provider Sprint Nextel - which produced strong returns but underperformed the company's longer-term, subordinated bonds included in the index. An underweighting in auto finance bank Ally Financial further curtailed performance. On the plus side, the fund was helped by security selection in energy, food/drug retail and utilities. Top individual contributors included utility GenOn Energy, casino operator MGM Mirage, homebuilder Standard Pacific and drug store chain Rite Aid.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.68%
Actual		$ 1,000.00	$ 1,066.50	$ 3.53
HypotheticalA		$ 1,000.00	$ 1,021.72	$ 3.46
Service Class	.77%
Actual		$ 1,000.00	$ 1,065.80	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.91
Service Class 2.92%
Actual		$ 1,000.00	$ 1,066.10	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.51	$ 4.67
Initial Class R	.67%
Actual		$ 1,000.00	$ 1,066.90	$ 3.48
HypotheticalA		$ 1,000.00	$ 1,021.77	$ 3.40
Service Class R	.77%
Actual		$ 1,000.00	$ 1,066.50	$ 4.00
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.91
Service Class 2R	.92%
Actual		$ 1,000.00	$ 1,065.40	$ 4.78
HypotheticalA		$ 1,000.00	$ 1,020.51	$ 4.67
Investor Class	.71%
Actual		$ 1,000.00	$ 1,066.50	$ 3.69
HypotheticalA		$ 1,000.00	$ 1,021.57	$ 3.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of December 31, 2012
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
International Lease Finance Corp.	2.9	2.6
CCO Holdings LLC/CCO Holdings Capital Corp.	2.9	2.7
MGM Mirage, Inc.	2.7	2.9
Sprint Nextel Corp.	2.2	0.9
Ford Motor Credit Co. LLC	2.2	3.1
	12.9
Top Five Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	9.6	10.8
Telecommunications	8.4	6.8
Electric Utilities	6.9	7.3
Automotive	6.7	7.7
Diversified Financial Services	6.7	7.1
Quality Diversification (% of fund's net assets)
As of December 31, 2012	As of June 30, 2012
BBB 4.2%	BBB 4.8%
BB 26.7%	BB 30.3%
B 47.0%	B 43.2%
CCC,CC,C 9.8%	CCC,CC,C 11.5%
Not Rated 1.8%	Not Rated 1.9%
Equities 0.7%	Equities 0.4%
Short-Term Investments and Net Other Assets 9.8%	Short-Term Investments and Net Other Assets 7.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of December 31, 2012*		As of June 30, 2012**
	Nonconvertible Bonds 82.1%		Nonconvertible Bonds 84.1%
	Convertible Bonds, Preferred Stocks 0.6%		Convertible Bonds, Preferred Stocks 0.3%
	Common Stocks 0.1%		Common Stocks 0.1%
	Floating Rate Loans 7.4%		Floating Rate Loans 7.6%
	Short-Term Investments and Net Other Assets (Liabilities) 9.8%		Short-Term Investments and Net Other Assets (Liabilities) 7.9%
* Foreign investments	11.8%	** Foreign investments	12.9%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Nonconvertible Bonds - 82.1%
	Principal Amount	Value
Aerospace - 0.4%
TransDigm, Inc. 5.5% 10/15/20 (d)	$ 5,985,000	$ 6,224,400
Air Transportation - 1.9%
Air Canada 12% 2/1/16 (d)	1,485,000	1,533,263
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	3,136,578	3,418,870
5.5% 4/29/22	3,015,000	3,150,675
6.125% 4/29/18 (d)	520,000	523,900
6.75% 9/15/15 (d)	4,090,000	4,274,050
Continental Airlines, Inc. 9.25% 5/10/17	779,489	861,335
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 1/2/16	1,985,000	2,064,400
6.75% 11/23/15	1,985,000	2,059,438
8.021% 8/10/22	1,678,128	1,820,769
8.954% 8/10/14	1,447,437	1,498,098
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	608,283	657,676
U.S. Airways pass-thru certificates Series 2012-2 Class A, 4.625% 12/3/26	715,000	729,300
United Air Lines, Inc. 9.875% 8/1/13 (d)	659,000	659,000
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	2,533,737	2,559,074
9.75% 1/15/17	1,949,478	2,241,900
12% 1/15/16 (d)	613,688	675,057
		28,726,805
Automotive - 5.5%
Chrysler Group LLC/CG Co-Issuer, Inc.:
8% 6/15/19	6,970,000	7,597,300
8.25% 6/15/21	7,665,000	8,431,500
Continental Rubber of America Corp. 4.5% 9/15/19 (d)	2,380,000	2,415,700
Dana Holding Corp.:
6.5% 2/15/19	1,505,000	1,591,538
6.75% 2/15/21	1,710,000	1,825,425
Delphi Corp.:
5.875% 5/15/19	8,625,000	9,250,313
6.125% 5/15/21	1,475,000	1,637,250
Ford Motor Co. 7.45% 7/16/31	4,370,000	5,549,900
Ford Motor Credit Co. LLC:
3.875% 1/15/15	3,950,000	4,119,230
4.25% 2/3/17	3,465,000	3,712,023
5% 5/15/18	7,600,000	8,386,114
5.875% 8/2/21	3,025,000	3,522,727
6.625% 8/15/17	1,620,000	1,892,915
7% 4/15/15	1,355,000	1,510,876

	Principal Amount	Value
8% 12/15/16	$ 4,870,000	$ 5,880,369
12% 5/15/15	3,495,000	4,290,113
General Motors Financial Co., Inc.:
4.75% 8/15/17 (d)	3,370,000	3,530,075
6.75% 6/1/18	3,685,000	4,200,900
Tenneco, Inc.:
6.875% 12/15/20	1,930,000	2,101,288
7.75% 8/15/18	1,685,000	1,802,950
		83,248,506
Banks & Thrifts - 1.8%
Ally Financial, Inc.:
3.125% 1/15/16	4,460,000	4,471,150
3.51% 2/11/14 (e)	3,805,000	3,881,100
4.625% 6/26/15	4,700,000	4,899,637
5.5% 2/15/17	5,830,000	6,223,525
8% 3/15/20	1,475,000	1,806,875
GMAC LLC 8% 11/1/31	4,485,000	5,684,738
		26,967,025
Broadcasting - 1.6%
Allbritton Communications Co. 8% 5/15/18	2,205,000	2,403,450
Univision Communications, Inc.:
6.75% 9/15/22 (d)	2,385,000	2,462,513
6.875% 5/15/19 (d)	6,165,000	6,365,363
7.875% 11/1/20 (d)	1,180,000	1,265,550
8.5% 5/15/21 (d)	9,605,000	9,845,125
UPC Holding BV 9.875% 4/15/18 (d)	1,630,000	1,841,900
		24,183,901
Building Materials - 2.1%
Building Materials Corp. of America:
6.75% 5/1/21 (d)	3,680,000	4,066,400
6.875% 8/15/18 (d)	4,490,000	4,837,975
HD Supply, Inc.:
8.125% 4/15/19 (d)	6,620,000	7,563,350
11% 4/15/20 (d)	1,365,000	1,610,700
Headwaters, Inc. 7.625% 4/1/19	5,505,000	5,835,300
Masco Corp. 5.95% 3/15/22	1,815,000	2,011,913
Texas Industries, Inc. 9.25% 8/15/20	3,935,000	4,220,288
USG Corp. 7.875% 3/30/20 (d)	970,000	1,079,125
		31,225,051
Cable TV - 4.7%
Cablevision Systems Corp.:
5.875% 9/15/22	4,415,000	4,415,000
7.75% 4/15/18	740,000	823,250
8.625% 9/15/17	1,000,000	1,167,500
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	1,980,000	1,975,050
5.25% 9/30/22	5,635,000	5,712,481
Nonconvertible Bonds - continued
	Principal Amount	Value
Cable TV - continued
CCO Holdings LLC/CCO Holdings Capital Corp.: - continued
6.5% 4/30/21	$ 10,700,000	$ 11,542,625
6.625% 1/31/22	3,080,000	3,364,900
7% 1/15/19	9,810,000	10,521,225
7.25% 10/30/17	7,685,000	8,367,044
7.875% 4/30/18	985,000	1,060,106
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (d)	3,395,000	3,522,313
CSC Holdings LLC:
6.75% 11/15/21 (d)	510,000	566,100
8.625% 2/15/19	215,000	256,925
Harron Communications LP/Harron Finance Corp. 9.125% 4/1/20 (d)	530,000	580,350
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.5% 1/15/23 (d)	1,655,000	1,692,238
7.5% 3/15/19 (d)	950,000	1,045,000
UPCB Finance III Ltd. 6.625% 7/1/20 (d)	2,710,000	2,899,700
UPCB Finance V Ltd. 7.25% 11/15/21 (d)	3,270,000	3,600,924
UPCB Finance VI Ltd. 6.875% 1/15/22 (d)	1,325,000	1,431,000
Virgin Media Finance PLC 4.875% 2/15/22	1,650,000	1,691,250
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (d)	4,820,000	4,964,600
		71,199,581
Capital Goods - 0.5%
Amsted Industries, Inc. 8.125% 3/15/18 (d)	2,890,000	3,092,300
JB Poindexter & Co., Inc. 9% 4/1/22 (d)	3,830,000	3,959,263
		7,051,563
Chemicals - 1.5%
Celanese U.S. Holdings LLC:
4.625% 11/15/22	1,605,000	1,693,275
6.625% 10/15/18	1,030,000	1,133,000
INEOS Finance PLC 8.375% 2/15/19 (d)	4,370,000	4,708,675
Kinove German Bondco GmbH 9.625% 6/15/18 (d)	2,575,000	2,813,188
LyondellBasell Industries NV:
5% 4/15/19	3,195,000	3,530,475
5.75% 4/15/24	3,530,000	4,147,750

	Principal Amount	Value
6% 11/15/21	$ 1,005,000	$ 1,185,900
Rockwood Specialties Group, Inc. 4.625% 10/15/20	2,770,000	2,873,875
		22,086,138
Consumer Products - 0.2%
NBTY, Inc. 9% 10/1/18	2,690,000	3,046,425
Containers - 2.0%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (d)	1,415,000	1,538,813
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc. 7.375% 10/15/17 (d)	335,000	364,313
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20 (d)	4,415,000	4,569,525
7.875% 8/15/19	6,625,000	7,370,313
8.5% 5/15/18 (c)	4,275,000	4,381,875
9.875% 8/15/19	3,295,000	3,525,650
Sealed Air Corp.:
6.5% 12/1/20 (d)	1,315,000	1,420,200
8.125% 9/15/19 (d)	4,270,000	4,761,050
8.375% 9/15/21 (d)	2,695,000	3,045,350
		30,977,089
Diversified Financial Services - 6.5%
Aircastle Ltd.:
6.25% 12/1/19 (d)	1,740,000	1,813,950
6.75% 4/15/17	2,030,000	2,172,100
9.75% 8/1/18	3,730,000	4,214,900
CIT Group, Inc.:
4.25% 8/15/17	3,180,000	3,274,580
4.75% 2/15/15 (d)	3,100,000	3,224,000
5% 5/15/17	3,230,000	3,423,800
5% 8/15/22	2,530,000	2,697,779
5.25% 3/15/18	4,935,000	5,280,450
5.375% 5/15/20	4,035,000	4,408,238
5.5% 2/15/19 (d)	2,505,000	2,730,450
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	6,595,000	6,834,069
8% 1/15/18	12,950,000	13,905,063
ILFC E-Capital Trust II 6.25% 12/21/65 (d)(e)	1,275,000	1,090,125
International Lease Finance Corp.:
4.875% 4/1/15	3,400,000	3,519,272
5.65% 6/1/14	1,315,000	1,368,415
5.75% 5/15/16	8,055,000	8,490,687
5.875% 4/1/19	5,485,000	5,781,185
5.875% 8/15/22	3,480,000	3,686,058
6.25% 5/15/19	2,245,000	2,390,925
8.625% 9/15/15	6,070,000	6,813,575
8.625% 1/15/22	3,855,000	4,760,925
Nonconvertible Bonds - continued
	Principal Amount	Value
Diversified Financial Services - continued
International Lease Finance Corp.: - continued
8.75% 3/15/17	$ 2,110,000	$ 2,431,775
8.875% 9/1/17	3,235,000	3,801,384
		98,113,705
Diversified Media - 1.3%
Clear Channel Worldwide Holdings, Inc.:
6.5% 11/15/22 (d)	1,205,000	1,238,138
6.5% 11/15/22 (d)	4,990,000	5,177,125
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 10/1/20 (d)	2,135,000	2,124,325
7.75% 10/15/18	3,900,000	4,338,750
Quebecor Media, Inc.:
5.75% 1/15/23 (d)	2,360,000	2,472,100
7.75% 3/15/16	2,612,000	2,677,300
7.75% 3/15/16	1,060,000	1,086,500
		19,114,238
Electric Utilities - 6.9%
Atlantic Power Corp. 9% 11/15/18	6,740,000	7,026,450
Dolphin Subsidiary II, Inc.:
6.5% 10/15/16	7,095,000	7,467,488
7.25% 10/15/21	935,000	1,000,450
GenOn Energy, Inc.:
9.5% 10/15/18	4,055,000	4,784,900
9.875% 10/15/20	1,465,000	1,692,075
InterGen NV 9% 6/30/17 (d)	5,550,000	4,967,250
IPALCO Enterprises, Inc. 5% 5/1/18	1,435,000	1,506,750
Mirant Americas Generation LLC:
8.5% 10/1/21	7,395,000	8,430,300
9.125% 5/1/31	15,020,000	16,521,967
NRG Energy, Inc. 6.625% 3/15/23 (d)	4,655,000	4,980,850
NSG Holdings II, LLC 7.75% 12/15/25 (d)	9,865,000	10,160,950
NV Energy, Inc. 6.25% 11/15/20	4,295,000	5,050,491
Otter Tail Corp. 9% 12/15/16	2,460,000	2,853,600
Puget Energy, Inc.:
5.625% 7/15/22	1,045,000	1,125,548
6.5% 12/15/20	3,975,000	4,478,672
RRI Energy, Inc. 7.625% 6/15/14	6,280,000	6,703,900
The AES Corp.:
7.375% 7/1/21	5,145,000	5,710,950
7.75% 10/15/15	3,745,000	4,203,763
8% 10/15/17	1,515,000	1,749,825
9.75% 4/15/16	3,010,000	3,596,950
		104,013,129

	Principal Amount	Value
Energy - 9.1%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	$ 2,110,000	$ 2,141,650
AmeriGas Partners LP/AmeriGas Finance Corp.:
6.25% 8/20/19	1,710,000	1,829,700
6.5% 5/20/21	642,000	696,570
Antero Resources Finance Corp.:
6% 12/1/20 (d)	2,075,000	2,100,938
7.25% 8/1/19	1,845,000	2,011,050
9.375% 12/1/17	4,215,000	4,625,963
Chesapeake Energy Corp.:
6.125% 2/15/21	9,950,000	10,323,125
6.775% 3/15/19	4,505,000	4,505,000
6.875% 11/15/20	1,250,000	1,354,688
Chesapeake Midstream Partners LP/CHKM Finance Corp.:
5.875% 4/15/21	615,000	653,438
6.125% 7/15/22	1,745,000	1,873,694
Chesapeake Oilfield Operating LLC 6.625% 11/15/19 (d)	1,680,000	1,583,400
Crestwood Midstream Partners LP/Finance Corp. 7.75% 4/1/19	2,315,000	2,401,813
Denbury Resources, Inc. 6.375% 8/15/21	2,550,000	2,792,250
Energy Transfer Equity LP 7.5% 10/15/20	2,930,000	3,384,150
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22	1,035,000	1,099,688
Everest Acquisition LLC/Everest Acquisition Finance, Inc.:
6.875% 5/1/19	1,655,000	1,795,675
9.375% 5/1/20	4,725,000	5,327,438
Expro Finance Luxembourg SCA 8.5% 12/15/16 (d)	2,812,000	2,938,540
Exterran Holdings, Inc. 7.25% 12/1/18	7,855,000	8,297,237
Forbes Energy Services Ltd. 9% 6/15/19	4,680,000	4,165,200
Forest Oil Corp. 7.5% 9/15/20 (d)	4,155,000	4,362,750
Frontier Oil Corp. 6.875% 11/15/18	1,245,000	1,338,375
Hornbeck Offshore Services, Inc.:
5.875% 4/1/20	1,400,000	1,463,000
8% 9/1/17	215,000	230,588
Kinder Morgan Finance Co. LLC 6% 1/15/18 (d)	6,445,000	7,073,388
LINN Energy LLC/LINN Energy Finance Corp.:
6.25% 11/1/19 (d)	2,500,000	2,512,500
6.5% 5/15/19	2,895,000	2,945,663
7.75% 2/1/21	2,390,000	2,545,350
8.625% 4/15/20	3,055,000	3,329,950
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20 (d)	$ 1,855,000	$ 1,919,925
Oil States International, Inc.:
5.125% 1/15/23 (d)	1,100,000	1,115,125
6.5% 6/1/19	4,695,000	5,000,175
Pan American Energy LLC 7.875% 5/7/21 (d)	2,345,000	2,040,150
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20 (d)	4,340,000	4,708,900
Petroleum Geo-Services ASA 7.375% 12/15/18 (d)	3,225,000	3,483,000
Plains Exploration & Production Co. 6.125% 6/15/19	3,190,000	3,477,100
Precision Drilling Corp.:
6.5% 12/15/21	290,000	308,850
6.625% 11/15/20	2,505,000	2,692,875
Samson Investment Co. 9.75% 2/15/20 (d)	5,105,000	5,398,538
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.5% 10/1/18	2,664,000	2,870,460
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25% 5/1/23 (d)	2,515,000	2,596,738
6.375% 8/1/22 (d)	800,000	872,000
6.875% 2/1/21	2,840,000	3,109,800
7.875% 10/15/18	2,660,000	2,912,700
Tesoro Corp.:
4.25% 10/1/17	920,000	952,200
5.375% 10/1/22	1,035,000	1,102,275
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.875% 10/1/20 (d)	315,000	329,175
WPX Energy, Inc. 6% 1/15/22	1,625,000	1,755,000
		138,347,757
Environmental - 0.8%
ADS Waste Holdings, Inc. 8.25% 10/1/20 (d)	2,720,000	2,862,800
Clean Harbors, Inc.:
5.125% 6/1/21 (d)	910,000	941,850
5.25% 8/1/20	1,000,000	1,042,500
Covanta Holding Corp. 7.25% 12/1/20	6,860,000	7,558,327
		12,405,477
Food & Drug Retail - 1.8%
Rite Aid Corp.:
9.25% 3/15/20	12,235,000	12,969,100
9.5% 6/15/17	14,440,000	15,089,800
		28,058,900

	Principal Amount	Value
Food/Beverage/Tobacco - 0.9%
JBS USA LLC/JBS USA Finance, Inc. 8.25% 2/1/20 (d)	$ 7,945,000	$ 8,401,838
Post Holdings, Inc. 7.375% 2/15/22 (d)	4,845,000	5,305,275
		13,707,113
Gaming - 3.3%
Ameristar Casinos, Inc. 7.5% 4/15/21	6,135,000	6,625,800
MGM Mirage, Inc.:
6.625% 7/15/15	6,430,000	6,896,175
6.625% 12/15/21	2,985,000	2,985,000
6.75% 10/1/20 (d)	4,415,000	4,503,300
7.5% 6/1/16	2,600,000	2,801,500
7.625% 1/15/17	10,930,000	11,695,100
8.625% 2/1/19 (d)	2,760,000	3,063,600
10% 11/1/16	3,185,000	3,702,563
11.375% 3/1/18	2,360,000	2,867,400
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.375% 3/15/22	2,995,000	3,182,188
7.75% 8/15/20	1,535,000	1,749,900
		50,072,526
Healthcare - 4.3%
CDRT Holding Corp. 9.25% 10/1/17 pay-in-kind (d)	3,940,000	4,038,500
DaVita, Inc. 5.75% 8/15/22	6,340,000	6,680,775
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	1,350,000	1,299,375
8.75% 3/15/18 (d)	165,000	183,150
9.875% 4/15/18 (d)	705,000	733,200
Emergency Medical Services Corp. 8.125% 6/1/19	5,100,000	5,600,438
Fresenius Medical Care US Finance II, Inc. 5.625% 7/31/19 (d)	4,660,000	4,962,900
HealthSouth Corp.:
5.75% 11/1/24	2,320,000	2,354,800
7.25% 10/1/18	4,008,000	4,348,680
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21	2,595,000	2,815,575
Mylan, Inc. 6% 11/15/18 (d)	690,000	762,066
Omega Healthcare Investors, Inc. 6.75% 10/15/22	4,540,000	4,925,900
Rural/Metro Corp. 10.125% 7/15/19 (d)	1,055,000	996,975
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	6,590,000	7,001,875
Valeant Pharmaceuticals International:
6.375% 10/15/20 (d)	2,280,000	2,445,300
6.5% 7/15/16 (d)	5,325,000	5,597,906
6.875% 12/1/18 (d)	4,655,000	5,015,763
Nonconvertible Bonds - continued
	Principal Amount	Value
Healthcare - continued
VPI Escrow Corp. 6.375% 10/15/20 (d)	$ 3,425,000	$ 3,643,173
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (d)	2,345,000	2,268,788
		65,675,139
Homebuilders/Real Estate - 3.3%
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (d)	780,000	801,450
CB Richard Ellis Services, Inc. 6.625% 10/15/20	2,370,000	2,586,381
D.R. Horton, Inc.:
4.375% 9/15/22	1,675,000	1,708,500
4.75% 5/15/17	1,315,000	1,397,188
KB Home:
7.25% 6/15/18	5,145,000	5,620,913
7.5% 9/15/22	2,255,000	2,463,588
Lennar Corp.:
4.75% 12/15/17 (d)	5,000,000	5,175,000
4.75% 11/15/22 (d)	2,990,000	2,941,413
5.6% 5/31/15	545,000	580,425
6.95% 6/1/18	2,515,000	2,810,513
12.25% 6/1/17	1,600,000	2,144,000
Standard Pacific Corp.:
8.375% 5/15/18	11,850,000	13,746,000
8.375% 1/15/21	4,240,000	4,950,200
10.75% 9/15/16	2,405,000	2,988,213
		49,913,784
Hotels - 0.4%
Host Hotels & Resorts LP:
4.75% 3/1/23	1,490,000	1,583,125
5.875% 6/15/19	2,165,000	2,365,263
9% 5/15/17	2,195,000	2,348,650
		6,297,038
Insurance - 0.2%
Onex USI Aquisition Corp. 7.75% 1/15/21 (d)	2,995,000	2,950,075
Leisure - 1.2%
Equinox Holdings, Inc. 9.5% 2/1/16 (d)	3,570,000	3,766,350
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17	3,920,000	4,459,000
Royal Caribbean Cruises Ltd.:
5.25% 11/15/22	3,560,000	3,764,700
7.25% 3/15/18	1,815,000	2,050,950
7.5% 10/15/27	595,000	672,350
yankee 7.25% 6/15/16	2,445,000	2,762,850
		17,476,200

	Principal Amount	Value
Metals/Mining - 1.7%
Boart Longyear Management Pty Ltd. 7% 4/1/21 (d)	$ 1,790,000	$ 1,816,850
CONSOL Energy, Inc. 8% 4/1/17	4,330,000	4,730,525
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (d)	3,145,000	3,255,075
7% 11/1/15 (d)	12,635,000	13,266,750
Peabody Energy Corp. 6.25% 11/15/21	2,270,000	2,423,225
		25,492,425
Paper - 0.2%
Sappi Papier Holding GmbH 7.75% 7/15/17 (d)	3,205,000	3,493,450
Restaurants - 0.3%
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc. 10.5% 1/15/20	4,035,000	4,680,600
Services - 3.5%
Alliance Data Systems Corp. 5.25% 12/1/17 (d)	4,695,000	4,765,425
APX Group, Inc.:
6.375% 12/1/19 (d)	4,465,000	4,431,513
8.75% 12/1/20 (d)	2,265,000	2,235,102
ARAMARK Corp.:
3.8128% 2/1/15 (e)	7,820,000	7,790,675
8.5% 2/1/15	4,830,000	4,842,075
ARAMARK Holdings Corp. 8.625% 5/1/16 pay-in-kind (d)(e)	5,580,000	5,705,550
FTI Consulting, Inc.:
6% 11/15/22 (d)	1,860,000	1,929,750
6.75% 10/1/20	3,100,000	3,317,000
Hertz Corp.:
6.75% 4/15/19	2,660,000	2,902,725
6.75% 4/15/19 (d)	2,850,000	3,110,063
7.5% 10/15/18	7,205,000	7,961,525
TransUnion Holding Co., Inc. 8.125% 6/15/18 pay-in-kind (d)	4,340,000	4,481,050
		53,472,453
Shipping - 0.2%
Navios Maritime Holdings, Inc. 8.875% 11/1/17	3,185,000	3,169,075
Steel - 1.8%
Essar Steel Algoma, Inc. 9.375% 3/15/15 (d)	3,350,000	3,031,750
JMC Steel Group, Inc. 8.25% 3/15/18 (d)	3,970,000	4,148,650
Severstal Columbus LLC 10.25% 2/15/18	8,610,000	9,040,500
Nonconvertible Bonds - continued
	Principal Amount	Value
Steel - continued
Steel Dynamics, Inc.:
6.125% 8/15/19 (d)	$ 5,905,000	$ 6,259,300
7.625% 3/15/20	3,930,000	4,352,475
		26,832,675
Super Retail - 1.3%
Claire's Stores, Inc. 9% 3/15/19 (d)	3,535,000	3,773,613
J. Crew Group, Inc. 8.125% 3/1/19	7,465,000	7,894,238
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (d)	7,585,000	8,419,350
		20,087,201
Technology - 2.9%
First Data Corp.:
6.75% 11/1/20 (d)	3,280,000	3,312,800
7.375% 6/15/19 (d)	1,910,000	1,976,850
GrafTech International Ltd. 6.375% 11/15/20 (d)	1,340,000	1,386,900
IAC/InterActiveCorp 4.75% 12/15/22 (d)	1,845,000	1,851,827
NCR Corp. 4.625% 2/15/21 (d)	3,550,000	3,550,000
Nuance Communications, Inc. 5.375% 8/15/20 (d)	5,695,000	5,951,275
Sanmina-SCI Corp. 7% 5/15/19 (d)	9,305,000	9,467,838
Spansion LLC 7.875% 11/15/17	5,850,000	5,908,500
SunGard Data Systems, Inc. 7.375% 11/15/18	595,000	636,650
Viasystems, Inc. 7.875% 5/1/19 (d)	4,600,000	4,508,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19 (d)	2,995,000	3,174,700
13.375% 10/15/19 (d)	1,605,000	1,697,288
		43,422,628
Telecommunications - 7.9%
Altice Financing SA 7.875% 12/15/19 (d)	685,000	724,388
Altice Finco SA 9.875% 12/15/20 (d)	735,000	791,963
Crown Castle International Corp. 5.25% 1/15/23 (d)	5,520,000	5,906,400
Digicel Group Ltd.:
7% 2/15/20 (d)	295,000	315,650
8.25% 9/1/17 (d)	5,395,000	5,732,188
8.25% 9/30/20 (d)	7,340,000	8,074,000
Intelsat Jackson Holdings SA:
6.625% 12/15/22 (d)	3,230,000	3,334,975
7.25% 10/15/20 (d)	2,900,000	3,146,500
7.5% 4/1/21	3,050,000	3,355,000

	Principal Amount	Value
Intelsat Luxembourg SA:
11.25% 2/4/17	$ 12,970,000	$ 13,715,775
11.5% 2/4/17 pay-in-kind (e)	14,761,864	15,684,481
SBA Communications Corp. 5.625% 10/1/19 (d)	2,265,000	2,378,250
Sprint Capital Corp. 6.875% 11/15/28	1,490,000	1,549,600
Sprint Nextel Corp.:
6% 12/1/16	10,710,000	11,647,125
6% 11/15/22	5,950,000	6,083,875
7% 8/15/20	12,790,000	13,973,075
9% 11/15/18 (d)	1,505,000	1,858,675
Telesat Canada/Telesat LLC 6% 5/15/17 (d)	5,590,000	5,869,500
TW Telecom Holdings, Inc. 5.375% 10/1/22 (d)	2,700,000	2,841,750
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (d)(e)	2,945,000	2,837,548
Zayo Group LLC/Zayo Capital, Inc.:
8.125% 1/1/20	5,975,000	6,684,531
10.125% 7/1/20	2,555,000	2,912,700
		119,417,949
Textiles & Apparel - 0.1%
Hanesbrands, Inc. 6.375% 12/15/20	1,535,000	1,680,825
TOTAL NONCONVERTIBLE BONDS (Cost $1,162,173,950)		1,242,830,846
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.125% 4/25/21 (e) (Cost $0)	20,648	14,454
Common Stocks - 0.1%
	Shares
Telecommunications - 0.1%
CUI Acquisition Corp. Class E (a)(d)	1	873,375
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (a)(f)	48,889	347,112
TOTAL COMMON STOCKS (Cost $3,248,508)		1,220,487
Preferred Stocks - 0.6%
	Shares	Value
Convertible Preferred Stocks - 0.3%
Automotive - 0.3%
General Motors Co. 4.75%	111,200	$ 4,907,256
Nonconvertible Preferred Stocks - 0.3%
Banks & Thrifts - 0.3%
Goldman Sachs Group, Inc. 5.95% (a)	172,538	4,309,999
TOTAL PREFERRED STOCKS (Cost $9,649,676)		9,217,255
Floating Rate Loans - 7.4%
	Principal Amount
Air Transportation - 1.6%
Delta Air Lines, Inc.:
Tranche B 1LN, term loan 5.25% 10/18/18 (e)	$ 4,995,000	5,038,706
Tranche B 2LN, term loan 4.25% 4/18/16 (e)	1,250,000	1,251,563
Tranche B, term loan 5.5% 4/20/17 (e)	7,234,825	7,316,217
US Airways Group, Inc. term loan 2.7117% 3/23/14 (e)	11,031,187	10,893,298
		24,499,784
Automotive - 0.9%
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (e)	8,717,102	8,891,444
Federal-Mogul Corp.:
Tranche B, term loan 2.1475% 12/27/14 (e)	3,570,732	3,267,220
Tranche C, term loan 2.1475% 12/27/15 (e)	2,402,812	2,198,573
		14,357,237
Broadcasting - 0.3%
Univision Communications, Inc. term loan 4.4617% 3/31/17 (e)	5,373,950	5,239,601
Cable TV - 0.4%
Harron Communications LP Tranche B, term loan 5% 10/6/17 (e)	2,720,638	2,751,245
UPC Broadband Holding BV Tranche AF, term loan 4% 1/31/21 (e)	2,890,000	2,890,000
		5,641,245
Diversified Financial Services - 0.2%
Flying Fortress, Inc. Tranche 3, term loan 5% 6/30/17 (e)	2,310,000	2,321,550
Energy - 0.5%
Chesapeake Energy Corp. Tranche B, term loan 5.75% 12/2/17 (e)	4,710,000	4,716,123

	Principal Amount	Value
Crestwood Holdings Partners LLC Tranche B, term loan 9.75% 3/26/18 (e)	$ 1,734,885	$ 1,769,583
Samson Investment Co. Tranche 2LN, term loan 6% 9/25/18 (e)	395,000	398,476
		6,884,182
Environmental - 0.1%
ADS Waste Holdings, Inc. Tranche B, term loan 5.25% 10/9/19 (e)	795,000	802,950
Food & Drug Retail - 0.4%
GNC Corp. Tranche B, term loan 3.75% 3/2/18 (e)	5,342,569	5,355,926
Gaming - 0.1%
MGM Mirage, Inc. Tranche B, term loan 4.25% 12/10/19 (e)	800,000	807,040
Healthcare - 0.3%
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (e)	2,652,560	2,669,138
Valeant Pharmaceuticals International Tranche B, term loan:
4.25% 2/13/19 (e)	520,000	520,000
4.25% 9/16/19 (e)	1,360,000	1,370,200
		4,559,338
Insurance - 0.7%
Asurion Corp.:
Tranche 1LN, term loan 5.5% 5/24/18 (e)	4,035,227	4,085,668
Tranche 2LN, term loan 9% 5/24/19 (e)	2,389,809	2,443,580
Tranche B-1 1LN, term loan 4.75% 7/23/17 (e)	1,370,781	1,377,635
Lonestar Intermediate Super Holdings LLC term loan 11% 9/2/19 (e)	2,760,000	2,925,600
		10,832,483
Leisure - 0.3%
Equinox Holdings, Inc.:
Tranche 2LN, term loan 5/16/20	1,600,000	1,600,000
Tranche B 1LN, term loan 11/16/19	2,985,000	3,007,388
		4,607,388
Metals/Mining - 0.2%
Fortescue Metals Group Ltd. Tranche B, term loan 5.25% 10/18/17 (e)	3,456,338	3,482,260
Publishing/Printing - 0.1%
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (e)	1,825,000	1,825,000
Services - 0.0%
ARAMARK Corp. Tranche C, term loan 3.5662% 7/26/16 (e)	235,000	236,763
Floating Rate Loans - continued
	Principal Amount	Value
Steel - 0.2%
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (e)	$ 3,018,276	$ 3,048,459
Super Retail - 0.2%
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (e)	3,335,000	3,335,000
Technology - 0.5%
First Data Corp. term loan 4.2107% 3/24/18 (e)	4,000,000	3,800,000
GoDaddy.com, Inc. Tranche B 1LN, term loan 5.5% 12/16/18 (e)	4,232,798	4,248,671
		8,048,671
Telecommunications - 0.4%
Intelsat Jackson Holdings SA:
term loan 3.21% 2/1/14 (e)	830,000	828,963
Tranche B, term loan 4.5% 4/2/18 (e)	1,705,000	1,720,004
RP Crown Parent, LLC Tranche 1LN, term loan 6.75% 12/7/18 (e)	3,455,000	3,446,363
		5,995,330
TOTAL FLOATING RATE LOANS (Cost $109,304,887)		111,880,207
Money Market Funds - 8.7%
Shares
Fidelity Cash Central Fund, 0.18% (b) (Cost $131,369,035)	131,369,035	131,369,035
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $1,415,746,056)	1,496,532,284
NET OTHER ASSETS (LIABILITIES) - 1.1%	16,723,802
NET ASSETS - 100%	$ 1,513,256,086
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $421,409,231 or 27.8% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $347,112 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 159,217
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,254,368	$ 4,907,256	$ -	$ 347,112
Financials	4,309,999	4,309,999	-	-
Telecommunication Services	873,375	-	-	873,375
Corporate Bonds	1,242,830,846	-	1,242,830,846	-
Commercial Mortgage Securities	14,454	-	-	14,454
Floating Rate Loans	111,880,207	-	111,880,207	-
Money Market Funds	131,369,035	131,369,035	-	-
Total Investments in Securities:	$ 1,496,532,284	$ 140,586,290	$ 1,354,711,053	$ 1,234,941
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.2%
Luxembourg	3.2%
Canada	2.0%
Bermuda	1.5%
Australia	1.4%
Netherlands	1.0%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,284,377,021)	$ 1,365,163,249
Fidelity Central Funds (cost $131,369,035)	131,369,035
Total Investments (cost $1,415,746,056)		$ 1,496,532,284
Cash		45,167
Receivable for investments sold		6,945,633
Receivable for fund shares sold		1,069,857
Interest receivable		21,973,517
Distributions receivable from Fidelity Central Funds		16,964
Prepaid expenses		4,235
Other receivables		23
Total assets		1,526,587,680

Liabilities
Payable for investments purchased	$ 10,145,539
Payable for fund shares redeemed	2,165,484
Accrued management fee	707,497
Distribution and service plan fees payable	71,088
Other affiliated payables	165,354
Other payables and accrued expenses	76,632
Total liabilities		13,331,594

Net Assets		$ 1,513,256,086
Net Assets consist of:
Paid in capital		$ 1,531,601,671
Undistributed net investment income		6,819,718
Accumulated undistributed net realized gain (loss) on investments		(105,951,531)
Net unrealized appreciation (depreciation) on investments		80,786,228
Net Assets		$ 1,513,256,086

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($606,505,986 ÷ 104,417,135 shares)	$ 5.81

Service Class: Net Asset Value, offering price and redemption price per share ($77,396,813 ÷ 13,398,286 shares)	$ 5.78

Service Class 2: Net Asset Value, offering price and redemption price per share ($281,065,286 ÷ 49,688,487 shares)	$ 5.66

Initial Class R: Net Asset Value, offering price and redemption price per share ($35,604,516 ÷ 6,153,476 shares)	$ 5.79

Service Class R: Net Asset Value, offering price and redemption price per share ($69,892,526 ÷ 12,164,441 shares)	$ 5.75

Service Class 2R: Net Asset Value, offering price and redemption price per share ($4,019,360 ÷ 711,026 shares)	$ 5.65

Investor Class: Net Asset Value, offering price and redemption price per share ($438,771,599 ÷ 75,798,800 shares)	$ 5.79

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 448,517
Interest		95,241,280
Income from Fidelity Central Funds		159,217
Total income		95,849,014

Expenses
Management fee	$ 7,824,108
Transfer agent fees	1,133,006
Distribution and service plan fees	768,843
Accounting fees and expenses	473,635
Custodian fees and expenses	23,764
Independent trustees' compensation	9,286
Audit	78,095
Legal	22,033
Interest	153
Miscellaneous	12,304
Total expenses before reductions	10,345,227
Expense reductions	(653)	10,344,574
Net investment income (loss)		85,504,440
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		13,064,180
Change in net unrealized appreciation (depreciation) on investment securities		80,611,074
Net gain (loss)		93,675,254
Net increase (decrease) in net assets resulting from operations		$ 179,179,694

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 85,504,440	$ 82,841,870
Net realized gain (loss)	13,064,180	30,894,343
Change in net unrealized appreciation (depreciation)	80,611,074	(67,492,572)
Net increase (decrease) in net assets resulting from operations	179,179,694	46,243,641
Distributions to shareholders from net investment income	(84,934,228)	(84,003,585)
Share transactions - net increase (decrease)	164,623,275	65,821,196
Redemption fees	64,369	88,182
Total increase (decrease) in net assets	258,933,110	28,149,434

Net Assets
Beginning of period	1,254,322,976	1,226,173,542
End of period (including undistributed net investment income of $6,819,718 and undistributed net investment income of $6,423,570, respectively)	$ 1,513,256,086	$ 1,254,322,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 5.39	$ 5.57	$ 5.29	$ 3.96	$ 5.98
Income from Investment Operations
Net investment income (loss) C	.361	.391	.439	.438	.475
Net realized and unrealized gain (loss)	.405	(.171)	.288	1.298	(1.990)
Total from investment operations	.766	.220	.727	1.736	(1.515)
Distributions from net investment income	(.346)	(.400)	(.448)	(.406)	(.506)
Redemption fees added to paid in capital C	- G	- G	.001	- G	.001
Net asset value, end of period	$ 5.81	$ 5.39	$ 5.57	$ 5.29	$ 3.96
Total Return A, B	14.23%	4.03%	13.82%	43.96%	(24.98)%
Ratios to Average Net Assets D, F
Expenses before reductions	.68%	.69%	.69%	.70%	.71%
Expenses net of fee waivers, if any	.68%	.69%	.69%	.70%	.71%
Expenses net of all reductions	.68%	.69%	.69%	.70%	.70%
Net investment income (loss)	6.22%	6.85%	7.84%	9.02%	8.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 606,506	$ 561,514	$ 594,688	$ 608,802	$ 451,824
Portfolio turnover rate E	55%	79%	81%	70%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 5.36	$ 5.54	$ 5.26	$ 3.95	$ 5.95
Income from Investment Operations
Net investment income (loss) C	.353	.384	.431	.429	.469
Net realized and unrealized gain (loss)	.407	(.171)	.290	1.281	(1.971)
Total from investment operations	.760	.213	.721	1.710	(1.502)
Distributions from net investment income	(.340)	(.393)	(.442)	(.400)	(.499)
Redemption fees added to paid in capital C	- G	- G	.001	- G	.001
Net asset value, end of period	$ 5.78	$ 5.36	$ 5.54	$ 5.26	$ 3.95
Total Return A, B	14.20%	3.93%	13.79%	43.41%	(24.87)%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.79%	.79%	.80%	.80%
Expenses net of fee waivers, if any	.78%	.79%	.78%	.80%	.80%
Expenses net of all reductions	.78%	.79%	.78%	.80%	.80%
Net investment income (loss)	6.13%	6.75%	7.74%	8.92%	8.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 77,397	$ 91,573	$ 98,988	$ 103,511	$ 95,461
Portfolio turnover rate E	55%	79%	81%	70%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 5.26	$ 5.45	$ 5.18	$ 3.89	$ 5.88
Income from Investment Operations
Net investment income (loss) C	.338	.368	.417	.422	.450
Net realized and unrealized gain (loss)	.396	(.170)	.287	1.264	(1.949)
Total from investment operations	.734	.198	.704	1.686	(1.499)
Distributions from net investment income	(.334)	(.388)	(.435)	(.396)	(.492)
Redemption fees added to paid in capital C	- G	- G	.001	- G	.001
Net asset value, end of period	$ 5.66	$ 5.26	$ 5.45	$ 5.18	$ 3.89
Total Return A, B	13.97%	3.72%	13.67%	43.46%	(25.14)%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.94%	.94%	.95%	.96%
Expenses net of fee waivers, if any	.93%	.94%	.94%	.95%	.96%
Expenses net of all reductions	.93%	.94%	.94%	.95%	.96%
Net investment income (loss)	5.98%	6.60%	7.59%	8.77%	8.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 281,065	$ 220,333	$ 182,465	$ 181,377	$ 87,077
Portfolio turnover rate E	55%	79%	81%	70%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 5.37	$ 5.55	$ 5.27	$ 3.95	$ 5.96
Income from Investment Operations
Net investment income (loss) C	.360	.391	.439	.440	.471
Net realized and unrealized gain (loss)	.407	(.171)	.288	1.286	(1.975)
Total from investment operations	.767	.220	.727	1.726	(1.504)
Distributions from net investment income	(.347)	(.400)	(.448)	(.406)	(.507)
Redemption fees added to paid in capital C	- G	- G	.001	- G	.001
Net asset value, end of period	$ 5.79	$ 5.37	$ 5.55	$ 5.27	$ 3.95
Total Return A, B	14.30%	4.05%	13.88%	43.82%	(24.88)%
Ratios to Average Net Assets D, F
Expenses before reductions	.68%	.68%	.69%	.70%	.70%
Expenses net of fee waivers, if any	.68%	.68%	.68%	.70%	.70%
Expenses net of all reductions	.68%	.68%	.68%	.69%	.70%
Net investment income (loss)	6.23%	6.85%	7.84%	9.02%	8.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,605	$ 31,627	$ 34,946	$ 34,080	$ 19,801
Portfolio turnover rate E	55%	79%	81%	70%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 5.34	$ 5.52	$ 5.25	$ 3.94	$ 5.93
Income from Investment Operations
Net investment income (loss) C	.352	.383	.433	.431	.467
Net realized and unrealized gain (loss)	.400	(.167)	.280	1.280	(1.959)
Total from investment operations	.752	.216	.713	1.711	(1.492)
Distributions from net investment income	(.342)	(.396)	(.444)	(.401)	(.499)
Redemption fees added to paid in capital C	- G	- G	.001	- G	.001
Net asset value, end of period	$ 5.75	$ 5.34	$ 5.52	$ 5.25	$ 3.94
Total Return A, B	14.10%	3.99%	13.66%	43.56%	(24.79)%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.78%	.79%	.80%	.80%
Expenses net of fee waivers, if any	.78%	.78%	.78%	.80%	.80%
Expenses net of all reductions	.78%	.78%	.78%	.80%	.80%
Net investment income (loss)	6.13%	6.75%	7.74%	8.92%	8.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,893	$ 63,557	$ 68,806	$ 47,873	$ 26,572
Portfolio turnover rate E	55%	79%	81%	70%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 5.26	$ 5.45	$ 5.17	$ 3.89	$ 5.87
Income from Investment Operations
Net investment income (loss) C	.340	.369	.415	.416	.451
Net realized and unrealized gain (loss)	.390	(.175)	.293	1.257	(1.940)
Total from investment operations	.730	.194	.708	1.673	(1.489)
Distributions from net investment income	(.340)	(.384)	(.429)	(.393)	(.492)
Redemption fees added to paid in capital C	- G	- G	.001	- G	.001
Net asset value, end of period	$ 5.65	$ 5.26	$ 5.45	$ 5.17	$ 3.89
Total Return A, B	13.90%	3.64%	13.79%	43.13%	(24.99)%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.93%	.94%	.95%	.95%
Expenses net of fee waivers, if any	.93%	.93%	.93%	.95%	.95%
Expenses net of all reductions	.93%	.93%	.93%	.94%	.95%
Net investment income (loss)	5.98%	6.60%	7.59%	8.77%	8.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,019	$ 1,350	$ 1,543	$ 2,016	$ 1,487
Portfolio turnover rate E	55%	79%	81%	70%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 5.37	$ 5.56	$ 5.27	$ 3.96	$ 5.96
Income from Investment Operations
Net investment income (loss) C	.358	.388	.437	.441	.473
Net realized and unrealized gain (loss)	.407	(.180)	.298	1.274	(1.971)
Total from investment operations	.765	.208	.735	1.715	(1.498)
Distributions from net investment income	(.345)	(.398)	(.446)	(.405)	(.503)
Redemption fees added to paid in capital C	- G	- G	.001	- G	.001
Net asset value, end of period	$ 5.79	$ 5.37	$ 5.56	$ 5.27	$ 3.96
Total Return A, B	14.26%	3.82%	14.04%	43.43%	(24.76)%
Ratios to Average Net Assets D, F
Expenses before reductions	.71%	.72%	.73%	.73%	.74%
Expenses net of fee waivers, if any	.71%	.72%	.72%	.73%	.74%
Expenses net of all reductions	.71%	.72%	.72%	.73%	.74%
Net investment income (loss)	6.20%	6.82%	7.81%	8.99%	8.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 438,772	$ 284,370	$ 244,738	$ 182,806	$ 90,312
Portfolio turnover rate E	55%	79%	81%	70%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. For commercial mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 91,423,248
Gross unrealized depreciation	(5,047,573)
Net unrealized appreciation (depreciation) on securities and other investments	$ 86,375,675

Tax Cost	$ 1,410,156,609

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,124,064
Capital loss carryforward	$ (105,844,902)
Net unrealized appreciation (depreciation)	$ 86,375,675

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (26,397,633)
2017	(79,447,269)
Total capital loss carryforward	$ (105,844,902)

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 84,934,228	$ 84,003,585

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2 R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $824,377,803 and $709,377,458, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 81,509
Service Class 2	619,306
Service Class R	62,443
Service Class 2 R	5,585
$ 768,843

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 441,336
Service Class	58,827
Service Class 2	178,876
Initial Class R	23,634
Service Class R	43,659
Service Class 2R	1,565
Investor Class	385,109
$ 1,133,006

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,556,000.42%		$ 153

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,608 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $23 for the period. In addition through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $630.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 34,341,731	$ 38,834,457
Service Class	4,352,958	5,348,721
Service Class 2	15,615,687	14,701,408
Initial Class R	2,033,316	2,203,822
Service Class R	3,948,919	4,443,415
Service Class 2R	215,852	92,376
Investor Class	24,425,765	18,379,386
Total	$ 84,934,228	$ 84,003,585

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	13,853,360	14,954,963	$ 80,405,792	$ 85,548,272
Reinvestment of distributions	5,923,006	7,279,400	34,341,731	38,834,457
Shares redeemed	(19,521,567)	(24,811,221)	(112,985,217)	(141,718,667)
Net increase (decrease)	254,799	(2,576,858)	$ 1,762,306	$ (17,335,938)
Service Class
Shares sold	1,525,261	4,391,885	$ 8,621,959	$ 23,974,978
Reinvestment of distributions	754,748	1,008,126	4,352,958	5,348,721
Shares redeemed	(5,957,709)	(6,182,000)	(33,943,822)	(35,059,439)
Net increase (decrease)	(3,677,700)	(781,989)	$ (20,968,905)	$ (5,735,740)
Service Class 2
Shares sold	25,700,556	35,272,315	$ 145,593,661	$ 197,650,737
Reinvestment of distributions	2,764,623	2,824,984	15,615,687	14,701,408
Shares redeemed	(20,664,331)	(29,704,714)	(115,959,882)	(165,911,073)
Net increase (decrease)	7,800,848	8,392,585	$ 45,249,466	$ 46,441,072
Initial Class R
Shares sold	2,462,639	2,974,865	$ 14,321,536	$ 17,006,544
Reinvestment of distributions	351,902	414,639	2,033,316	2,203,822
Shares redeemed	(2,548,693)	(3,795,258)	(14,732,861)	(21,688,955)
Net increase (decrease)	265,848	(405,754)	$ 1,621,991	$ (2,478,589)
Service Class R
Shares sold	8,023,964	8,003,006	$ 46,504,431	$ 45,643,141
Reinvestment of distributions	688,191	840,752	3,948,919	4,443,415
Shares redeemed	(8,456,038)	(9,397,413)	(47,748,690)	(53,628,031)
Net increase (decrease)	256,117	(553,655)	$ 2,704,660	$ (3,541,475)
Service Class 2R
Shares sold	580,649	77,098	$ 3,315,329	$ 432,475
Reinvestment of distributions	38,276	17,746	215,852	92,376
Shares redeemed	(164,440)	(121,577)	(925,854)	(682,497)
Net increase (decrease)	454,485	(26,733)	$ 2,605,327	$ (157,646)
Investor Class
Shares sold	28,186,563	35,223,887	$ 162,161,430	$ 199,792,708
Reinvestment of distributions	4,226,954	3,458,337	24,425,765	18,379,386
Shares redeemed	(9,530,114)	(29,823,638)	(54,938,765)	(169,542,582)
Net increase (decrease)	22,883,403	8,858,586	$ 131,648,430	$ 48,629,512

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 38% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of 17% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, agent banks, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP High Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the second quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR the fact that the fund underperformed its benchmark for each period measured. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor performance of the fund in the coming year and discuss with FMR if other actions to address performance are appropriate.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 24% means that 76% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP High Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class, Service Class, and Service Class R ranked below its competitive median for 2011 and the total expense ratio of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPHI-ANN-0213
1.540029.115

Fidelity® Variable Insurance Products:

Overseas Portfolio - Class R

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP Overseas Portfolio - Initial Class R	20.71%	-4.27%	8.01%
VIP Overseas Portfolio - Service Class R	20.58%	-4.35%	7.91%
VIP Overseas Portfolio - Service Class 2R	20.36%	-4.50%	7.74%
VIP Overseas Portfolio - Investor Class R A	20.54%	-4.36%	7.93%

A The initial offering of Investor Class R shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class R's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class R on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period. The initial offering of Initial Class R took place on April 24, 2002. See above for additional information regarding the performance of Initial Class R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio: For the year, the fund's share classes easily outpaced the 17.48% gain of the MSCI® EAFE® Index. (For specific portfolio results, please refer to the performance section of this report.) Stock selection drove overall performance, with choices in health care adding the most value, most notably Denmark-based pharmaceuticals firm Novo Nordisk, which gained from its strong position as a global leader in diabetes care. Picks in information technology helped, especially leading Chinese Internet firm Tencent Holdings. Meaningful stakes in Ireland's Paddy Power and U.K.-based William Hill, two international betting and gaming companies, also were winners. Conversely, picks in retailing dealt the biggest blow, including Japan-based e-commerce websites Rakuten and Start Today. A mild winter and high sheepskin costs pounded shares of Deckers Outdoor, the U.S.-based maker of the UGG® Australia line of footwear. An underweighting in the rebounding financials sector also detracted, but this positioning was solely the byproduct of individual stock selection. Many of the stocks I've mentioned were not in the index, and I sold Start Today from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.85%
Actual		$ 1,000.00	$ 1,131.80	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.86	$ 4.32
Service Class	.95%
Actual		$ 1,000.00	$ 1,130.50	$ 5.09
HypotheticalA		$ 1,000.00	$ 1,020.36	$ 4.82
Service Class 2	1.10%
Actual		$ 1,000.00	$ 1,130.20	$ 5.89
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.58
Initial Class R	.85%
Actual		$ 1,000.00	$ 1,131.40	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.86	$ 4.32
Service Class R	.94%
Actual		$ 1,000.00	$ 1,131.50	$ 5.04
HypotheticalA		$ 1,000.00	$ 1,020.41	$ 4.77
Service Class 2R	1.09%
Actual		$ 1,000.00	$ 1,130.20	$ 5.84
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.53
Investor Class R	.93%
Actual		$ 1,000.00	$ 1,130.60	$ 4.98
HypotheticalA		$ 1,000.00	$ 1,020.46	$ 4.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2012
United Kingdom	23.4%
Japan	13.1%
France	12.9%
Switzerland	9.0%
Germany	7.9%
United States of America	6.1%
Australia	3.7%
Cayman Islands	2.9%
Ireland	2.6%
Other	18.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2012
United Kingdom	21.4%
Japan	15.9%
France	12.2%
Switzerland	8.7%
Germany	8.4%
United States of America	7.4%
Cayman Islands	4.4%
Denmark	2.9%
Ireland	2.7%
Other	16.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	97.6
Short-Term Investments and Net Other Assets (Liabilities)	0.9	2.4
Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.8	2.3
Sanofi SA (France, Pharmaceuticals)	2.8	2.5
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.0	2.8
HSBC Holdings PLC (United Kingdom, Commercial Banks)	1.9	1.7
SAP AG (Germany, Software)	1.6	1.2
Diageo PLC (United Kingdom, Beverages)	1.6	1.8
SABMiller PLC (United Kingdom, Beverages)	1.5	1.2
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.4	1.7
Rakuten, Inc. (Japan, Internet & Catalog Retail)	1.3	2.4
Volkswagen AG (Germany, Automobiles)	1.3	1.7
	18.2
Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.8	20.3
Financials	17.9	15.5
Consumer Staples	14.5	15.1
Information Technology	10.6	10.9
Health Care	9.3	7.6
Materials	9.1	9.8
Industrials	7.9	6.4
Energy	5.9	7.1
Telecommunication Services	3.0	4.3
Utilities	1.1	0.6

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 3.7%
BHP Billiton Ltd.	318,002	$ 12,414,938
CSL Ltd.	342,683	19,346,963
Fortescue Metals Group Ltd. (d)	258,379	1,287,616
Macquarie Group Ltd.	105,682	3,958,957
Newcrest Mining Ltd.	261,679	6,121,376
Rio Tinto Ltd.	24,301	1,708,580
Westfield Group unit	1,008,657	11,139,468
TOTAL AUSTRALIA		55,977,898
Bailiwick of Jersey - 1.3%
Glencore International PLC (d)	268,100	1,548,768
Informa PLC	903,074	6,657,501
Wolseley PLC	66,191	3,165,169
WPP PLC	583,107	8,518,717
TOTAL BAILIWICK OF JERSEY		19,890,155
Belgium - 0.7%
Ageas	66,760	1,972,573
Anheuser-Busch InBev SA NV	33,577	2,924,038
Hamon & Compagnie International SA	62,254	968,689
UCB SA	72,400	4,147,678
TOTAL BELGIUM		10,012,978
Bermuda - 0.9%
Clear Media Ltd.	2,035,000	1,090,127
Oriental Watch Holdings Ltd.	7,028,000	2,486,621
Shenzhen International Holdings Ltd.	18,480,000	1,952,385
Signet Jewelers Ltd.	161,500	8,624,100
TOTAL BERMUDA		14,153,233
British Virgin Islands - 0.7%
Gem Diamonds Ltd. (a)	796,100	1,885,611
Mail.ru Group Ltd.:
GDR (e)	6,600	227,700
GDR (Reg. S)	258,800	9,039,419
TOTAL BRITISH VIRGIN ISLANDS		11,152,730
Canada - 0.2%
Yamana Gold, Inc.	196,700	3,383,469
Cayman Islands - 2.9%
Greatview Aseptic Pack Co. Ltd.	4,056,000	2,202,208
Hengdeli Holding Ltd.	45,302,000	16,617,781
Natural Beauty Bio-Technology Ltd.	6,560,000	645,908
Noah Holdings Ltd. sponsored ADR	348,200	2,030,006
Shenguan Holdings Group Ltd.	2,636,000	1,435,386
Tencent Holdings Ltd.	563,600	18,484,224
YouKu.com, Inc. ADR (a)(d)	96,000	1,751,040
TOTAL CAYMAN ISLANDS		43,166,553
Denmark - 2.1%
Danske Bank A/S (a)	96,100	1,632,179

	Shares	Value
Novo Nordisk A/S:
Series B	16,125	$ 2,625,741
Series B sponsored ADR	164,000	26,766,440
TOTAL DENMARK		31,024,360
France - 12.9%
Alstom SA	191,530	7,715,577
Atos Origin SA	73,473	5,159,774
AXA SA	95,620	1,716,931
AXA SA sponsored ADR	158,600	2,889,692
Beneteau SA	196,900	2,148,937
BNP Paribas SA	148,203	8,437,199
Bollore	6,400	2,179,874
Club Mediterranee SA (a)	85,000	1,508,829
Danone SA	258,912	17,111,292
Edenred SA	116,400	3,600,056
Essilor International SA	38,339	3,866,766
Gameloft Se (a)	537,900	3,781,741
Iliad SA	28,200	4,874,683
Ingenico SA	94,874	5,397,312
Ipsos SA	149,292	5,573,495
Lafarge SA (Bearer)	38,200	2,466,660
LVMH Moet Hennessy - Louis Vuitton SA	100,917	18,624,950
Pernod Ricard SA	151,100	17,530,760
Safran SA	118,400	5,127,541
Sanofi SA	139,290	13,208,849
Sanofi SA sponsored ADR	607,400	28,778,612
Societe Generale Series A (a)	84,943	3,229,740
Total SA	307,200	15,984,503
Total SA sponsored ADR	31,400	1,633,114
Unibail-Rodamco	45,200	10,961,134
TOTAL FRANCE		193,508,021
Germany - 6.4%
adidas AG	75,900	6,774,013
Allianz AG	74,132	10,333,769
Bayer AG	131,478	12,537,975
Bayerische Motoren Werke AG (BMW)	54,019	5,256,641
Commerzbank AG (a)	555,200	1,063,627
Deutsche Bank AG	77,046	3,389,622
Deutsche Boerse AG	180,720	11,082,104
Deutsche Post AG	237,612	5,233,523
GSW Immobilien AG	59,000	2,499,614
Linde AG	51,987	9,095,035
Muenchener Rueckversicherungs AG	23,549	4,251,246
SAP AG	209,317	16,831,729
SAP AG sponsored ADR (d)	84,700	6,808,186
Tom Tailor Holding AG	45,300	966,371
TOTAL GERMANY		96,123,455
Hong Kong - 1.5%
AIA Group Ltd.	2,176,800	8,633,919
Cheung Kong Holdings Ltd.	174,000	2,707,337
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Henderson Land Development Co. Ltd.	706,256	$ 5,056,235
Television Broadcasts Ltd.	869,000	6,533,827
TOTAL HONG KONG		22,931,318
Ireland - 2.6%
CRH PLC	503,942	10,248,213
Glanbia PLC	451,000	5,005,529
Kingspan Group PLC (United Kingdom)	649,600	7,133,752
Paddy Power PLC (Ireland)	201,100	16,601,259
TOTAL IRELAND		38,988,753
Isle of Man - 0.2%
Playtech Ltd.	322,783	2,238,496
Israel - 0.2%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	80,100	2,723,432
Italy - 1.8%
Assicurazioni Generali SpA	158,500	2,896,540
Brunello Cucinelli SpA	11,600	204,639
ENI SpA	200,700	4,916,650
ENI SpA sponsored ADR	67,900	3,336,606
Saipem SpA	197,240	7,683,087
Tod's SpA	61,717	7,836,185
TOTAL ITALY		26,873,707
Japan - 13.1%
Calbee, Inc. (d)	19,400	1,366,975
Cosmos Pharmaceutical Corp.	138,200	13,734,182
Denso Corp.	87,400	3,043,636
East Japan Railway Co.	43,300	2,799,958
Hitachi Ltd.	1,903,000	11,198,219
Honda Motor Co. Ltd.	297,600	11,021,508
Japan Retail Fund Investment Corp.	2,795	5,137,952
Japan Tobacco, Inc.	214,900	6,070,791
KDDI Corp.	89,200	6,306,199
Keyence Corp.	39,220	10,876,673
Komatsu Ltd.	199,300	5,114,118
Mitsubishi Corp.	357,000	6,873,307
Mitsubishi UFJ Financial Group, Inc. (d)	2,944,500	15,933,024
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (d)	489,200	2,651,464
Nomura Holdings, Inc.	505,000	2,989,242
ORIX Corp.	78,050	8,816,414
Rakuten, Inc.	2,553,400	19,912,571
Ship Healthcare Holdings, Inc.	97,600	2,594,034
SMC Corp.	21,000	3,814,744
Softbank Corp.	374,800	13,733,134
Sumitomo Mitsui Financial Group, Inc.	324,200	11,782,018
Toshiba Corp.	672,000	2,659,926
Toyota Motor Corp.	314,000	14,662,590
Toyota Motor Corp. sponsored ADR	36,200	3,375,650

	Shares	Value
Unicharm Corp.	90,300	$ 4,692,402
Yahoo! Japan Corp.	13,946	4,515,653
TOTAL JAPAN		195,676,384
Korea (South) - 0.7%
Samsung Electronics Co. Ltd.	7,585	10,969,186
Luxembourg - 0.4%
ArcelorMittal SA Class A unit (d)	131,300	2,293,811
L'Occitane Ltd.	1,209,500	3,870,199
TOTAL LUXEMBOURG		6,164,010
Netherlands - 1.7%
AEGON NV	259,400	1,675,676
ASML Holding NV	34,111	2,197,090
ING Groep NV (Certificaten Van Aandelen) (a)	558,084	5,300,672
Koninklijke Philips Electronics NV	304,416	8,060,992
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	197,600	5,244,304
Yandex NV (a)	124,400	2,683,308
TOTAL NETHERLANDS		25,162,042
Nigeria - 0.3%
Guinness Nigeria PLC	942,138	1,659,225
Nigerian Breweries PLC	2,274,042	2,140,789
TOTAL NIGERIA		3,800,014
Norway - 1.6%
DnB NOR ASA	505,000	6,454,737
Schibsted ASA (B Shares)	349,400	14,942,080
StatoilHydro ASA	14,100	355,385
StatoilHydro ASA sponsored ADR	103,300	2,586,632
TOTAL NORWAY		24,338,834
Singapore - 0.2%
United Overseas Bank Ltd.	180,973	2,968,689
South Africa - 0.3%
City Lodge Hotels Ltd.	73,400	896,125
Life Healthcare Group Holdings Ltd.	743,700	2,982,695
TOTAL SOUTH AFRICA		3,878,820
Spain - 1.1%
Banco Bilbao Vizcaya Argentaria SA	574,666	5,339,125
Banco Santander SA (Spain)	303,792	2,468,920
Grifols SA ADR	189,000	4,900,770
Iberdrola SA	545,400	3,045,896
TOTAL SPAIN		15,754,711
Sweden - 1.8%
Nordea Bank AB	417,800	4,018,788
Svenska Cellulosa AB (SCA) (B Shares)	518,300	11,269,195
Swedbank AB (A Shares)	102,432	2,012,315
Swedish Match Co. AB	278,200	9,339,152
TOTAL SWEDEN		26,639,450
Common Stocks - continued
	Shares	Value
Switzerland - 9.0%
Adecco SA (Reg.)	200,790	$ 10,633,490
Compagnie Financiere Richemont SA Series A	202,789	15,918,036
Credit Suisse Group	71,082	1,734,854
Credit Suisse Group sponsored ADR (d)	95,368	2,342,238
Nestle SA	646,912	42,206,783
Roche Holding AG (participation certificate)	44,957	9,089,460
Sika AG (Bearer)	2,710	6,268,084
Swatch Group AG (Bearer)	25,740	13,052,862
Swiss Re Ltd.	46,826	3,394,830
Syngenta AG (Switzerland)	38,450	15,533,275
UBS AG	504,997	7,902,638
Zurich Financial Services AG	25,658	6,875,267
TOTAL SWITZERLAND		134,951,817
Taiwan - 0.4%
MediaTek, Inc.	323,000	3,595,063
Wowprime Corp.	143,000	2,031,963
TOTAL TAIWAN		5,627,026
Thailand - 0.3%
Thai Beverage PCL	12,231,000	3,976,362
United Kingdom - 23.4%
Aggreko PLC	106,300	3,033,650
Anglo American PLC:
ADR	96,800	1,511,048
(United Kingdom)	240,180	7,571,225
ASOS PLC (a)(d)	223,200	9,844,952
Aviva PLC	431,600	2,670,717
Barclays PLC	1,821,577	7,912,895
Barclays PLC sponsored ADR (d)	118,300	2,048,956
BG Group PLC	630,038	10,508,914
BHP Billiton PLC	545,809	19,252,589
BP PLC	1,393,393	9,688,142
Brammer PLC	832,700	4,264,314
British American Tobacco PLC (United Kingdom)	66,100	3,360,192
British Land Co. PLC	715,689	6,611,986
Burberry Group PLC	329,800	6,629,467
Centrica PLC	1,308,700	7,142,487
Dechra Pharmaceuticals PLC	159,300	1,561,458
Diageo PLC	811,402	23,633,404
Dunelm Group PLC	286,000	3,279,918
Hays PLC	6,119,900	8,322,867
HSBC Holdings PLC:
(United Kingdom)	921,022	9,759,861
sponsored ADR	348,670	18,503,917

	Shares	Value
Imperial Tobacco Group PLC	152,040	$ 5,894,830
Johnson Matthey PLC	194,198	7,628,705
Legal & General Group PLC	928,778	2,227,087
Lloyds Banking Group PLC (a)	5,811,344	4,631,027
Michael Page International PLC	1,373,500	8,977,886
Prudential PLC	294,702	4,204,617
Reckitt Benckiser Group PLC	254,400	16,149,209
Rio Tinto PLC	176,515	10,295,354
Rio Tinto PLC sponsored ADR (d)	73,600	4,275,424
Rolls-Royce Group PLC	322,708	4,628,727
Royal Bank of Scotland Group PLC (a)	255,480	1,365,524
Royal Dutch Shell PLC:
Class A (United Kingdom)	506,041	17,564,782
Class B (United Kingdom)	380,537	13,576,163
SABMiller PLC	498,100	23,117,382
Scottish & Southern Energy PLC	255,600	5,946,308
Standard Chartered PLC (United Kingdom)	349,151	9,035,939
Sthree PLC	229,400	1,256,616
Travis Perkins PLC	159,900	2,865,089
Vodafone Group PLC	6,973,198	17,553,392
Vodafone Group PLC sponsored ADR	104,500	2,632,355
William Hill PLC	2,175,600	12,396,195
Xstrata PLC	408,700	7,134,188
TOTAL UNITED KINGDOM		350,469,758
United States of America - 5.2%
Apple, Inc.	9,600	5,117,088
Coach, Inc.	101,100	5,612,061
Deckers Outdoor Corp. (a)(d)	150,100	6,044,527
Dunkin' Brands Group, Inc.	136,400	4,525,752
GNC Holdings, Inc.	193,700	6,446,336
Google, Inc. Class A (a)	23,000	16,315,510
Life Technologies Corp. (a)	45,700	2,242,956
MercadoLibre, Inc. (d)	44,600	3,504,222
Monsanto Co.	34,400	3,255,960
priceline.com, Inc. (a)	8,700	5,404,440
Republic Services, Inc.	145,100	4,255,783
Visa, Inc. Class A	102,500	15,536,950
TOTAL UNITED STATES OF AMERICA		78,261,585
TOTAL COMMON STOCKS (Cost $1,278,206,826)		1,460,787,246
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Sartorius AG (non-vtg.)	31,600	2,806,111
Volkswagen AG	84,947	19,491,000
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $10,916,118)		22,297,111
Money Market Funds - 3.3%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	15,724,479	$ 15,724,479
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	32,960,289	32,960,289
TOTAL MONEY MARKET FUNDS (Cost $48,684,768)		48,684,768
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,337,807,712)		1,531,769,125
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(35,202,545)
NET ASSETS - 100%		$ 1,496,566,580
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $227,700 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 21,897
Fidelity Securities Lending Cash Central Fund	1,198,513
Total	$ 1,220,410
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 298,425,861	$ 42,960,954	$ 255,464,907	$ -
Consumer Staples	215,987,218	6,523,446	209,463,772	-
Energy	87,833,978	7,556,352	80,277,626	-
Financials	268,653,281	30,466,273	238,187,008	-
Health Care	137,456,508	65,671,473	71,785,035	-
Industrials	117,222,411	9,500,087	107,722,324	-
Information Technology	158,888,509	57,736,157	101,152,352	-
Materials	137,382,137	14,719,712	122,662,425	-
Telecommunication Services	45,099,763	2,632,355	42,467,408	-
Utilities	16,134,691	-	16,134,691	-
Money Market Funds	48,684,768	48,684,768	-	-
Total Investments in Securities:	$ 1,531,769,125	$ 286,451,577	$ 1,245,317,548	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 663,007,113
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $32,328,963) - See accompanying schedule: Unaffiliated issuers (cost $1,289,122,944)	$ 1,483,084,357
Fidelity Central Funds (cost $48,684,768)	48,684,768
Total Investments (cost $1,337,807,712)		$ 1,531,769,125
Foreign currency held at value (cost $14)		14
Receivable for investments sold Regular delivery		39
Delayed delivery		33,137
Receivable for fund shares sold		2,170,521
Dividends receivable		1,417,437
Distributions receivable from Fidelity Central Funds		54,029
Prepaid expenses		3,359
Other receivables		376,452
Total assets		1,535,824,113

Liabilities
Payable for investments purchased	$ 722,456
Payable for fund shares redeemed	3,655,765
Accrued management fee	865,972
Distribution and service plan fees payable	99,124
Other affiliated payables	175,927
Other payables and accrued expenses	778,000
Collateral on securities loaned, at value	32,960,289
Total liabilities		39,257,533

Net Assets		$ 1,496,566,580
Net Assets consist of:
Paid in capital		$ 1,704,430,133
Distributions in excess of net investment income		(45,499)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(401,749,502)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		193,931,448
Net Assets		$ 1,496,566,580

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($659,257,592 ÷ 40,978,824 shares)	$ 16.09

Service Class: Net Asset Value, offering price and redemption price per share ($110,467,958 ÷ 6,893,663 shares)	$ 16.02

Service Class 2: Net Asset Value, offering price and redemption price per share ($349,364,242 ÷ 21,901,940 shares)	$ 15.95

Initial Class R: Net Asset Value, offering price and redemption price per share ($88,586,572 ÷ 5,520,128 shares)	$ 16.05

Service Class R: Net Asset Value, offering price and redemption price per share ($45,773,903 ÷ 2,861,462 shares)	$ 16.00

Service Class 2R: Net Asset Value, offering price and redemption price per share ($67,674,161 ÷ 4,282,599 shares)	$ 15.80

Investor Class R: Net Asset Value, offering price and redemption price per share ($175,442,152 ÷ 10,934,521 shares)	$ 16.04

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 41,824,773
Income from Fidelity Central Funds		1,220,410
Income before foreign taxes withheld		43,045,183
Less foreign taxes withheld		(2,771,171)
Total income		40,274,012

Expenses
Management fee	$ 10,290,977
Transfer agent fees	1,200,352
Distribution and service plan fees	1,195,931
Accounting and security lending fees	668,200
Custodian fees and expenses	167,945
Independent trustees' compensation	9,756
Appreciation in deferred trustee compensation account	59
Audit	69,271
Legal	24,457
Interest	292
Miscellaneous	16,338
Total expenses before reductions	13,643,578
Expense reductions	(218,767)	13,424,811
Net investment income (loss)		26,849,201
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,000,700
Foreign currency transactions	(398,656)
Total net realized gain (loss)		6,602,044
Change in net unrealized appreciation (depreciation) on: Investment securities	240,112,979
Assets and liabilities in foreign currencies	55,223
Total change in net unrealized appreciation (depreciation)		240,168,202
Net gain (loss)		246,770,246
Net increase (decrease) in net assets resulting from operations		$ 273,619,447

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,849,201	$ 25,185,031
Net realized gain (loss)	6,602,044	78,355,769
Change in net unrealized appreciation (depreciation)	240,168,202	(394,991,221)
Net increase (decrease) in net assets resulting from operations	273,619,447	(291,450,421)
Distributions to shareholders from net investment income	(26,228,448)	(21,660,010)
Distributions to shareholders from net realized gain	(5,357,064)	(3,263,788)
Total distributions	(31,585,512)	(24,923,798)
Share transactions - net increase (decrease)	(136,580,307)	(126,132,361)
Redemption fees	11,237	31,905
Total increase (decrease) in net assets	105,464,865	(442,474,675)

Net Assets
Beginning of period	1,391,101,715	1,833,576,390
End of period (including distributions in excess of net investment income of $45,499 and distributions in excess of net investment income of $669,649, respectively)	$ 1,496,566,580	$ 1,391,101,715

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.63	$ 16.77	$ 15.05	$ 12.17	$ 25.33
Income from Investment Operations
Net investment income (loss) C	.29	.26	.21	.28	.46
Net realized and unrealized gain (loss)	2.53	(3.14)	1.76	2.93	(10.67)
Total from investment operations	2.82	(2.88)	1.97	3.21	(10.21)
Distributions from net investment income	(.30) H	(.23)	(.22)	(.29)	(.49)
Distributions from net realized gain	(.06) H	(.03)	(.03)	(.04)	(2.46)
Total distributions	(.36)	(.26)	(.25)	(.33)	(2.95)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.09	$ 13.63	$ 16.77	$ 15.05	$ 12.17
Total Return A, B	20.74%	(17.16)%	13.11%	26.53%	(43.83)%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.85%	.86%	.88%	.87%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.88%	.87%
Expenses net of all reductions	.83%	.83%	.83%	.84%	.84%
Net investment income (loss)	1.94%	1.59%	1.41%	2.17%	2.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 659,258	$ 598,862	$ 779,501	$ 758,018	$ 703,357
Portfolio turnover rate E	41%	45%	50%	78%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 16.70	$ 14.99	$ 12.12	$ 25.23
Income from Investment Operations
Net investment income (loss) C	.28	.24	.19	.26	.44
Net realized and unrealized gain (loss)	2.50	(3.12)	1.75	2.93	(10.61)
Total from investment operations	2.78	(2.88)	1.94	3.19	(10.17)
Distributions from net investment income	(.29) H	(.21)	(.20)	(.28)	(.48)
Distributions from net realized gain	(.06) H	(.03)	(.03)	(.04)	(2.46)
Total distributions	(.34) I	(.24)	(.23)	(.32)	(2.94)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.02	$ 13.58	$ 16.70	$ 14.99	$ 12.12
Total Return A, B	20.54%	(17.23)%	12.99%	26.44%	(43.89)%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.95%	.96%	.98%	.97%
Expenses net of fee waivers, if any	.95%	.95%	.95%	.98%	.97%
Expenses net of all reductions	.93%	.93%	.93%	.94%	.94%
Net investment income (loss)	1.84%	1.49%	1.31%	2.07%	2.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,468	$ 108,921	$ 162,394	$ 171,252	$ 165,608
Portfolio turnover rate E	41%	45%	50%	78%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

I Total distributions of $.34 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.059 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.52	$ 16.62	$ 14.92	$ 12.07	$ 25.12
Income from Investment Operations
Net investment income (loss) C	.25	.21	.17	.24	.40
Net realized and unrealized gain (loss)	2.50	(3.09)	1.74	2.91	(10.54)
Total from investment operations	2.75	(2.88)	1.91	3.15	(10.14)
Distributions from net investment income	(.26) H	(.19)	(.18)	(.26)	(.45)
Distributions from net realized gain	(.06) H	(.03)	(.03)	(.04)	(2.46)
Total distributions	(.32)	(.22)	(.21)	(.30)	(2.91)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.95	$ 13.52	$ 16.62	$ 14.92	$ 12.07
Total Return A, B	20.38%	(17.34)%	12.83%	26.22%	(43.96)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.10%	1.10%	1.11%	1.12%	1.12%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.12%	1.12%
Expenses net of all reductions	1.08%	1.08%	1.08%	1.09%	1.09%
Net investment income (loss)	1.69%	1.34%	1.16%	1.93%	2.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 349,364	$ 342,206	$ 461,033	$ 457,971	$ 414,492
Portfolio turnover rate E	41%	45%	50%	78%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Initial Class R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.60	$ 16.73	$ 15.02	$ 12.14	$ 25.28
Income from Investment Operations
Net investment income (loss) C	.29	.26	.21	.28	.46
Net realized and unrealized gain (loss)	2.52	(3.13)	1.75	2.93	(10.65)
Total from investment operations	2.81	(2.87)	1.96	3.21	(10.19)
Distributions from net investment income	(.30) H	(.23)	(.22)	(.29)	(.49)
Distributions from net realized gain	(.06) H	(.03)	(.03)	(.04)	(2.46)
Total distributions	(.36)	(.26)	(.25)	(.33)	(2.95)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.05	$ 13.60	$ 16.73	$ 15.02	$ 12.14
Total Return A, B	20.71%	(17.14)%	13.07%	26.60%	(43.84)%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.85%	.86%	.88%	.87%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.88%	.87%
Expenses net of all reductions	.83%	.83%	.83%	.84%	.84%
Net investment income (loss)	1.94%	1.59%	1.41%	2.17%	2.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,587	$ 85,922	$ 122,655	$ 128,689	$ 118,749
Portfolio turnover rate E	41%	45%	50%	78%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.56	$ 16.68	$ 14.97	$ 12.10	$ 25.19
Income from Investment Operations
Net investment income (loss) C	.28	.24	.19	.27	.43
Net realized and unrealized gain (loss)	2.51	(3.12)	1.75	2.92	(10.58)
Total from investment operations	2.79	(2.88)	1.94	3.19	(10.15)
Distributions from net investment income	(.29) H	(.21)	(.20)	(.28)	(.48)
Distributions from net realized gain	(.06) H	(.03)	(.03)	(.04)	(2.46)
Total distributions	(.35)	(.24)	(.23)	(.32)	(2.94)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.00	$ 13.56	$ 16.68	$ 14.97	$ 12.10
Total Return A, B	20.58%	(17.24)%	13.01%	26.49%	(43.88)%
Ratios to Average Net Assets D, F
Expenses before reductions	.94%	.95%	.96%	.97%	.96%
Expenses net of fee waivers, if any	.94%	.94%	.95%	.97%	.96%
Expenses net of all reductions	.93%	.93%	.93%	.94%	.94%
Net investment income (loss)	1.84%	1.49%	1.31%	2.08%	2.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,774	$ 43,414	$ 60,617	$ 66,014	$ 61,825
Portfolio turnover rate E	41%	45%	50%	78%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class 2R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.40	$ 16.48	$ 14.80	$ 11.98	$ 24.95
Income from Investment Operations
Net investment income (loss) C	.25	.21	.17	.25	.40
Net realized and unrealized gain (loss)	2.47	(3.07)	1.73	2.87	(10.46)
Total from investment operations	2.72	(2.86)	1.90	3.12	(10.06)
Distributions from net investment income	(.26) H	(.19)	(.19)	(.26)	(.45)
Distributions from net realized gain	(.06) H	(.03)	(.03)	(.04)	(2.46)
Total distributions	(.32)	(.22)	(.22)	(.30)	(2.91)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.80	$ 13.40	$ 16.48	$ 14.80	$ 11.98
Total Return A, B	20.36%	(17.33)%	12.82%	26.20%	(43.94)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.09%	1.10%	1.11%	1.12%	1.11%
Expenses net of fee waivers, if any	1.09%	1.09%	1.10%	1.12%	1.11%
Expenses net of all reductions	1.08%	1.08%	1.08%	1.09%	1.09%
Net investment income (loss)	1.69%	1.34%	1.16%	1.93%	2.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,674	$ 58,968	$ 69,393	$ 64,200	$ 46,323
Portfolio turnover rate E	41%	45%	50%	78%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.60	$ 16.73	$ 15.01	$ 12.14	$ 25.27
Income from Investment Operations
Net investment income (loss) C	.28	.24	.20	.27	.43
Net realized and unrealized gain (loss)	2.51	(3.12)	1.76	2.92	(10.62)
Total from investment operations	2.79	(2.88)	1.96	3.19	(10.19)
Distributions from net investment income	(.29) H	(.22)	(.21)	(.28)	(.48)
Distributions from net realized gain	(.06) H	(.03)	(.03)	(.04)	(2.46)
Total distributions	(.35)	(.25)	(.24)	(.32)	(2.94)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.04	$ 13.60	$ 16.73	$ 15.01	$ 12.14
Total Return A, B	20.54%	(17.22)%	13.07%	26.42%	(43.89)%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.93%	.95%	.97%	.96%
Expenses net of fee waivers, if any	.93%	.93%	.94%	.97%	.96%
Expenses net of all reductions	.92%	.91%	.92%	.94%	.93%
Net investment income (loss)	1.85%	1.51%	1.32%	2.08%	2.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 175,442	$ 152,810	$ 177,984	$ 148,806	$ 124,111
Portfolio turnover rate E	41%	45%	50%	78%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 303,323,276
Gross unrealized depreciation	(130,191,314)
Net unrealized appreciation (depreciation) on securities and other investments	$ 173,131,962

Tax Cost	$ 1,358,637,163

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (379,937,821)
Net unrealized appreciation (depreciation)	$ 173,101,997

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (99,490,351)
2017	(280,447,470)
Total capital loss carryforward	$ (379,937,821)

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 31,585,512	$ 24,923,798

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $590,716,328 and $722,018,276, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 110,462
Service Class 2	879,652
Service Class R	45,488
Service Class 2R	160,329
$ 1,195,931

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 467,604
Service Class	81,208
Service Class 2	254,132
Initial Class R	64,418
Service Class R	31,841
Service Class 2R	44,879
Investor Class R	256,270
$ 1,200,352

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,023 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,342,200.39%		$ 292

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,004 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned

Annual Report

7. Security Lending - continued

securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,198,513, including $5,655 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $218,749 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $18.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 12,006,007	$ 9,935,133
Service Class	1,929,055	1,687,320
Service Class 2	5,676,951	4,694,383
Initial Class R	1,647,375	1,431,302
Service Class R	804,767	672,673
Service Class 2R	1,102,032	834,608
Investor Class R	3,062,261	2,404,591
Total	$ 26,228,448	$ 21,660,010
From net realized gain
Initial Class	$ 2,332,435	$ 1,379,086
Service Class	397,090	286,878
Service Class 2	1,276,004	827,775
Initial Class R	320,038	215,214
Service Class R	165,080	108,589
Service Class 2R	244,876	125,027
Investor Class R	621,541	321,219
Total	$ 5,357,064	$ 3,263,788

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	5,444,050	5,097,862	$ 81,965,581	$ 81,025,708
Reinvestment of distributions	905,776	832,902	14,338,442	11,314,219
Shares redeemed	(9,304,668)	(8,473,195)	(141,203,928)	(137,488,847)
Net increase (decrease)	(2,954,842)	(2,542,431)	$ (44,899,905)	$ (45,148,920)
Service Class
Shares sold	308,352	534,926	$ 4,623,052	$ 8,440,397
Reinvestment of distributions	147,504	145,051	2,326,145	1,974,198
Shares redeemed	(1,584,094)	(2,381,130)	(23,791,164)	(38,838,120)
Net increase (decrease)	(1,128,238)	(1,701,153)	$ (16,841,967)	$ (28,423,525)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Service Class 2
Shares sold	1,454,591	3,042,278	$ 21,413,096	$ 47,105,875
Reinvestment of distributions	442,863	407,165	6,952,955	5,522,158
Shares redeemed	(5,312,307)	(5,867,222)	(79,852,380)	(93,897,989)
Net increase (decrease)	(3,414,853)	(2,417,779)	$ (51,486,329)	$ (41,269,956)
Initial Class R
Shares sold	225,830	381,782	$ 3,396,796	$ 6,067,099
Reinvestment of distributions	124,599	121,223	1,967,413	1,646,516
Shares redeemed	(1,149,012)	(1,514,903)	(17,268,375)	(24,431,217)
Net increase (decrease)	(798,583)	(1,011,898)	$ (11,904,166)	$ (16,717,602)
Service Class R
Shares sold	244,158	254,650	$ 3,670,758	$ 4,119,851
Reinvestment of distributions	61,617	57,620	969,847	781,262
Shares redeemed	(647,072)	(744,662)	(9,806,526)	(11,887,713)
Net increase (decrease)	(341,297)	(432,392)	$ (5,165,921)	$ (6,986,600)
Service Class 2R
Shares sold	531,202	782,450	$ 7,828,308	$ 11,400,821
Reinvestment of distributions	86,618	71,749	1,346,907	959,635
Shares redeemed	(737,328)	(662,036)	(10,984,899)	(10,765,925)
Net increase (decrease)	(119,508)	192,163	$ (1,809,684)	$ 1,594,531
Investor Class R
Shares sold	1,329,601	2,014,152	$ 19,962,890	$ 33,125,698
Reinvestment of distributions	233,300	201,469	3,683,801	2,725,810
Shares redeemed	(1,867,920)	(1,616,453)	(28,119,026)	(25,031,797)
Net increase (decrease)	(305,019)	599,168	$ (4,472,335)	$ 10,819,711

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 29% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (41)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class R	12/14/12	$0.374	$0.013
Service Class R	12/14/12	$0.358	$0.013
Service Class 2R	12/14/12	$0.336	$0.013
Investor Class R	12/14/12	$0.361	$0.013

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class R and Service Class 2 R of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class R and Service Class 2 R show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class R of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class R, Service Class, Service Class R, and Service Class 2 R ranked below its competitive median for 2011 and the total expense ratio of Service Class 2 ranked equal to its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRSR-ANN-0213
1.781996.110

Fidelity® Variable Insurance Products:

Overseas Portfolio

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP Overseas Portfolio - Initial Class	20.74%	-4.27%	8.01%
VIP Overseas Portfolio - Service Class	20.54%	-4.37%	7.90%
VIP Overseas Portfolio - Service Class 2	20.38%	-4.50%	7.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio: For the year, the fund's share classes easily outpaced the 17.48% gain of the MSCI® EAFE® Index. (For specific portfolio results, please refer to the performance section of this report.) Stock selection drove overall performance, with choices in health care adding the most value, most notably Denmark-based pharmaceuticals firm Novo Nordisk, which gained from its strong position as a global leader in diabetes care. Picks in information technology helped, especially leading Chinese Internet firm Tencent Holdings. Meaningful stakes in Ireland's Paddy Power and U.K.-based William Hill, two international betting and gaming companies, also were winners. Conversely, picks in retailing dealt the biggest blow, including Japan-based e-commerce websites Rakuten and Start Today. A mild winter and high sheepskin costs pounded shares of Deckers Outdoor, the U.S.-based maker of the UGG® Australia line of footwear. An underweighting in the rebounding financials sector also detracted, but this positioning was solely the byproduct of individual stock selection. Many of the stocks I've mentioned were not in the index, and I sold Start Today from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.85%
Actual		$ 1,000.00	$ 1,131.80	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.86	$ 4.32
Service Class	.95%
Actual		$ 1,000.00	$ 1,130.50	$ 5.09
HypotheticalA		$ 1,000.00	$ 1,020.36	$ 4.82
Service Class 2	1.10%
Actual		$ 1,000.00	$ 1,130.20	$ 5.89
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.58
Initial Class R	.85%
Actual		$ 1,000.00	$ 1,131.40	$ 4.55
HypotheticalA		$ 1,000.00	$ 1,020.86	$ 4.32
Service Class R	.94%
Actual		$ 1,000.00	$ 1,131.50	$ 5.04
HypotheticalA		$ 1,000.00	$ 1,020.41	$ 4.77
Service Class 2R	1.09%
Actual		$ 1,000.00	$ 1,130.20	$ 5.84
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.53
Investor Class R	.93%
Actual		$ 1,000.00	$ 1,130.60	$ 4.98
HypotheticalA		$ 1,000.00	$ 1,020.46	$ 4.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2012
United Kingdom	23.4%
Japan	13.1%
France	12.9%
Switzerland	9.0%
Germany	7.9%
United States of America	6.1%
Australia	3.7%
Cayman Islands	2.9%
Ireland	2.6%
Other	18.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2012
United Kingdom	21.4%
Japan	15.9%
France	12.2%
Switzerland	8.7%
Germany	8.4%
United States of America	7.4%
Cayman Islands	4.4%
Denmark	2.9%
Ireland	2.7%
Other	16.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	97.6
Short-Term Investments and Net Other Assets (Liabilities)	0.9	2.4
Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.8	2.3
Sanofi SA (France, Pharmaceuticals)	2.8	2.5
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.0	2.8
HSBC Holdings PLC (United Kingdom, Commercial Banks)	1.9	1.7
SAP AG (Germany, Software)	1.6	1.2
Diageo PLC (United Kingdom, Beverages)	1.6	1.8
SABMiller PLC (United Kingdom, Beverages)	1.5	1.2
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.4	1.7
Rakuten, Inc. (Japan, Internet & Catalog Retail)	1.3	2.4
Volkswagen AG (Germany, Automobiles)	1.3	1.7
	18.2
Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	19.8	20.3
Financials	17.9	15.5
Consumer Staples	14.5	15.1
Information Technology	10.6	10.9
Health Care	9.3	7.6
Materials	9.1	9.8
Industrials	7.9	6.4
Energy	5.9	7.1
Telecommunication Services	3.0	4.3
Utilities	1.1	0.6

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 3.7%
BHP Billiton Ltd.	318,002	$ 12,414,938
CSL Ltd.	342,683	19,346,963
Fortescue Metals Group Ltd. (d)	258,379	1,287,616
Macquarie Group Ltd.	105,682	3,958,957
Newcrest Mining Ltd.	261,679	6,121,376
Rio Tinto Ltd.	24,301	1,708,580
Westfield Group unit	1,008,657	11,139,468
TOTAL AUSTRALIA		55,977,898
Bailiwick of Jersey - 1.3%
Glencore International PLC (d)	268,100	1,548,768
Informa PLC	903,074	6,657,501
Wolseley PLC	66,191	3,165,169
WPP PLC	583,107	8,518,717
TOTAL BAILIWICK OF JERSEY		19,890,155
Belgium - 0.7%
Ageas	66,760	1,972,573
Anheuser-Busch InBev SA NV	33,577	2,924,038
Hamon & Compagnie International SA	62,254	968,689
UCB SA	72,400	4,147,678
TOTAL BELGIUM		10,012,978
Bermuda - 0.9%
Clear Media Ltd.	2,035,000	1,090,127
Oriental Watch Holdings Ltd.	7,028,000	2,486,621
Shenzhen International Holdings Ltd.	18,480,000	1,952,385
Signet Jewelers Ltd.	161,500	8,624,100
TOTAL BERMUDA		14,153,233
British Virgin Islands - 0.7%
Gem Diamonds Ltd. (a)	796,100	1,885,611
Mail.ru Group Ltd.:
GDR (e)	6,600	227,700
GDR (Reg. S)	258,800	9,039,419
TOTAL BRITISH VIRGIN ISLANDS		11,152,730
Canada - 0.2%
Yamana Gold, Inc.	196,700	3,383,469
Cayman Islands - 2.9%
Greatview Aseptic Pack Co. Ltd.	4,056,000	2,202,208
Hengdeli Holding Ltd.	45,302,000	16,617,781
Natural Beauty Bio-Technology Ltd.	6,560,000	645,908
Noah Holdings Ltd. sponsored ADR	348,200	2,030,006
Shenguan Holdings Group Ltd.	2,636,000	1,435,386
Tencent Holdings Ltd.	563,600	18,484,224
YouKu.com, Inc. ADR (a)(d)	96,000	1,751,040
TOTAL CAYMAN ISLANDS		43,166,553
Denmark - 2.1%
Danske Bank A/S (a)	96,100	1,632,179

	Shares	Value
Novo Nordisk A/S:
Series B	16,125	$ 2,625,741
Series B sponsored ADR	164,000	26,766,440
TOTAL DENMARK		31,024,360
France - 12.9%
Alstom SA	191,530	7,715,577
Atos Origin SA	73,473	5,159,774
AXA SA	95,620	1,716,931
AXA SA sponsored ADR	158,600	2,889,692
Beneteau SA	196,900	2,148,937
BNP Paribas SA	148,203	8,437,199
Bollore	6,400	2,179,874
Club Mediterranee SA (a)	85,000	1,508,829
Danone SA	258,912	17,111,292
Edenred SA	116,400	3,600,056
Essilor International SA	38,339	3,866,766
Gameloft Se (a)	537,900	3,781,741
Iliad SA	28,200	4,874,683
Ingenico SA	94,874	5,397,312
Ipsos SA	149,292	5,573,495
Lafarge SA (Bearer)	38,200	2,466,660
LVMH Moet Hennessy - Louis Vuitton SA	100,917	18,624,950
Pernod Ricard SA	151,100	17,530,760
Safran SA	118,400	5,127,541
Sanofi SA	139,290	13,208,849
Sanofi SA sponsored ADR	607,400	28,778,612
Societe Generale Series A (a)	84,943	3,229,740
Total SA	307,200	15,984,503
Total SA sponsored ADR	31,400	1,633,114
Unibail-Rodamco	45,200	10,961,134
TOTAL FRANCE		193,508,021
Germany - 6.4%
adidas AG	75,900	6,774,013
Allianz AG	74,132	10,333,769
Bayer AG	131,478	12,537,975
Bayerische Motoren Werke AG (BMW)	54,019	5,256,641
Commerzbank AG (a)	555,200	1,063,627
Deutsche Bank AG	77,046	3,389,622
Deutsche Boerse AG	180,720	11,082,104
Deutsche Post AG	237,612	5,233,523
GSW Immobilien AG	59,000	2,499,614
Linde AG	51,987	9,095,035
Muenchener Rueckversicherungs AG	23,549	4,251,246
SAP AG	209,317	16,831,729
SAP AG sponsored ADR (d)	84,700	6,808,186
Tom Tailor Holding AG	45,300	966,371
TOTAL GERMANY		96,123,455
Hong Kong - 1.5%
AIA Group Ltd.	2,176,800	8,633,919
Cheung Kong Holdings Ltd.	174,000	2,707,337
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Henderson Land Development Co. Ltd.	706,256	$ 5,056,235
Television Broadcasts Ltd.	869,000	6,533,827
TOTAL HONG KONG		22,931,318
Ireland - 2.6%
CRH PLC	503,942	10,248,213
Glanbia PLC	451,000	5,005,529
Kingspan Group PLC (United Kingdom)	649,600	7,133,752
Paddy Power PLC (Ireland)	201,100	16,601,259
TOTAL IRELAND		38,988,753
Isle of Man - 0.2%
Playtech Ltd.	322,783	2,238,496
Israel - 0.2%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	80,100	2,723,432
Italy - 1.8%
Assicurazioni Generali SpA	158,500	2,896,540
Brunello Cucinelli SpA	11,600	204,639
ENI SpA	200,700	4,916,650
ENI SpA sponsored ADR	67,900	3,336,606
Saipem SpA	197,240	7,683,087
Tod's SpA	61,717	7,836,185
TOTAL ITALY		26,873,707
Japan - 13.1%
Calbee, Inc. (d)	19,400	1,366,975
Cosmos Pharmaceutical Corp.	138,200	13,734,182
Denso Corp.	87,400	3,043,636
East Japan Railway Co.	43,300	2,799,958
Hitachi Ltd.	1,903,000	11,198,219
Honda Motor Co. Ltd.	297,600	11,021,508
Japan Retail Fund Investment Corp.	2,795	5,137,952
Japan Tobacco, Inc.	214,900	6,070,791
KDDI Corp.	89,200	6,306,199
Keyence Corp.	39,220	10,876,673
Komatsu Ltd.	199,300	5,114,118
Mitsubishi Corp.	357,000	6,873,307
Mitsubishi UFJ Financial Group, Inc. (d)	2,944,500	15,933,024
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (d)	489,200	2,651,464
Nomura Holdings, Inc.	505,000	2,989,242
ORIX Corp.	78,050	8,816,414
Rakuten, Inc.	2,553,400	19,912,571
Ship Healthcare Holdings, Inc.	97,600	2,594,034
SMC Corp.	21,000	3,814,744
Softbank Corp.	374,800	13,733,134
Sumitomo Mitsui Financial Group, Inc.	324,200	11,782,018
Toshiba Corp.	672,000	2,659,926
Toyota Motor Corp.	314,000	14,662,590
Toyota Motor Corp. sponsored ADR	36,200	3,375,650

	Shares	Value
Unicharm Corp.	90,300	$ 4,692,402
Yahoo! Japan Corp.	13,946	4,515,653
TOTAL JAPAN		195,676,384
Korea (South) - 0.7%
Samsung Electronics Co. Ltd.	7,585	10,969,186
Luxembourg - 0.4%
ArcelorMittal SA Class A unit (d)	131,300	2,293,811
L'Occitane Ltd.	1,209,500	3,870,199
TOTAL LUXEMBOURG		6,164,010
Netherlands - 1.7%
AEGON NV	259,400	1,675,676
ASML Holding NV	34,111	2,197,090
ING Groep NV (Certificaten Van Aandelen) (a)	558,084	5,300,672
Koninklijke Philips Electronics NV	304,416	8,060,992
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	197,600	5,244,304
Yandex NV (a)	124,400	2,683,308
TOTAL NETHERLANDS		25,162,042
Nigeria - 0.3%
Guinness Nigeria PLC	942,138	1,659,225
Nigerian Breweries PLC	2,274,042	2,140,789
TOTAL NIGERIA		3,800,014
Norway - 1.6%
DnB NOR ASA	505,000	6,454,737
Schibsted ASA (B Shares)	349,400	14,942,080
StatoilHydro ASA	14,100	355,385
StatoilHydro ASA sponsored ADR	103,300	2,586,632
TOTAL NORWAY		24,338,834
Singapore - 0.2%
United Overseas Bank Ltd.	180,973	2,968,689
South Africa - 0.3%
City Lodge Hotels Ltd.	73,400	896,125
Life Healthcare Group Holdings Ltd.	743,700	2,982,695
TOTAL SOUTH AFRICA		3,878,820
Spain - 1.1%
Banco Bilbao Vizcaya Argentaria SA	574,666	5,339,125
Banco Santander SA (Spain)	303,792	2,468,920
Grifols SA ADR	189,000	4,900,770
Iberdrola SA	545,400	3,045,896
TOTAL SPAIN		15,754,711
Sweden - 1.8%
Nordea Bank AB	417,800	4,018,788
Svenska Cellulosa AB (SCA) (B Shares)	518,300	11,269,195
Swedbank AB (A Shares)	102,432	2,012,315
Swedish Match Co. AB	278,200	9,339,152
TOTAL SWEDEN		26,639,450
Common Stocks - continued
	Shares	Value
Switzerland - 9.0%
Adecco SA (Reg.)	200,790	$ 10,633,490
Compagnie Financiere Richemont SA Series A	202,789	15,918,036
Credit Suisse Group	71,082	1,734,854
Credit Suisse Group sponsored ADR (d)	95,368	2,342,238
Nestle SA	646,912	42,206,783
Roche Holding AG (participation certificate)	44,957	9,089,460
Sika AG (Bearer)	2,710	6,268,084
Swatch Group AG (Bearer)	25,740	13,052,862
Swiss Re Ltd.	46,826	3,394,830
Syngenta AG (Switzerland)	38,450	15,533,275
UBS AG	504,997	7,902,638
Zurich Financial Services AG	25,658	6,875,267
TOTAL SWITZERLAND		134,951,817
Taiwan - 0.4%
MediaTek, Inc.	323,000	3,595,063
Wowprime Corp.	143,000	2,031,963
TOTAL TAIWAN		5,627,026
Thailand - 0.3%
Thai Beverage PCL	12,231,000	3,976,362
United Kingdom - 23.4%
Aggreko PLC	106,300	3,033,650
Anglo American PLC:
ADR	96,800	1,511,048
(United Kingdom)	240,180	7,571,225
ASOS PLC (a)(d)	223,200	9,844,952
Aviva PLC	431,600	2,670,717
Barclays PLC	1,821,577	7,912,895
Barclays PLC sponsored ADR (d)	118,300	2,048,956
BG Group PLC	630,038	10,508,914
BHP Billiton PLC	545,809	19,252,589
BP PLC	1,393,393	9,688,142
Brammer PLC	832,700	4,264,314
British American Tobacco PLC (United Kingdom)	66,100	3,360,192
British Land Co. PLC	715,689	6,611,986
Burberry Group PLC	329,800	6,629,467
Centrica PLC	1,308,700	7,142,487
Dechra Pharmaceuticals PLC	159,300	1,561,458
Diageo PLC	811,402	23,633,404
Dunelm Group PLC	286,000	3,279,918
Hays PLC	6,119,900	8,322,867
HSBC Holdings PLC:
(United Kingdom)	921,022	9,759,861
sponsored ADR	348,670	18,503,917

	Shares	Value
Imperial Tobacco Group PLC	152,040	$ 5,894,830
Johnson Matthey PLC	194,198	7,628,705
Legal & General Group PLC	928,778	2,227,087
Lloyds Banking Group PLC (a)	5,811,344	4,631,027
Michael Page International PLC	1,373,500	8,977,886
Prudential PLC	294,702	4,204,617
Reckitt Benckiser Group PLC	254,400	16,149,209
Rio Tinto PLC	176,515	10,295,354
Rio Tinto PLC sponsored ADR (d)	73,600	4,275,424
Rolls-Royce Group PLC	322,708	4,628,727
Royal Bank of Scotland Group PLC (a)	255,480	1,365,524
Royal Dutch Shell PLC:
Class A (United Kingdom)	506,041	17,564,782
Class B (United Kingdom)	380,537	13,576,163
SABMiller PLC	498,100	23,117,382
Scottish & Southern Energy PLC	255,600	5,946,308
Standard Chartered PLC (United Kingdom)	349,151	9,035,939
Sthree PLC	229,400	1,256,616
Travis Perkins PLC	159,900	2,865,089
Vodafone Group PLC	6,973,198	17,553,392
Vodafone Group PLC sponsored ADR	104,500	2,632,355
William Hill PLC	2,175,600	12,396,195
Xstrata PLC	408,700	7,134,188
TOTAL UNITED KINGDOM		350,469,758
United States of America - 5.2%
Apple, Inc.	9,600	5,117,088
Coach, Inc.	101,100	5,612,061
Deckers Outdoor Corp. (a)(d)	150,100	6,044,527
Dunkin' Brands Group, Inc.	136,400	4,525,752
GNC Holdings, Inc.	193,700	6,446,336
Google, Inc. Class A (a)	23,000	16,315,510
Life Technologies Corp. (a)	45,700	2,242,956
MercadoLibre, Inc. (d)	44,600	3,504,222
Monsanto Co.	34,400	3,255,960
priceline.com, Inc. (a)	8,700	5,404,440
Republic Services, Inc.	145,100	4,255,783
Visa, Inc. Class A	102,500	15,536,950
TOTAL UNITED STATES OF AMERICA		78,261,585
TOTAL COMMON STOCKS (Cost $1,278,206,826)		1,460,787,246
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Sartorius AG (non-vtg.)	31,600	2,806,111
Volkswagen AG	84,947	19,491,000
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $10,916,118)		22,297,111
Money Market Funds - 3.3%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	15,724,479	$ 15,724,479
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	32,960,289	32,960,289
TOTAL MONEY MARKET FUNDS (Cost $48,684,768)		48,684,768
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,337,807,712)		1,531,769,125
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(35,202,545)
NET ASSETS - 100%		$ 1,496,566,580
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $227,700 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 21,897
Fidelity Securities Lending Cash Central Fund	1,198,513
Total	$ 1,220,410
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 298,425,861	$ 42,960,954	$ 255,464,907	$ -
Consumer Staples	215,987,218	6,523,446	209,463,772	-
Energy	87,833,978	7,556,352	80,277,626	-
Financials	268,653,281	30,466,273	238,187,008	-
Health Care	137,456,508	65,671,473	71,785,035	-
Industrials	117,222,411	9,500,087	107,722,324	-
Information Technology	158,888,509	57,736,157	101,152,352	-
Materials	137,382,137	14,719,712	122,662,425	-
Telecommunication Services	45,099,763	2,632,355	42,467,408	-
Utilities	16,134,691	-	16,134,691	-
Money Market Funds	48,684,768	48,684,768	-	-
Total Investments in Securities:	$ 1,531,769,125	$ 286,451,577	$ 1,245,317,548	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 663,007,113
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $32,328,963) - See accompanying schedule: Unaffiliated issuers (cost $1,289,122,944)	$ 1,483,084,357
Fidelity Central Funds (cost $48,684,768)	48,684,768
Total Investments (cost $1,337,807,712)		$ 1,531,769,125
Foreign currency held at value (cost $14)		14
Receivable for investments sold Regular delivery		39
Delayed delivery		33,137
Receivable for fund shares sold		2,170,521
Dividends receivable		1,417,437
Distributions receivable from Fidelity Central Funds		54,029
Prepaid expenses		3,359
Other receivables		376,452
Total assets		1,535,824,113

Liabilities
Payable for investments purchased	$ 722,456
Payable for fund shares redeemed	3,655,765
Accrued management fee	865,972
Distribution and service plan fees payable	99,124
Other affiliated payables	175,927
Other payables and accrued expenses	778,000
Collateral on securities loaned, at value	32,960,289
Total liabilities		39,257,533

Net Assets		$ 1,496,566,580
Net Assets consist of:
Paid in capital		$ 1,704,430,133
Distributions in excess of net investment income		(45,499)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(401,749,502)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		193,931,448
Net Assets		$ 1,496,566,580

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($659,257,592 ÷ 40,978,824 shares)	$ 16.09

Service Class: Net Asset Value, offering price and redemption price per share ($110,467,958 ÷ 6,893,663 shares)	$ 16.02

Service Class 2: Net Asset Value, offering price and redemption price per share ($349,364,242 ÷ 21,901,940 shares)	$ 15.95

Initial Class R: Net Asset Value, offering price and redemption price per share ($88,586,572 ÷ 5,520,128 shares)	$ 16.05

Service Class R: Net Asset Value, offering price and redemption price per share ($45,773,903 ÷ 2,861,462 shares)	$ 16.00

Service Class 2R: Net Asset Value, offering price and redemption price per share ($67,674,161 ÷ 4,282,599 shares)	$ 15.80

Investor Class R: Net Asset Value, offering price and redemption price per share ($175,442,152 ÷ 10,934,521 shares)	$ 16.04

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 41,824,773
Income from Fidelity Central Funds		1,220,410
Income before foreign taxes withheld		43,045,183
Less foreign taxes withheld		(2,771,171)
Total income		40,274,012

Expenses
Management fee	$ 10,290,977
Transfer agent fees	1,200,352
Distribution and service plan fees	1,195,931
Accounting and security lending fees	668,200
Custodian fees and expenses	167,945
Independent trustees' compensation	9,756
Appreciation in deferred trustee compensation account	59
Audit	69,271
Legal	24,457
Interest	292
Miscellaneous	16,338
Total expenses before reductions	13,643,578
Expense reductions	(218,767)	13,424,811
Net investment income (loss)		26,849,201
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,000,700
Foreign currency transactions	(398,656)
Total net realized gain (loss)		6,602,044
Change in net unrealized appreciation (depreciation) on: Investment securities	240,112,979
Assets and liabilities in foreign currencies	55,223
Total change in net unrealized appreciation (depreciation)		240,168,202
Net gain (loss)		246,770,246
Net increase (decrease) in net assets resulting from operations		$ 273,619,447

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 26,849,201	$ 25,185,031
Net realized gain (loss)	6,602,044	78,355,769
Change in net unrealized appreciation (depreciation)	240,168,202	(394,991,221)
Net increase (decrease) in net assets resulting from operations	273,619,447	(291,450,421)
Distributions to shareholders from net investment income	(26,228,448)	(21,660,010)
Distributions to shareholders from net realized gain	(5,357,064)	(3,263,788)
Total distributions	(31,585,512)	(24,923,798)
Share transactions - net increase (decrease)	(136,580,307)	(126,132,361)
Redemption fees	11,237	31,905
Total increase (decrease) in net assets	105,464,865	(442,474,675)

Net Assets
Beginning of period	1,391,101,715	1,833,576,390
End of period (including distributions in excess of net investment income of $45,499 and distributions in excess of net investment income of $669,649, respectively)	$ 1,496,566,580	$ 1,391,101,715

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.63	$ 16.77	$ 15.05	$ 12.17	$ 25.33
Income from Investment Operations
Net investment income (loss) C	.29	.26	.21	.28	.46
Net realized and unrealized gain (loss)	2.53	(3.14)	1.76	2.93	(10.67)
Total from investment operations	2.82	(2.88)	1.97	3.21	(10.21)
Distributions from net investment income	(.30) H	(.23)	(.22)	(.29)	(.49)
Distributions from net realized gain	(.06) H	(.03)	(.03)	(.04)	(2.46)
Total distributions	(.36)	(.26)	(.25)	(.33)	(2.95)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.09	$ 13.63	$ 16.77	$ 15.05	$ 12.17
Total Return A, B	20.74%	(17.16)%	13.11%	26.53%	(43.83)%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.85%	.86%	.88%	.87%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.88%	.87%
Expenses net of all reductions	.83%	.83%	.83%	.84%	.84%
Net investment income (loss)	1.94%	1.59%	1.41%	2.17%	2.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 659,258	$ 598,862	$ 779,501	$ 758,018	$ 703,357
Portfolio turnover rate E	41%	45%	50%	78%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.58	$ 16.70	$ 14.99	$ 12.12	$ 25.23
Income from Investment Operations
Net investment income (loss) C	.28	.24	.19	.26	.44
Net realized and unrealized gain (loss)	2.50	(3.12)	1.75	2.93	(10.61)
Total from investment operations	2.78	(2.88)	1.94	3.19	(10.17)
Distributions from net investment income	(.29) H	(.21)	(.20)	(.28)	(.48)
Distributions from net realized gain	(.06) H	(.03)	(.03)	(.04)	(2.46)
Total distributions	(.34) I	(.24)	(.23)	(.32)	(2.94)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.02	$ 13.58	$ 16.70	$ 14.99	$ 12.12
Total Return A, B	20.54%	(17.23)%	12.99%	26.44%	(43.89)%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.95%	.96%	.98%	.97%
Expenses net of fee waivers, if any	.95%	.95%	.95%	.98%	.97%
Expenses net of all reductions	.93%	.93%	.93%	.94%	.94%
Net investment income (loss)	1.84%	1.49%	1.31%	2.07%	2.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,468	$ 108,921	$ 162,394	$ 171,252	$ 165,608
Portfolio turnover rate E	41%	45%	50%	78%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

I Total distributions of $.34 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.059 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.52	$ 16.62	$ 14.92	$ 12.07	$ 25.12
Income from Investment Operations
Net investment income (loss) C	.25	.21	.17	.24	.40
Net realized and unrealized gain (loss)	2.50	(3.09)	1.74	2.91	(10.54)
Total from investment operations	2.75	(2.88)	1.91	3.15	(10.14)
Distributions from net investment income	(.26) H	(.19)	(.18)	(.26)	(.45)
Distributions from net realized gain	(.06) H	(.03)	(.03)	(.04)	(2.46)
Total distributions	(.32)	(.22)	(.21)	(.30)	(2.91)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.95	$ 13.52	$ 16.62	$ 14.92	$ 12.07
Total Return A, B	20.38%	(17.34)%	12.83%	26.22%	(43.96)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.10%	1.10%	1.11%	1.12%	1.12%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.12%	1.12%
Expenses net of all reductions	1.08%	1.08%	1.08%	1.09%	1.09%
Net investment income (loss)	1.69%	1.34%	1.16%	1.93%	2.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 349,364	$ 342,206	$ 461,033	$ 457,971	$ 414,492
Portfolio turnover rate E	41%	45%	50%	78%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Initial Class R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.60	$ 16.73	$ 15.02	$ 12.14	$ 25.28
Income from Investment Operations
Net investment income (loss) C	.29	.26	.21	.28	.46
Net realized and unrealized gain (loss)	2.52	(3.13)	1.75	2.93	(10.65)
Total from investment operations	2.81	(2.87)	1.96	3.21	(10.19)
Distributions from net investment income	(.30) H	(.23)	(.22)	(.29)	(.49)
Distributions from net realized gain	(.06) H	(.03)	(.03)	(.04)	(2.46)
Total distributions	(.36)	(.26)	(.25)	(.33)	(2.95)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.05	$ 13.60	$ 16.73	$ 15.02	$ 12.14
Total Return A, B	20.71%	(17.14)%	13.07%	26.60%	(43.84)%
Ratios to Average Net Assets D, F
Expenses before reductions	.85%	.85%	.86%	.88%	.87%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.88%	.87%
Expenses net of all reductions	.83%	.83%	.83%	.84%	.84%
Net investment income (loss)	1.94%	1.59%	1.41%	2.17%	2.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,587	$ 85,922	$ 122,655	$ 128,689	$ 118,749
Portfolio turnover rate E	41%	45%	50%	78%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.56	$ 16.68	$ 14.97	$ 12.10	$ 25.19
Income from Investment Operations
Net investment income (loss) C	.28	.24	.19	.27	.43
Net realized and unrealized gain (loss)	2.51	(3.12)	1.75	2.92	(10.58)
Total from investment operations	2.79	(2.88)	1.94	3.19	(10.15)
Distributions from net investment income	(.29) H	(.21)	(.20)	(.28)	(.48)
Distributions from net realized gain	(.06) H	(.03)	(.03)	(.04)	(2.46)
Total distributions	(.35)	(.24)	(.23)	(.32)	(2.94)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.00	$ 13.56	$ 16.68	$ 14.97	$ 12.10
Total Return A, B	20.58%	(17.24)%	13.01%	26.49%	(43.88)%
Ratios to Average Net Assets D, F
Expenses before reductions	.94%	.95%	.96%	.97%	.96%
Expenses net of fee waivers, if any	.94%	.94%	.95%	.97%	.96%
Expenses net of all reductions	.93%	.93%	.93%	.94%	.94%
Net investment income (loss)	1.84%	1.49%	1.31%	2.08%	2.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,774	$ 43,414	$ 60,617	$ 66,014	$ 61,825
Portfolio turnover rate E	41%	45%	50%	78%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class 2R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.40	$ 16.48	$ 14.80	$ 11.98	$ 24.95
Income from Investment Operations
Net investment income (loss) C	.25	.21	.17	.25	.40
Net realized and unrealized gain (loss)	2.47	(3.07)	1.73	2.87	(10.46)
Total from investment operations	2.72	(2.86)	1.90	3.12	(10.06)
Distributions from net investment income	(.26) H	(.19)	(.19)	(.26)	(.45)
Distributions from net realized gain	(.06) H	(.03)	(.03)	(.04)	(2.46)
Total distributions	(.32)	(.22)	(.22)	(.30)	(2.91)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.80	$ 13.40	$ 16.48	$ 14.80	$ 11.98
Total Return A, B	20.36%	(17.33)%	12.82%	26.20%	(43.94)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.09%	1.10%	1.11%	1.12%	1.11%
Expenses net of fee waivers, if any	1.09%	1.09%	1.10%	1.12%	1.11%
Expenses net of all reductions	1.08%	1.08%	1.08%	1.09%	1.09%
Net investment income (loss)	1.69%	1.34%	1.16%	1.93%	2.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,674	$ 58,968	$ 69,393	$ 64,200	$ 46,323
Portfolio turnover rate E	41%	45%	50%	78%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 13.60	$ 16.73	$ 15.01	$ 12.14	$ 25.27
Income from Investment Operations
Net investment income (loss) C	.28	.24	.20	.27	.43
Net realized and unrealized gain (loss)	2.51	(3.12)	1.76	2.92	(10.62)
Total from investment operations	2.79	(2.88)	1.96	3.19	(10.19)
Distributions from net investment income	(.29) H	(.22)	(.21)	(.28)	(.48)
Distributions from net realized gain	(.06) H	(.03)	(.03)	(.04)	(2.46)
Total distributions	(.35)	(.25)	(.24)	(.32)	(2.94)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 16.04	$ 13.60	$ 16.73	$ 15.01	$ 12.14
Total Return A, B	20.54%	(17.22)%	13.07%	26.42%	(43.89)%
Ratios to Average Net Assets D, F
Expenses before reductions	.93%	.93%	.95%	.97%	.96%
Expenses net of fee waivers, if any	.93%	.93%	.94%	.97%	.96%
Expenses net of all reductions	.92%	.91%	.92%	.94%	.93%
Net investment income (loss)	1.85%	1.51%	1.32%	2.08%	2.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 175,442	$ 152,810	$ 177,984	$ 148,806	$ 124,111
Portfolio turnover rate E	41%	45%	50%	78%	77%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 303,323,276
Gross unrealized depreciation	(130,191,314)
Net unrealized appreciation (depreciation) on securities and other investments	$ 173,131,962

Tax Cost	$ 1,358,637,163

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (379,937,821)
Net unrealized appreciation (depreciation)	$ 173,101,997

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (99,490,351)
2017	(280,447,470)
Total capital loss carryforward	$ (379,937,821)

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 31,585,512	$ 24,923,798

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $590,716,328 and $722,018,276, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 110,462
Service Class 2	879,652
Service Class R	45,488
Service Class 2R	160,329
$ 1,195,931

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 467,604
Service Class	81,208
Service Class 2	254,132
Initial Class R	64,418
Service Class R	31,841
Service Class 2R	44,879
Investor Class R	256,270
$ 1,200,352

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,023 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,342,200.39%		$ 292

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,004 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned

Annual Report

7. Security Lending - continued

securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,198,513, including $5,655 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $218,749 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $18.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 12,006,007	$ 9,935,133
Service Class	1,929,055	1,687,320
Service Class 2	5,676,951	4,694,383
Initial Class R	1,647,375	1,431,302
Service Class R	804,767	672,673
Service Class 2R	1,102,032	834,608
Investor Class R	3,062,261	2,404,591
Total	$ 26,228,448	$ 21,660,010
From net realized gain
Initial Class	$ 2,332,435	$ 1,379,086
Service Class	397,090	286,878
Service Class 2	1,276,004	827,775
Initial Class R	320,038	215,214
Service Class R	165,080	108,589
Service Class 2R	244,876	125,027
Investor Class R	621,541	321,219
Total	$ 5,357,064	$ 3,263,788

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	5,444,050	5,097,862	$ 81,965,581	$ 81,025,708
Reinvestment of distributions	905,776	832,902	14,338,442	11,314,219
Shares redeemed	(9,304,668)	(8,473,195)	(141,203,928)	(137,488,847)
Net increase (decrease)	(2,954,842)	(2,542,431)	$ (44,899,905)	$ (45,148,920)
Service Class
Shares sold	308,352	534,926	$ 4,623,052	$ 8,440,397
Reinvestment of distributions	147,504	145,051	2,326,145	1,974,198
Shares redeemed	(1,584,094)	(2,381,130)	(23,791,164)	(38,838,120)
Net increase (decrease)	(1,128,238)	(1,701,153)	$ (16,841,967)	$ (28,423,525)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Service Class 2
Shares sold	1,454,591	3,042,278	$ 21,413,096	$ 47,105,875
Reinvestment of distributions	442,863	407,165	6,952,955	5,522,158
Shares redeemed	(5,312,307)	(5,867,222)	(79,852,380)	(93,897,989)
Net increase (decrease)	(3,414,853)	(2,417,779)	$ (51,486,329)	$ (41,269,956)
Initial Class R
Shares sold	225,830	381,782	$ 3,396,796	$ 6,067,099
Reinvestment of distributions	124,599	121,223	1,967,413	1,646,516
Shares redeemed	(1,149,012)	(1,514,903)	(17,268,375)	(24,431,217)
Net increase (decrease)	(798,583)	(1,011,898)	$ (11,904,166)	$ (16,717,602)
Service Class R
Shares sold	244,158	254,650	$ 3,670,758	$ 4,119,851
Reinvestment of distributions	61,617	57,620	969,847	781,262
Shares redeemed	(647,072)	(744,662)	(9,806,526)	(11,887,713)
Net increase (decrease)	(341,297)	(432,392)	$ (5,165,921)	$ (6,986,600)
Service Class 2R
Shares sold	531,202	782,450	$ 7,828,308	$ 11,400,821
Reinvestment of distributions	86,618	71,749	1,346,907	959,635
Shares redeemed	(737,328)	(662,036)	(10,984,899)	(10,765,925)
Net increase (decrease)	(119,508)	192,163	$ (1,809,684)	$ 1,594,531
Investor Class R
Shares sold	1,329,601	2,014,152	$ 19,962,890	$ 33,125,698
Reinvestment of distributions	233,300	201,469	3,683,801	2,725,810
Shares redeemed	(1,867,920)	(1,616,453)	(28,119,026)	(25,031,797)
Net increase (decrease)	(305,019)	599,168	$ (4,472,335)	$ 10,819,711

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 29% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (41)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	12/14/12	$0.374	$0.013
Service Class	12/14/12	$0.357	$0.013
Service Class 2	12/14/12	$0.333	$0.013

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class R and Service Class 2 R of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class R and Service Class 2 R show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class R of the fund was in the fourth quartile for the one-year period and the third quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class R, Service Class, Service Class R, and Service Class 2 R ranked below its competitive median for 2011 and the total expense ratio of Service Class 2 ranked equal to its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRS-ANN-0213
1.540205.115

Fidelity® Variable Insurance Products:
Value Portfolio

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP Value Portfolio - Initial Class	20.91%	1.17%	6.99%
VIP Value Portfolio - Service Class	20.80%	1.09%	6.88%
VIP Value Portfolio - Service Class 2	20.55%	0.91%	6.71%
VIP Value Portfolio - Investor Class A	20.83%	1.08%	6.91%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Matthew Friedman, Portfolio Manager of VIP Value Portfolio: For the year, the fund outperformed the 17.55% gain of the Russell 3000® Value Index. (For specific portfolio results, please refer to the performance section of this report.) The fund outperformed the benchmark primarily due to positioning in the consumer discretionary and utilities sectors, as well as good stock picking in materials and consumer staples. Our best results in consumer discretionary came from the media industry, including overweightings in cable giant Comcast and entertainment conglomerate Walt Disney. Comcast benefited from investors increasing comfort level with the firm's capital allocation, while Disney got a boost from a new management team's initiatives. Other standouts in the consumer area were homebuilder Lennar and home-improvement retailer Lowe's Companies. Stocks of both companies rose on signs on improvement in the U.S. homebuilding industry. Elsewhere, a non-index stake in global pharmaceuticals firm Sanofi helped. Within energy, positions in Marathon Petroleum and Canadian oil/gas exploration firm Nexen helped. Marathon got a boost from lower input costs, while Nexen - a non-index entity - popped on an announcement that it would be acquired by Hong Kong-based China National Offshore Oil Corporation, known as CNOOC. Lastly, chemical producer LyondellBasell Industries contributed because lower input costs boosted margins. On the negative side, the fund was hurt by positioning in telecommunication services, along with positioning in diversified financials. Not owning diversified financials firm and index component Bank of America in the latter area was the biggest individual detractor. A new management team found greater success than we expected in fixing institutional problems. Within telecommunications, our underweightings in telecom giants Verizon Communications and AT&T, along with not owning index constituent Sprint Nextel, were costly. Verizon and AT&T got a boost from the market's interest in chasing dividend yield for much of the period, while Sprint Nextel was lifted by the announcement of an equity investment from Japan's SoftBank. We also had some disappointments in energy, including holdings in multinational oil/gas firm Royal Dutch Shell and oil/gas exploration and production company Occidental Petroleum. Several stocks I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.72%
Actual		$ 1,000.00	$ 1,108.70	$ 3.82
Hypotheticall A		$ 1,000.00	$ 1,021.52	$ 3.66
Service Class	.81%
Actual		$ 1,000.00	$ 1,108.70	$ 4.29
Hypothetical A		$ 1,000.00	$ 1,021.06	$ 4.12
Service Class 2.98%
Actual		$ 1,000.00	$ 1,107.60	$ 5.19
Hypothetical A		$ 1,000.00	$ 1,020.21	$ 4.98
Investor Class	.80%
Actual		$ 1,000.00	$ 1,108.80	$ 4.24
Hypothetical A		$ 1,000.00	$ 1,021.11	$ 4.06

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.4	0.0
General Electric Co.	3.0	2.6
JPMorgan Chase & Co.	2.7	2.5
Berkshire Hathaway, Inc. Class B	2.5	2.2
Wells Fargo & Co.	2.5	2.8
Occidental Petroleum Corp.	2.4	2.2
Citigroup, Inc.	2.3	1.6
Royal Dutch Shell PLC Class A sponsored ADR	2.3	2.1
Merck & Co., Inc.	2.2	2.2
Sanofi SA sponsored ADR	2.0	1.5
	25.3
Top Five Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.6	26.4
Energy	14.3	15.7
Industrials	10.5	8.9
Health Care	10.1	11.9
Information Technology	8.6	8.4
Asset Allocation (% of fund's net assets)
As of December 31, 2012*		As of June 30, 2012 **
	Stocks 98.3%		Stocks 99.9%
	Short-Term Investments and Net Other Assets (Liabilities) 1.7%		Short-Term Investments and Net Other Assets (Liabilities) 0.1%
* Foreign investments	19.7%	** Foreign investments	19.4%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CONSUMER DISCRETIONARY - 8.2%
Auto Components - 1.1%
Delphi Automotive PLC (a)	22,400	$ 856,800
Tenneco, Inc. (a)	21,400	751,354
		1,608,154
Household Durables - 0.5%
Harman International Industries, Inc.	17,200	767,808
Media - 3.3%
Cablevision Systems Corp. - NY Group Class A	50,700	757,458
Comcast Corp. Class A	37,300	1,394,274
News Corp. Class A	49,000	1,251,460
Time Warner, Inc.	31,400	1,501,862
		4,905,054
Multiline Retail - 0.9%
Target Corp.	21,400	1,266,238
Specialty Retail - 2.4%
Advance Auto Parts, Inc.	14,800	1,070,780
Ascena Retail Group, Inc. (a)	43,300	800,617
Lowe's Companies, Inc.	49,200	1,747,584
		3,618,981
TOTAL CONSUMER DISCRETIONARY		12,166,235
CONSUMER STAPLES - 8.6%
Beverages - 1.5%
Anheuser-Busch InBev SA NV	14,631	1,274,134
Monster Beverage Corp. (a)	17,300	914,824
		2,188,958
Food & Staples Retailing - 0.8%
CVS Caremark Corp.	24,300	1,174,905
Food Products - 3.6%
Bunge Ltd.	15,200	1,104,888
Danone SA	29,500	1,949,632
Ingredion, Inc.	15,700	1,011,551
The J.M. Smucker Co.	14,900	1,284,976
		5,351,047
Household Products - 1.8%
Reckitt Benckiser Group PLC	43,114	2,736,859
Tobacco - 0.9%
British American Tobacco PLC sponsored ADR	12,500	1,265,625
TOTAL CONSUMER STAPLES		12,717,394
ENERGY - 14.3%
Energy Equipment & Services - 1.7%
Halliburton Co.	45,900	1,592,271
National Oilwell Varco, Inc.	12,900	881,715
		2,473,986

	Shares	Value
Oil, Gas & Consumable Fuels - 12.6%
Anadarko Petroleum Corp.	21,900	$ 1,627,389
Chesapeake Energy Corp. (d)	35,700	593,334
Energen Corp.	26,200	1,181,358
Exxon Mobil Corp.	58,800	5,089,140
Marathon Petroleum Corp.	26,100	1,644,300
Occidental Petroleum Corp.	47,098	3,608,178
Royal Dutch Shell PLC Class A sponsored ADR	48,559	3,348,143
The Williams Companies, Inc.	52,200	1,709,028
		18,800,870
TOTAL ENERGY		21,274,856
FINANCIALS - 26.6%
Capital Markets - 3.5%
Ameriprise Financial, Inc.	21,500	1,346,545
Morgan Stanley	72,660	1,389,259
State Street Corp.	27,600	1,297,476
UBS AG	79,432	1,243,022
		5,276,302
Commercial Banks - 4.5%
CIT Group, Inc. (a)	20,070	775,505
U.S. Bancorp	70,334	2,246,468
Wells Fargo & Co.	106,526	3,641,059
		6,663,032
Consumer Finance - 1.0%
Capital One Financial Corp.	25,300	1,465,629
Diversified Financial Services - 5.6%
Citigroup, Inc.	86,247	3,411,931
JPMorgan Chase & Co.	90,119	3,962,532
Moody's Corp.	17,400	875,568
		8,250,031
Insurance - 8.6%
AFLAC, Inc.	33,440	1,776,333
Aon PLC	30,500	1,695,800
Berkshire Hathaway, Inc. Class B (a)	42,100	3,776,370
MetLife, Inc.	31,000	1,021,140
Prudential Financial, Inc.	21,600	1,151,928
The Travelers Companies, Inc.	24,400	1,752,408
Validus Holdings Ltd.	47,357	1,637,605
		12,811,584
Real Estate Investment Trusts - 3.4%
American Tower Corp.	17,200	1,329,044
Equity Lifestyle Properties, Inc.	10,900	733,461
Prologis, Inc.	20,387	743,922
SL Green Realty Corp.	7,000	536,550
Ventas, Inc.	17,600	1,139,072
Weyerhaeuser Co.	21,800	606,476
		5,088,525
TOTAL FINANCIALS		39,555,103
Common Stocks - continued
	Shares	Value
HEALTH CARE - 10.1%
Health Care Equipment & Supplies - 1.6%
Baxter International, Inc.	17,900	$ 1,193,214
Zimmer Holdings, Inc.	16,857	1,123,688
		2,316,902
Health Care Providers & Services - 2.1%
CIGNA Corp.	21,000	1,122,660
McKesson Corp.	20,539	1,991,461
		3,114,121
Pharmaceuticals - 6.4%
GlaxoSmithKline PLC sponsored ADR	43,300	1,882,251
Johnson & Johnson	19,900	1,394,990
Merck & Co., Inc.	81,370	3,331,288
Sanofi SA sponsored ADR	61,900	2,932,822
		9,541,351
TOTAL HEALTH CARE		14,972,374
INDUSTRIALS - 10.5%
Aerospace & Defense - 0.6%
United Technologies Corp.	11,168	915,888
Building Products - 1.0%
Owens Corning (a)	37,975	1,404,695
Construction & Engineering - 0.5%
URS Corp.	19,000	745,940
Electrical Equipment - 0.9%
Regal-Beloit Corp.	18,000	1,268,460
Industrial Conglomerates - 3.0%
General Electric Co.	214,548	4,503,363
Machinery - 4.5%
Cummins, Inc.	14,271	1,546,263
Illinois Tool Works, Inc.	21,300	1,295,253
Ingersoll-Rand PLC	29,300	1,405,228
Parker Hannifin Corp.	14,900	1,267,394
Stanley Black & Decker, Inc.	15,700	1,161,329
		6,675,467
TOTAL INDUSTRIALS		15,513,813
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 1.4%
Cisco Systems, Inc.	110,100	2,163,465
Electronic Equipment & Components - 1.4%
Arrow Electronics, Inc. (a)	27,900	1,062,432
TE Connectivity Ltd.	26,200	972,544
		2,034,976
IT Services - 3.0%
Accenture PLC Class A	11,500	764,750

	Shares	Value
Amdocs Ltd.	24,200	$ 822,558
Fidelity National Information Services, Inc.	32,700	1,138,287
Fiserv, Inc. (a)	12,200	964,166
Global Payments, Inc.	16,300	738,390
		4,428,151
Office Electronics - 0.5%
Xerox Corp.	108,100	737,242
Software - 2.3%
Autodesk, Inc. (a)	21,600	763,560
Electronic Arts, Inc. (a)	54,800	796,244
Microsoft Corp.	32,176	860,064
Oracle Corp.	30,900	1,029,588
		3,449,456
TOTAL INFORMATION TECHNOLOGY		12,813,290
MATERIALS - 4.6%
Chemicals - 3.0%
Air Products & Chemicals, Inc.	17,900	1,503,958
Ashland, Inc.	14,500	1,165,945
LyondellBasell Industries NV Class A	32,300	1,844,007
		4,513,910
Containers & Packaging - 1.0%
Rock-Tenn Co. Class A	20,900	1,461,119
Metals & Mining - 0.6%
Reliance Steel & Aluminum Co.	14,100	875,610
TOTAL MATERIALS		6,850,639
TELECOMMUNICATION SERVICES - 1.0%
Wireless Telecommunication Services - 1.0%
America Movil S.A.B. de C.V. Series L sponsored ADR	24,700	571,558
Vodafone Group PLC sponsored ADR	37,000	932,030
		1,503,588
UTILITIES - 5.8%
Electric Utilities - 3.4%
Edison International	37,707	1,703,979
ITC Holdings Corp.	20,700	1,592,037
Northeast Utilities	43,700	1,707,796
		5,003,812
Multi-Utilities - 2.4%
CMS Energy Corp.	67,500	1,645,650
Sempra Energy	28,100	1,993,414
		3,639,064
TOTAL UTILITIES		8,642,876
TOTAL COMMON STOCKS (Cost $132,615,823)		146,010,168
Money Market Funds - 1.9%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	2,120,997	$ 2,120,997
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	605,200	605,200
TOTAL MONEY MARKET FUNDS (Cost $2,726,197)		2,726,197
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $135,342,020)	148,736,365
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(225,904)
NET ASSETS - 100%	$ 148,510,461
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,344
Fidelity Securities Lending Cash Central Fund	22,491
Total	$ 25,835
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 12,166,235	$ 12,166,235	$ -	$ -
Consumer Staples	12,717,394	6,756,769	5,960,625	-
Energy	21,274,856	21,274,856	-	-
Financials	39,555,103	38,312,081	1,243,022	-
Health Care	14,972,374	14,972,374	-	-
Industrials	15,513,813	15,513,813	-	-
Information Technology	12,813,290	12,813,290	-	-
Materials	6,850,639	6,850,639	-	-
Telecommunication Services	1,503,588	1,503,588	-	-
Utilities	8,642,876	8,642,876	-	-
Money Market Funds	2,726,197	2,726,197	-	-
Total Investments in Securities:	$ 148,736,365	$ 141,532,718	$ 7,203,647	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	80.3%
United Kingdom	8.0%
France	3.3%
Bermuda	1.8%
Switzerland	1.5%
Ireland	1.4%
Netherlands	1.2%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $591,672) - See accompanying schedule: Unaffiliated issuers (cost $132,615,823)	$ 146,010,168
Fidelity Central Funds (cost $2,726,197)	2,726,197
Total Investments (cost $135,342,020)		$ 148,736,365
Receivable for fund shares sold		471,138
Dividends receivable		220,231
Distributions receivable from Fidelity Central Funds		449
Prepaid expenses		377
Other receivables		12,530
Total assets		149,441,090

Liabilities
Payable for fund shares redeemed	$ 195,614
Accrued management fee	68,134
Distribution and service plan fees payable	804
Other affiliated payables	19,857
Other payables and accrued expenses	41,020
Collateral on securities loaned, at value	605,200
Total liabilities		930,629

Net Assets		$ 148,510,461
Net Assets consist of:
Paid in capital		$ 139,058,282
Undistributed net investment income		(196)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,941,939)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,394,314
Net Assets		$ 148,510,461

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($82,711,186 ÷ 6,564,886 shares)	$ 12.60

Service Class: Net Asset Value, offering price and redemption price per share ($211,448 ÷ 16,788 shares)	$ 12.60

Service Class 2: Net Asset Value, offering price and redemption price per share ($3,736,232 ÷ 298,880 shares)	$ 12.50

Investor Class: Net Asset Value, offering price and redemption price per share ($61,851,595 ÷ 4,912,470 shares)	$ 12.59

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 3,535,377
Income from Fidelity Central Funds		25,835
Total income		3,561,212

Expenses
Management fee	$ 821,443
Transfer agent fees	167,410
Distribution and service plan fees	9,928
Accounting and security lending fees	57,677
Custodian fees and expenses	9,256
Independent trustees' compensation	976
Audit	52,930
Legal	971
Miscellaneous	1,323
Total expenses before reductions	1,121,914
Expense reductions	(11,744)	1,110,170
Net investment income (loss)		2,451,042
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,337,051
Foreign currency transactions	(2,998)
Futures contracts	(33,520)
Total net realized gain (loss)		19,300,533
Change in net unrealized appreciation (depreciation) on: Investment securities	5,851,398
Assets and liabilities in foreign currencies	99
Total change in net unrealized appreciation (depreciation)		5,851,497
Net gain (loss)		25,152,030
Net increase (decrease) in net assets resulting from operations		$ 27,603,072

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,451,042	$ 1,649,411
Net realized gain (loss)	19,300,533	4,621,100
Change in net unrealized appreciation (depreciation)	5,851,497	(9,787,553)
Net increase (decrease) in net assets resulting from operations	27,603,072	(3,517,042)
Distributions to shareholders from net investment income	(2,418,565)	(1,578,080)
Share transactions - net increase (decrease)	(21,074,853)	(1,789,127)
Total increase (decrease) in net assets	4,109,654	(6,884,249)

Net Assets
Beginning of period	144,400,807	151,285,056
End of period (including distributions in excess of net investment income of $196 and distributions in excess of net investment income of $39,524, respectively)	$ 148,510,461	$ 144,400,807

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 11.00	$ 9.47	$ 6.69	$ 13.10
Income from Investment Operations
Net investment income (loss) C	.20	.12	.13 F	.07	.13
Net realized and unrealized gain (loss)	2.01	(.40)	1.56	2.78	(6.07)
Total from investment operations	2.21	(.28)	1.69	2.85	(5.94)
Distributions from net investment income	(.21)	(.12)	(.15)	(.07)	(.10)
Distributions from net realized gain	-	-	(.01)	-	(.37)
Total distributions	(.21)	(.12)	(.16)	(.07)	(.47)
Net asset value, end of period	$ 12.60	$ 10.60	$ 11.00	$ 9.47	$ 6.69
Total Return A,B	20.91%	(2.51)%	17.82%	42.66%	(46.50)%
Ratios to Average Net Assets D,G
Expenses before reductions	.72%	.73%	.76%	.80%	.79%
Expenses net of fee waivers, if any	.72%	.72%	.75%	.80%	.79%
Expenses net of all reductions	.71%	.72%	.74%	.80%	.79%
Net investment income (loss)	1.70%	1.14%	1.33% F	.95%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 82,711	$ 82,980	$ 78,133	$ 64,198	$ 41,306
Portfolio turnover rate E	106%	79%	160%	73%	53%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 10.99	$ 9.46	$ 6.69	$ 13.06
Income from Investment Operations
Net investment income (loss) C	.19	.12	.12 F	.06	.13
Net realized and unrealized gain (loss)	2.01	(.40)	1.56	2.77	(6.05)
Total from investment operations	2.20	(.28)	1.68	2.83	(5.92)
Distributions from net investment income	(.20)	(.11)	(.14)	(.06)	(.08)
Distributions from net realized gain	-	-	(.01)	-	(.37)
Total distributions	(.20)	(.11)	(.15)	(.06)	(.45)
Net asset value, end of period	$ 12.60	$ 10.60	$ 10.99	$ 9.46	$ 6.69
Total ReturnA,B	20.80%	(2.55)%	17.73%	42.35%	(46.49)%
Ratios to Average Net AssetsD,G
Expenses before reductions	.81%	.81%	.84%	.91%	.88%
Expenses net of fee waivers, if any	.81%	.81%	.83%	.91%	.88%
Expenses net of all reductions	.80%	.81%	.83%	.90%	.88%
Net investment income (loss)	1.61%	1.05%	1.24% F	.84%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 211	$ 194	$ 258	$ 251	$ 293
Portfolio turnover rate E	106%	79%	160%	73%	53%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.52	$ 10.90	$ 9.38	$ 6.63	$ 12.97
Income from Investment Operations
Net investment income (loss) C	.17	.10	.11 F	.05	.11
Net realized and unrealized gain (loss)	1.99	(.39)	1.53	2.75	(6.01)
Total from investment operations	2.16	(.29)	1.64	2.80	(5.90)
Distributions from net investment income	(.18)	(.09)	(.11)	(.05)	(.07)
Distributions from net realized gain	-	-	(.01)	-	(.37)
Total distributions	(.18)	(.09)	(.12)	(.05)	(.44)
Net asset value, end of period	$ 12.50	$ 10.52	$ 10.90	$ 9.38	$ 6.63
Total ReturnA,B	20.55%	(2.68)%	17.52%	42.32%	(46.68)%
Ratios to Average Net Assets D,G
Expenses before reductions	.98%	.98%	1.00%	1.05%	1.04%
Expenses net of fee waivers, if any	.98%	.97%	1.00%	1.05%	1.04%
Expenses net of all reductions	.97%	.97%	.99%	1.05%	1.04%
Net investment income (loss)	1.45%	.89%	1.08% F	.70%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,736	$ 3,202	$ 8,652	$ 8,277	$ 4,941
Portfolio turnover rate E	106%	79%	160%	73%	53%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.59	$ 10.99	$ 9.46	$ 6.69	$ 13.09
Income from Investment Operations
Net investment income (loss) C	.19	.12	.12 F	.07	.12
Net realized and unrealized gain (loss)	2.01	(.41)	1.56	2.77	(6.06)
Total from investment operations	2.20	(.29)	1.68	2.84	(5.94)
Distributions from net investment income	(.20)	(.11)	(.14)	(.07)	(.09)
Distributions from net realized gain	-	-	(.01)	-	(.37)
Total distributions	(.20)	(.11)	(.15)	(.07)	(.46)
Net asset value, end of period	$ 12.59	$ 10.59	$ 10.99	$ 9.46	$ 6.69
Total Return A,B	20.83%	(2.59)%	17.74%	42.41%	(46.53)%
Ratios to Average Net AssetsD,G
Expenses before reductions	.80%	.80%	.83%	.89%	.87%
Expenses net of fee waivers, if any	.80%	.80%	.83%	.89%	.87%
Expenses net of all reductions	.79%	.80%	.82%	.88%	.87%
Net investment income (loss)	1.62%	1.06%	1.25% F	.86%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,852	$ 58,025	$ 64,242	$ 56,380	$ 36,199
Portfolio turnover rateE	106%	79%	160%	73%	53%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,390,849
Gross unrealized depreciation	(3,503,805)
Net unrealized appreciation (depreciation) on securities and other investments	$ 12,887,044

Tax Cost	$ 135,849,321

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (3,003,551)
Net unrealized appreciation (depreciation)	$ 12,887,013

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (937,041)
2018	(2,066,510)
Total capital loss carryforward	$ (3,003,551)

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 2,418,565	$ 1,578,080

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(33,520) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $152,935,983 and $175,397,679, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 209
Service Class 2	9,719
$ 9,928

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 67,628
Service Class	149
Service Class 2	3,469
Investor Class	96,164
$ 167,410

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,475 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $405 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $22,491. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $11,744 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 1,379,268	$ 919,631
Service Class	3,393	1,921
Service Class 2	53,882	50,543
Investor Class	982,022	605,985
Total	$ 2,418,565	$ 1,578,080

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	1,352,046	2,216,092	$ 15,992,881	$ 24,201,146
Reinvestment of distributions	110,518	89,895	1,379,268	919,631
Shares redeemed	(2,727,326)	(1,580,332)	(31,911,868)	(17,459,004)
Net increase (decrease)	(1,264,762)	725,655	$ (14,539,719)	$ 7,661,773
Service Class
Shares sold	451	3,437	$ 5,296	$ 37,751
Reinvestment of distributions	272	188	3,393	1,921
Shares redeemed	(2,236)	(8,825)	(26,470)	(93,547)
Net increase (decrease)	(1,513)	(5,200)	$ (17,781)	$ (53,875)
Service Class 2
Shares sold	141,782	257,288	$ 1,633,565	$ 2,756,545
Reinvestment of distributions	4,352	4,980	53,882	50,543
Shares redeemed	(151,734)	(751,266)	(1,773,957)	(8,113,278)
Net increase (decrease)	(5,600)	(488,998)	$ (86,510)	$ (5,306,190)
Investor Class
Shares sold	959,913	1,105,876	$ 11,352,729	$ 12,075,704
Reinvestment of distributions	78,751	59,236	982,022	605,985
Shares redeemed	(1,604,791)	(1,531,761)	(18,765,594)	(16,772,524)
Net increase (decrease)	(566,127)	(366,649)	$ (6,430,843)	$ (4,090,835)

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP Freedom 2020 Portfolio was the owner of record of approximately 23% of the total outstanding shares of the Fund. The VIP Freedom Portfolios and VIP Investor Freedom Portfolios were the owners of record, in the aggregate, of approximately 62% of the total outstanding shares of the Fund. In addition, FMR or its affiliates were the owners of record of 33% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Value Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the Fund), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Assistant Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-Present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class designates 100%; Service Class designates 100%; Service Class 2 designates 100%; and Investor Class designates 100% of the dividends distributed in December 2012, as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Value Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the third quartile for the one- and five-year periods and the first quartile for the three-year period. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board noted that there was a portfolio management change for the fund in January 2012. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Value Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2011 and the total expense ratio of Service Class 2 ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPVAL-ANN-0213
1.768949.111

Item 2. Code of Ethics

As of the end of the period, December 31, 2012, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Value Portfolio (the "Fund"):

Services Billed by Deloitte Entities

December 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Value Portfolio	$42,000	$-	$7,000	$400

December 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Value Portfolio	$42,000	$-	$7,000	$300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (the "Funds"):

Services Billed by PwC

December 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity-Income Portfolio	$68,000	$-	$5,100	$3,800
Growth Portfolio	$62,000	$-	$3,300	$3,100
High Income Portfolio	$77,000	$-	$3,300	$2,100
Overseas Portfolio	$63,000	$-	$5,300	$2,100

December 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity-Income Portfolio	$68,000	$-	$3,500	$4,100
Growth Portfolio	$63,000	$-	$3,100	$3,300
High Income Portfolio	$69,000	$-	$3,300	$2,100
Overseas Portfolio	$64,000	$-	$5,300	$2,300

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2012A	December 31, 2011A
Audit-Related Fees	$910,000	$610,000
Tax Fees	$-	$-
All Other Fees	$955,000	$430,000

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2012A	December 31, 2011A
Audit-Related Fees	$4,805,000	$3,845,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2012 A	December 31, 2011 A
PwC	$5,640,000	$5,075,000
Deloitte Entities	$1,900,000	$1,145,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 20, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 20, 2013